                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
                        COLUMBIA FUNDS SEMIANNUAL REPORT
                                 JUNE 30, 2001

INTRODUCTION                 1        TO OUR SHAREHOLDERS
------------------------------------------------------------------------------
INVESTMENT                   4        COLUMBIA COMMON STOCK FUND
REVIEWS                      6        COLUMBIA GROWTH FUND
                             8        COLUMBIA INTERNATIONAL STOCK FUND
                             10       COLUMBIA SPECIAL FUND
                             12       COLUMBIA SMALL CAP FUND
                             14       COLUMBIA REAL ESTATE EQUITY FUND
                             16       COLUMBIA TECHNOLOGY FUND
                             18       COLUMBIA STRATEGIC VALUE FUND
                             20       COLUMBIA BALANCED FUND
                             22       COLUMBIA SHORT TERM BOND FUND
                             24       COLUMBIA FIXED INCOME SECURITIES FUND
                             26       COLUMBIA NATIONAL MUNICIPAL BOND FUND
                             28       COLUMBIA OREGON MUNICIPAL BOND FUND
                             30       COLUMBIA HIGH YIELD FUND
                             32       COLUMBIA DAILY INCOME COMPANY
------------------------------------------------------------------------------
FINANCIAL                    33       FINANCIAL HIGHLIGHTS
INFORMATION                  41       SCHEDULES OF INVESTMENTS
                             90       STATEMENTS OF ASSETS AND LIABILITIES
                             92       STATEMENTS OF OPERATIONS
                             94       STATEMENTS OF CHANGES IN NET ASSETS
                             96       NOTES TO FINANCIAL STATEMENTS

                                 COLUMBIA FUNDS
                           COLUMBIA FINANCIAL CENTER
                              1301 SW FIFTH AVENUE
                            PORTLAND, OR 97201-5601
                                 1-800-547-1707
                             WWW.COLUMBIAFUNDS.COM

            FRONT COVER FEATURES A PHOTOGRAPH OF THE 84-YEAR-OLD VISTA HOUSE, PERCHED ATOP CROWN POINT AT THE MOUTH OF THE COLUMBIA RIVER GORGE. THE PHOTO WAS TAKEN IN OREGON, LOOKING ACROSS TO WASHINGTON STATE.

                              TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[BAR GRAPH]                               FED BEGINS EASING POLICY IN EARLY 2001

                                                                          FED FUNDS RATE (%)
                                                                          ------------------
2-Feb '00                                                                        5.75
21-Mar                                                                              6
16-May                                                                            6.5
3-Jan '01                                                                           6
31-Jan                                                                            5.5
20-Mar                                                                              5
18-Apr                                                                            4.5
15-May                                                                              4
27-Jun                                                                           3.75

Source: Federal Reserve Board

We are pleased to present the Columbia Funds 2001 Semiannual Report. In the following pages, you will find detailed discussions and financial information about the 15 Columbia Funds. We know that the past six months have been a challenging environment for even the most resilient investor. Although the recent market correction has had a short-term negative effect on stock market returns, we firmly believe that the markets will recover and investors will be rewarded for maintaining a long-term view. Here, we discuss the positive steps that both the Federal Reserve Board (the "Fed") and many companies are taking to foster a more profitable future. We hope that you find this material helpful as you evaluate the performance of your investments.

ALL EYES ON THE FED

On the second trading day of 2001, the Fed surprised the markets with a 0.50% cut in the federal funds rate.
This unscheduled move -- which was to be the first of six rate reductions in the first half of the year -- came on the heels of increasing investor anxiety about an economy that was cooling too rapidly.
The economy (as measured by the gross domestic product) grew at an annualized pace of 1.2% in the first quarter of 2001, and then dropped to a rate of 0.7% (a preliminarily reported number) in the second quarter.

In an attempt to pump new life into the economy, the Fed lowered short-term interest rates a total of 2.75% during the first half of 2001. As the monetary easing process advanced, the markets rallied in April and May on hopes of a rebound. However, investor confidence faded as economic data released in late May and June offered disappointing news about near-term prospects for an economic and corporate profit recovery.
Meanwhile, the slowdown in economic activity also spread to Europe and Japan, resulting in weaker stock performance abroad.

BUSINESSES TAKE ACTION

Businesses have responded to the sharp decline in economic activity by aggressively slashing capital spending, curtailing overtime hours, laying off workers and reducing inventories. As a result, initial jobless claims have been rising, though they do appear to be stabilizing. Also, capital spending declined faster in the second quarter than in the prior two quarters, but it is expected to even out later in the year.

Despite the uncertain economic environment, the consumer and housing sectors have been resilient. Consumer confidence rebounded in the second quarter, and consumers have continued to spend. The Bush administration's tax cuts and rebate

                              TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

     ECONOMY STARTS SLOWING IN 2000
     [BAR GRAPH]

                                                                              GDP GROWTH
                                                                              ----------
3Q '99                                                                           5.70
4Q '99                                                                           8.30
1Q '00                                                                           4.80
2Q '00                                                                           5.60
3Q '00                                                                           2.20
4Q '00                                                                           1.00
1Q '01                                                                           1.20
2Q '01*                                                                          0.70

---------------
Source: U.S. Department of Commerce
* Estimate

checks should support consumer spending in spite of the increase in unemployment. In addition, given the sharp decline in economic growth, the housing sector remains unusually strong.

STOCKS REFLECT SLUGGISH GROWTH

In the first half of 2001, the slowing economy negatively affected stock prices as demand and production remained soft. For the period, the S&P 500 Index, representative of large-cap stocks, posted a return of -6.70%. Primarily made up of small-cap stocks, the Russell 2000 Index fared better, returning 6.85% for the same period. A rally in the second quarter, which favored growth stocks over value stocks, and smaller stocks over large-cap stocks, aided the Russell 2000's return. During the second quarter, the Russell 2000 returned 14.29% while the S&P 500 gained 5.85%.

                         Throughout the period, we maintained a focus on a fairly recent investment theme, "Beneficiaries of Policy Change." We believe that the shifts in monetary policy (declining short-term interest rates) and fiscal policy (new tax relief legislation) should provide a stimulus to earnings and stock prices for certain companies. Such companies would include financial stocks and early cycle stocks, like retailers. In addition, we've introduced a new "Long Cycle Infrastructure" investment theme. In recent years, certain areas of U.S. and global infrastructure have suffered from a lack of new investments due to regulations, environmental priorities and an unfavorable governmental bias. Due to shortages and changes in federal priorities, capital spending on infrastructure is expected to increase over the next several years. Therefore, we are focusing on stocks of companies involved in industries like transportation and natural gas pipeline.

BONDS EXCEL

Though the stock markets have struggled in the current environment, Fed easing resulted in solid performance for bonds in the first half of 2001. The Lehman Aggregate Bond Index, for instance, returned 3.62% for the period. The yield curve is returning to a more normal (steep) shape, where long-term rates are higher than short-term rates. A steeper yield curve has historically been a positive signal in advance of an economic recovery, although it has not consistently indicated the timing or strength of that recovery.

Corporate debt issues have performed well this year in expectation that the economy and earnings will recover with the benefit of Fed easing. Yields on corporate and mortgage securities remain historically high relative to Treasuries, and high yield bonds continue to be an attractive source of additional income in bond portfolios.

                              TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
We will continue to work hard to navigate the markets to your benefit and minimize downside risk to the Funds.

MAINTAINING A LONG-TERM PERSPECTIVE

Aggressive Fed easing has historically been positive for stock prices and, ultimately, corporate earnings. However, it takes time for the effects of interest rate cuts to work their way through the economy. We expect to see some early signs of recovery later this year, with more stable and sustained growth in 2002. Aggressive action by the Fed has bolstered consumer confidence, but corporate earnings need to stabilize and corporate confidence needs to improve for the economy to get back on a higher growth path.

In over 35 years of business at Columbia, we have witnessed our share of bear markets and economic slowdowns. After several years of strong stock market performance, the current market weakness serves to remind us that we are involved in a cyclical business, where not only patience, but also diversification is a virtue. Ultimately, time heals the markets, but until it does, we will continue to work hard to navigate the markets to your benefit and minimize downside risk to the Funds.

NEWS AT COLUMBIA

We would like to take this opportunity to announce that Richard J. Johnson has taken the helm as chief investment officer. You may know him as the lead manager of Columbia Special Fund and Columbia Small Cap Fund, a role that he will continue to perform in addition to his new position. Since joining the company in 1994, Mr. Johnson has built an outstanding small/mid-cap team while contributing to Columbia's investment process on a strategic level. We believe his leadership, knowledge and commitment will strengthen our investment process and help to position Columbia Funds for continued success.

To learn more about what's new at Columbia, visit us at www.columbiafunds.com. On our Web site, you'll also find up-to-date performance, as well as secure access to your account information. If you have questions about how to begin viewing your account online, simply send a note to askcolumbia@columbiafunds.com. Or, call an Investor Services Representative at 1-800-547-1707, Monday through Friday, between the hours of 7:30 a.m. and 5:00 p.m. Pacific Standard Time.

Thank you for your investment and continued confidence in Columbia Funds.

Sincerely,

/s/ Thomas L. Thomsen                    /s/ Jeff B. Curtis
Thomas L. Thomsen                        Jeff B. Curtis
Chairman and Chief Executive Officer     President
Columbia Funds Management Company        Columbia Funds Management Company

August 2001

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA COMMON STOCK FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                           CCSF     S&P 500
                                                          ------    -------
1 Year                                                    -21.06%   -14.84%

5 Years                                                    13.04%    14.47%

Since Inception (10/1/91)                                  14.67%    14.98%



     GROWTH OF $10,000 SINCE
     INCEPTION [LINE GRAPH]

PERIOD ENDED                                                     COLUMBIA COMMON STOCK FUND                  S&P 500
------------                                                     --------------------------                  -------
10/1/91                                                                    10000                              10000
12/31/91                                                                   11025                              10838
12/31/92                                                                   12126                              11664
12/31/93                                                                   14120                              12840
12/31/94                                                                   14411                              13009
12/31/95                                                                   18855                              17898
12/31/96                                                                   22760                              22007
12/31/97                                                                   28534                              29349
12/31/98                                                                   36033                              37737
12/31/99                                                                   45315                              45677
12/31/00                                                                   42719                              41515
6/30/01                                                                    38258                              38731


---------------
Past performance is not predictive of future results. The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market.

FUND PERFORMANCE

For the six months ended June 30, 2001, Columbia Common Stock Fund posted a return of -10.44%, lagging the -6.70% return of the S&P 500 Index.

A TOUGH ENVIRONMENT

The first six months of 2001 posed a difficult investment environment for the
                       Fund. A rapid economic slowdown negatively affected the broad market, resulting in increased risk to earnings estimates. In an effort to boost the sluggish economy, the Federal Reserve lowered interest rates on six occasions during the period. The aggressive rate cuts, combined with oversold conditions, created an environment for a market rally in April that lasted through late May. Technology, the hardest hit sector in the current economic slowdown, was able to recover some lost ground, but fundamentals continue to be weak across the sector.

                       SOLID CONTRIBUTORS TO PERFORMANCE

                       During this challenging market environment, Fund performance was enhanced by holdings in the media and consumer cyclical sectors. In particular, AOL Time Warner and Waste Management both performed nicely in the first six months of the year. AOL bounced back from its oversold position in late 2000, and investors became more confident in the company as it provided evidence that expectations would be met in one of the most difficult earnings environments.

                       Waste Management is in the second phase of a turnaround. The company is led by a new management team, and we believe that the effort will be successful. In the first half of the year, investors became increasingly convinced that this company was being brought back to life, and its share price reflects this sentiment.

                       SOME DISAPPOINTMENTS

                       Sectors that hampered the Fund's performance in the first half of the year included gas and electric utilities, consumer staples and technology. Also, some individual Fund holdings were a drag on performance, including American Express. The extremely weak capital markets and deteriorating credit markets caught up to the company's financial advisors unit, which comprises approximately 30% of its earnings. Although American Express' performance was disappointing, we are encouraged by the management team's aggressive response and believe that the company will emerge from this economic and capital market

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


slowdown with strong earnings growth. Therefore, we have chosen to retain the Fund's investment in the company.

EMPHASIZING INVESTMENT THEMES

To position the Fund for success in the current volatile environment, we continue to emphasize the "Beneficiaries of Policy Change" investment theme. This theme focuses on stocks that stand to benefit from stimulative monetary and fiscal policy -- such as the interest rate cuts that have occurred to date, as well as the tax rate reductions and rebates recently passed by the Bush administration. Financial and early cycle stocks, such as retailers, are groups that we are tracking within this theme.

In selecting individual stocks for the portfolio, we seek several important company characteristics, including the capability to exceed consensus earnings expectations, intrinsic value (always a constant), and management that can effect solid operational change.

LOOKING AHEAD

We remain hopeful for an economic rebound due to the monetary and fiscal stimulus that has occurred to date.
However, we do expect the negative corporate earnings environment to continue for the rest of 2001, since there is typically a lag between interest rate reductions and a recovery in the economy.

We appreciate your continued confidence in Columbia Common
Stock Fund.

Guy W. Pope
On behalf of the Columbia Investment Team

                     TOP TEN HOLDINGS
                      % of Net Assets

                                                              6/30/01  12/31/00
                                                              -------  --------
Pfizer, Inc.                                                      4.9       6.2
Citigroup, Inc.                                                   4.2       4.5
General Electric Co.                                              3.7       3.2
Microsoft Corp.                                                   3.5       1.7
AOL Time Warner, Inc.                                             2.9       2.2
Baxter International, Inc.                                        2.4       1.5
Pharmacia Corp.                                                   2.3       3.3
Waste Management, Inc.                                            2.2       0.7
Tyco International, Ltd.                                          2.2       2.4
American International Group, Inc.                                2.2       3.5

                            ------------------------
                                TOP FIVE SECTORS
                                % of Net Assets

                                                              6/30/01  12/31/00
                                                              -------  --------
Technology                                                       18.7      19.3
Finance                                                          17.6      20.6
Health Care                                                      13.3      18.9
Media/Telecom Services                                           13.0       8.7
Basic Industries & Mfg.                                          12.1      10.7

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA GROWTH FUND


                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                                     RUSSELL
                                                            S&P       1000
                                                  CGF       500      GROWTH
                                                 ------    ------    -------
1 Year                                           -28.17%   -14.84%   -36.17%
5 Years                                           12.19%    14.47%    11.99%
10 Years                                          14.49%    15.10%    13.76%
20 Years                                          14.79%    15.31%    13.96%



     GROWTH OF $10,000 OVER 20 YEARS
     [LINE GRAPH]

PERIOD ENDED                                      COLUMBIA GROWTH FUND               S&P 500               RUSSELL 1000 GROWTH
------------                                      --------------------               -------               -------------------
6/30/81                                                   10000                       10000                       10000
6/30/82                                                    9030                        8849                        8459
6/30/83                                                   17587                       14237                       14214
6/30/84                                                   14363                       13568                       12127
6/30/85                                                   19351                       17743                       15481
6/30/86                                                   24956                       24081                       21962
6/30/87                                                   28751                       30132                       26102
6/30/88                                                   28487                       28056                       23176
6/30/89                                                   33019                       33805                       27948
6/30/90                                                   38576                       39372                       34222
6/30/91                                                   40814                       42306                       37593
6/30/92                                                   45111                       47974                       42717
6/30/93                                                   55555                       54513                       46574
6/30/94                                                   56633                       55282                       46453
6/30/95                                                   70009                       69694                       60626
6/30/96                                                   88891                       87822                       77498
6/30/97                                                  110198                      118287                      101770
6/30/98                                                  147334                      153974                      133696
6/30/99                                                  181000                      189003                      170168
6/30/00                                                  219897                      202706                      213850
6/30/01                                                  157994                      172605                      136497

Past performance is not predictive of future results. The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on total market capitalization).

FUND PERFORMANCE

For the six months ended June 30, 2001, Columbia Growth Fund returned - 13.83%, modestly exceeding the -14.24% return of the Russell 1000 Growth Index. These returns resulted from an environment characterized by a significant deterioration in expected corporate profit growth and punctuated by a sharp rally based on sentiment that the worst of the earnings deterioration may have ended. Over the long term, the Fund's average annual returns have kept ahead of the Index: for instance, for the 10-year period ended June 30, the Fund returned 14.49% compared to 13.76% for the Index.

                       CONSUMER GROWTH ISSUES AID PERFORMANCE

                       Despite the sharp second quarter rebound, technology stocks generally lost value in the six-month period ended June 30. Declines in EMC, Oracle and Veritas Software negatively affected Fund performance, and we reduced our holdings in these stocks. However, these are all fundamentally solid companies, whose prospects are expected to regain their prior luster when signs of an economic recovery become clear.

                       As the Federal Reserve has eased monetary policy to reinvigorate the economy, various consumer growth issues in the Fund have performed well. Gains were posted by Lowe's Cos., a retailer of home improvement products; Clear Channel Communications, a diversified media company including radio, outdoor advertising, and entertainment; and AOL Time Warner, an "Internet-powered" media and communications company. Also, as the health care sector has been relatively unaffected by the economy's ups and downs, holdings such as Johnson & Johnson and Baxter International performed well for the Fund.

                       THE PROFIT OUTLOOK

                       Since the market for growth stocks peaked in early 2000, fears of rising inflation have been replaced by fears of a world economic recession and a continued decline in corporate earnings. Indeed, this country's long running economic and profit boom caused many to dismiss the economy's historically cyclical nature as a thing of the past. As the significant contraction in economic growth and the large decline in corporate profits show, these sources of long-term stock price appreciation are most definitely cyclical.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

On that note, despite the recent disappointing performance of growth stocks, we believe that this economic and profit downturn will eventually give way to a rebound. Easier monetary conditions, fiscal stimulus in the form of tax cuts, and a sharp contraction in inventories have together set the stage for a possible recovery later this year and into 2002. Once investors gain confidence in this prospect, we believe stock prices will respond by moving higher.

POSITIONING THE FUND

Columbia Growth Fund seeks to own companies with superior long-term earnings growth, high and/or rising returns on invested capital, strong and defensible competitive positions, and relatively sustainable valuations. While we are confident that the economic and profit downturns will reverse, we believe that various factors combine to make the shape, timing and vigor of the recovery uncertain.
Until the economic picture gains clarity, the Fund will remain diversified in consumer, health care, technology and other growth companies.

While this is certainly a difficult period for growth stocks, keep in mind that growth stocks are an important element of a well diversified portfolio. By maintaining a long-term perspective and riding out market lows, investors may be in a better position to benefit when markets recover.

Thank you for your continued confidence.

Alexander S. Macmillan
Portfolio Manager



                                TOP TEN HOLDINGS
                                % of Net Assets

                                                              6/30/01  12/31/00
                                                              -------  --------
Microsoft Corp.                                                   5.1       0.9
Pfizer, Inc.                                                      5.0       6.2
General Electric Co.                                              4.8       2.6
AOL Time Warner, Inc.                                             4.1       2.6
Tyco International, Ltd.                                          3.9       4.4
Citigroup, Inc.                                                   3.6       3.8
Wal-Mart Stores, Inc.                                             3.1       3.2
Intel Corp.                                                       2.8       1.8
American International Group, Inc.                                2.5       3.7
Pharmacia Corp.                                                   2.3       2.9

                            ------------------------
                                TOP FIVE SECTORS
                                % of Net Assets

                                                              6/30/01  12/31/00
                                                              -------  --------
Technology                                                       34.0      29.1
Health Care                                                      16.0      18.9
Finance                                                          12.0      16.4
Media/Telecom Services                                           11.7       8.8
Basic Industries & Mfg.                                          10.6      10.5

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA INTERNATIONAL STOCK FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                                     MSCI
                                                           CISF      EAFE
                                                          ------    -------
1 Year                                                    -22.08%   -23.32%

5 Years                                                     7.08%     3.19%

Since Inception (10/1/92)                                   9.28%     7.58%


     GROWTH OF $10,000 SINCE
     INCEPTION [LINE GRAPH]

PERIOD ENDED                                                 COLUMBIA INTERNATIONAL STOCK FUND              MSCI EAFE
------------                                                 ---------------------------------              ---------
10/1/92                                                                  10000.00                            10000.00
12/31/92                                                                 10060.00                             9623.00
12/31/93                                                                 13417.00                            12794.00
12/31/94                                                                 13086.00                            13825.00
12/31/95                                                                 13760.00                            15422.00
12/31/96                                                                 16042.00                            16403.00
12/31/97                                                                 17882.00                            16740.00
12/31/98                                                                 20177.00                            20144.00
12/31/99                                                                 31865.00                            25643.00
12/31/00                                                                 24651.00                            22063.00
6/30/01                                                                  21844.00                            18889.00

Past performance is not predictive of future results. The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.


FUND PERFORMANCE

International markets continued to struggle in the first half of 2001. Columbia International Stock Fund returned -11.37% for the six months ended June 30, ahead of the MSCI EAFE Index's return of -14.40%. Since the Fund's inception in 1992, its average annual returns have also kept ahead of the Index: the Fund has returned 9.28% while the MSCI EAFE has returned 7.58% for the same period.

                       THE GLOBAL ENVIRONMENT

                       We began the year with an emphasis on Europe and a de-emphasis on Japan, due to a belief that the Euro was recovering from an 18-month decline and that the Japanese Yen was likely to weaken. However, we have become increasingly concerned with the continued deterioration in European economic conditions. For instance, the largest European economy, Germany, has shown pronounced weakness in manufacturing. Also, the Euro has yet to exhibit clear signs of strength, and European economies are being negatively impacted by the slowdown in the U.S. Therefore, in the first quarter, we began selling off some European holdings and funneling proceeds into Japan.

                       While the Japanese economy has also lost its upward momentum, we have been considerably encouraged by several recent developments. In the first quarter, the Bank of Japan unexpectedly reversed its monetary policy, de-emphasizing interest rate levels and concentrating on removing deflation, since consumer prices have been falling for some time. The Bank should be substantially more accommodative moving forward, allowing more money to flow into the economy in an effort to restore growth and consumer confidence. Also, Japan's largest political party elected a new prime minister, Junichiro Koizumi, who has attracted enormous public support. He represents a new approach to resolving Japan's long standing banking crisis and restructuring the government's fiscal policy. He may serve as the catalyst for renewing and reinvigorating Japan's economy.

AREAS OF STRENGTH

In Europe, we have maintained a significant weighting in the United Kingdom, where authorities have responded to lackluster growth by lowering interest rates. Generally, in Europe, we have favored financial stocks and defensive growth areas, such as pharmaceuticals and food retailers. Some holdings that have performed particularly well for us include Elan Corp., an Irish specialty pharmaceutical

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


company; Grupo Dragados, a major European construction company based in Spain; and Peugeot, a French auto manufacturer that has successfully introduced a new line of automobiles.

In Japan, we have been targeting corporations positioned to benefit from a weakening Yen, such as auto manufacturers Toyota, Honda and Nissan. Also, restructuring is becoming an attractive theme. For instance, Tokyu Corp., whose business involves land transportation, real estate and retailing, has been particularly aggressive; it has been a holding in the portfolio for over one year. Also, we started investing in Korea, an emerging market, last October and have realized some very good performance, particularly from Pacific
Corp., a cosmetics company. We have more than doubled our holdings in this company, and it is now one of the portfolio's largest positions.

STOCKS HINDERING PERFORMANCE

Although we substantially reduced our exposure to the telecommunications sector during the period, the Fund was negatively impacted by its exposure to this sector. For example, Vodafone, the largest company in the United
Kingdom by market value and a leading global cellular phone company, remains in the portfolio. We are confident in Vodafone's financial strength and long-term outlook, but its shares continue to struggle. Likewise, in Japan we maintain investments in Nippon Telegraph & Telephone and NTT DoCoMo, the leading telephone and mobile companies, respectively. Both holdings demonstrated weakness during the period.

MOVING FORWARD

Looking ahead, international markets are expected to perform modestly until economic growth picks up. We expect the U.S. dollar to weaken in coming months, and a weaker dollar would enhance the portfolio's performance. Also, depending upon the success of new initiatives in Japan, this major stock market could become a strong source of positive performance.

We appreciate your continued confidence in Columbia International Stock Fund.

James M. McAlear
Portfolio Manager
                     TOP TEN HOLDINGS
                      % of Net Assets

                                                              6/30/01  12/31/00
                                                              -------  --------
Pacific Corp. (Korea)                                             1.3       0.5
Barclays plc (United Kingdom)                                     1.3       1.0
JGC Corp. (Japan)                                                 1.2        --
Tokyu Corp (Japan)                                                1.2       1.1
Royal Bank of Scotland plc (United Kingdom)                       1.2       1.1
Nestle SA (Switzerland)                                           1.2       1.2
GlaxoSmithKline plc (United Kingdom)                              1.1       1.5
Grupo Dragados SA (Spain)                                         1.1       1.0
The Nomura Securities Co., Ltd. (Japan)                           1.1       0.4
Toyota Motor Corp. (Japan)                                        1.1        --

                            ------------------------
                               TOP FIVE COUNTRIES
                                % of Net Assets

                                                              6/30/01  12/31/00
                                                              -------  --------
Japan                                                            25.5      12.4
United Kingdom                                                   22.0      22.9
France                                                            8.5      10.9
Korea                                                             5.4       3.2
Italy                                                             5.2       5.6

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA SPECIAL FUND


                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001




                                                                    Russell
                                                         Russell    Midcap
                                                CSF      Midcap     Growth
                                              -------    -------    -------
1 Year                                        -21.21%     0.95%     -31.51%

5 Years                                        11.68%    14.23%      12.29%

10 Years                                       15.81%    15.80%      14.25%



     GROWTH OF $10,000 OVER 10 YEARS
     [LINE GRAPH]

                                                  COLUMBIA SPECIAL FUND          RUSSELL MIDCAP           RUSSELL MIDCAP GROWTH
                                                  ---------------------          --------------           ---------------------
6/30/91                                                   10000                       10000                       10000
6/30/92                                                   11643                       11844                       11217
6/30/93                                                   15012                       14561                       13308
6/30/94                                                   16247                       14755                       13583
6/30/95                                                   19551                       18207                       17173
6/30/96                                                   24980                       22302                       21225
6/30/97                                                   27116                       27423                       24962
6/30/98                                                   30880                       34276                       30958
6/30/99                                                   33940                       38152                       37246
6/30/00                                                   55075                       42975                       55336
6/30/01                                                   43394                       43382                       37903


Past performance is not predictive of future results. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.


FUND PERFORMANCE

For the six months ended June 30, 2001, Columbia Special Fund returned -15.66%. In comparison, the Russell Midcap Growth Index returned -12.96% and the Russell Midcap Index returned -1.96%. While the first quarter of the year was extremely difficult for mid-cap growth stocks, the Fund was able to recover some lost ground in a second quarter rally as technology stocks rebounded from their February and March lows.

                       AN UNFORGIVING FIRST QUARTER

                       After strongly outperforming its benchmarks in 2000, the Fund took its lumps early in 2001. In particular, software valuations fell sharply due to lowered earnings visibility and rapid deterioration in corporate spending on information technology. Also, after the Fed's first rate cut in January, both energy and health care stocks turned down as investors moved away from these more defensive areas and toward more cyclical technology companies, such as semiconductors, in hopes of a Fed-induced economic rebound. Later in the period, as the economy continued to shrink and technology hopes faded, health care stocks rebounded, since their earnings are relatively insulated from changes in the economy. After having a strong 2000, the energy sector began to experience difficulty as prices for oil and natural gas started to weaken in the face of lower demand.

                       Despite aggressive Fed easing and potential stimulation from the recent tax cut, stock valuations remain under pressure, thanks to continued concerns about a bleak corporate earnings outlook. The economic boom of the late 1990s resulted in excessive capital spending, especially by technology firms. As a result, companies are experiencing overcapacity in both equipment and workforce. Many are now in the process of reducing spending to a level consistent with a more sober economic outlook. Valuation pressures will likely continue until investors gain confidence in an economic recovery and, most importantly, in corporate earnings.

                       STRONG PERFORMERS IN THE PERIOD

                       Health care and consumer-related stocks were generally strong for the period. Earnings in the health care sector have held up well thanks to their relative insensitivity to the

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


economy. Despite the slower economy, the American consumer continues to spend on housing and automobiles.

The strongest performers for the portfolio during the first half of the year were ANDRX Group, a maker of generic and specialty drugs; Tenet Healthcare, which operates acute care hospitals; and Apollo Group, which provides adult education courses, both on their own campuses and over the Internet. In addition, the Fund's retail stocks lifted performance, largely due to good stock selection.

ENERGY STOCKS HAMPER PERFORMANCE

In contrast to very strong performance in 1999 and 2000, energy was one of the poorest sectors for the Fund in the first half of 2001, especially in the second quarter.
Falling natural gas prices were the main culprit in reducing the earnings visibility for energy producers and thus for the service companies that depend on the producers' exploration budgets. We reduced our energy sector weighting considerably due to this deterioration in the outlook.

VOLATILITY LIKELY TO CONTINUE

We expect the market to continue to be volatile, as investors' hopes for a recovery in corporate earnings fluctuate with every new piece of economic data and company announcements. Inventories are currently in the process of being reduced, an activity that often signals a healthier future. However, the timing and strength of a recovery are what is crucial for the market's performance in the second half of this year. We currently expect to see domestic stabilization in revenue and earnings by the fourth quarter, which should put the market on more stable footing. In the meantime, we continue to seek companies with the best future growth prospects and reasonable valuations for the portfolio.

Thank you for your continued confidence in Columbia Special Fund.

Richard J. Johnson
Portfolio Manager


                     TOP TEN HOLDINGS
                      % of Net Assets

                                                           6/30/01    12/31/00
Altera Corp.                                                 2.9        0.8

Nabors Industries, Inc.                                      2.2        3.4

Transocean Sedco Forex, Inc.                                 2.1        1.0

Noble Drilling Corp.                                         2.0        1.7

Univision Communications, Inc. (Class A)                     1.9        1.4

Tenet Healthcare Corp.                                       1.8        3.5

Synopsys, Inc.                                               1.8         --

Martin Marietta Materials, Inc.                              1.7         --

IMS Health, Inc.                                             1.7        1.3

ANDRX Group                                                  1.6         --

                            ------------------------



                                TOP FIVE SECTORS
                                % of Net Assets

                                                           6/30/01    12/31/00
Technology                                                  23.0        23.4

Health Care                                                 22.3        23.2

Consumer Cyclical                                           13.9        13.1

Media/Telecom Services                                      12.6         6.9

Energy                                                       8.1        13.1

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA SMALL CAP FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                                   Russell
                                                        Russell     2000
                                              CSCF       2000      Growth
                                             -------    -------    -------
1 Year                                       -15.49%      0.57%    -23.35%

Since Inception (10/1/96)                     20.46%     10.17%      5.27%

              GROWTH OF $10,000 SINCE INCEPTION
[LINE GRAPH]

                                                 COLUMBIA SMALL CAP FUND          RUSSELL 2000             RUSSELL 2000 GROWTH
                                                 -----------------------          ------------             -------------------
10/1/96                                                   10000                       10000                       10000
12/31/96                                                  10762                       10520                       10026
12/31/97                                                  14432                       12872                       11324
12/31/98                                                  15109                       12544                       11464
12/31/99                                                  24045                       15211                       16404
12/31/00                                                  25452                       14752                       12723
6/30/01                                                   23989                       15762                       12730

Past performance is not predictive of future results. The Russell 2000 is an unmanaged index generally considered representative of the market for small, domestic stocks. The Russell 2000 Growth Index is an unmanaged index that measures performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

FUND PERFORMANCE

For the six months ended June 30, 2001, Columbia Small Cap Fund returned -5.76%, compared with 0.03% for the Russell 2000 Growth Index and 6.85% for the Russell 2000 Index. Since the Fund's inception, however, it has outperformed both indices. The Fund has returned 20.46% on an average annual basis since its inception in 1996. For the same period, the Russell 2000 Index has returned 10.17% and the Russell 2000 Growth Index has returned 5.27%.

                       MARKET ENVIRONMENT

                       Small cap growth stocks corrected significantly in the year 2000, and continued to struggle in the first quarter of 2001 as investor preference favored value stocks. In a second quarter April rally, however, market sentiment turned as small-cap growth stocks rebounded versus value stocks, benefiting the Fund's growth bias. Technology stocks, in particular, bounced back from their lows of February and March and were able to regain some lost ground.

                       Continued concern over a very bleak earnings outlook is pressuring stock valuations, despite aggressive Fed easing and possible stimulation from the tax cut. The boom times of the late 1990s caused excessive capital spending (especially in technology), resulting in overcapacity in both equipment and workforce. Companies are now in the process of ratcheting down spending due to a more sober outlook for the economy. This pressure on valuations will likely continue until the market gains confidence in the timing and strength of a recovery in the economy and, most importantly, in corporate earnings.

                       STRONG PERFORMERS

                       The Fund benefited from various holdings throughout the period, including health care, education and retail stocks. Health care proved consistently strong as earnings for this sector are relatively insensitive to the economy. The Fund's return was boosted by our holdings in Caremark (a pharmacy benefit manager), DaVita (a renal dialysis provider) and Professional Detailing (outsourced drug sales). Education stocks such as Apollo Group, Strayer Education and Sylvan Learning Systems were also quite strong. Finally, we were pleased with the contributions made by our retail holdings in Williams-Sonoma, Michaels Stores, American Eagle Outfitters and AnnTaylor Stores.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


Early in the second quarter, technology and biotech were the strongest sectors for the Fund. Retek, a developer of enterprise software for retailers, did particularly well as it reaffirmed confidence in its growth forecasts. Alkermes, which focuses on drug delivery technology, rallied on news of clinical progress with a drug being developed in partnership with Johnson & Johnson.

ENERGY FALLS BACK

After boosting the Fund's performance in 1999 and 2000, the energy sector performed poorly and hampered performance in the period. Falling natural gas prices were the main culprit in reducing the earnings visibility for energy producers. In turn, service companies that depend on the producers' exploration budgets also experienced reduced earnings visibility. We decreased our energy weighting considerably during the period, since the commodity (oil and natural gas) price risk may continue to erode earnings potential in the near term.

LOOKING AHEAD

Market volatility is expected to continue as investors assess new announcements of economic data and corporate earnings. The timing and strength of an economic recovery in the second half of the year is uncertain. Anticipated stabilization in revenue and earnings has been pushed out from the third to the fourth quarter this year; this revision in expectations has occurred in recent weeks, causing the current market weakness. When stabilization eventually occurs, however, it should put the market on better footing. In the meantime, we continue to seek companies with the best future growth prospects and reasonable valuations.

We appreciate your interest in Columbia Small Cap Fund.

Richard J. Johnson
Portfolio Manager


                     TOP TEN HOLDINGS
                      % of Net Assets

                                                           6/30/01    12/31/00
Eclipsys Corp.                                               2.3        1.1

Atlantic Coast Airlines Holdings, Inc.                       1.9        1.3

DaVita, Inc.                                                 1.7        1.5

Sylvan Learning Systems, Inc.                                1.7        0.2

Electronics for Imaging, Inc.                                1.6         --

Williams-Sonoma, Inc.                                        1.6        0.8

Retek, Inc.                                                  1.6        1.5

Tetra Tech, Inc.                                             1.6        2.0

Lattice Semiconductor Corp.                                  1.5        0.7

Veritas DGC, Inc.                                            1.5        1.6

                            ------------------------



                                TOP FIVE SECTORS
                                % of Net Assets

                                                           6/30/01    12/31/00
Technology                                                  25.8        23.7

Health Care                                                 25.7        28.4

Consumer Cyclical                                           22.7        13.7

Energy                                                       9.8        16.2

Media/Telecom Services                                       4.8         0.9

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA REAL ESTATE EQUITY FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                           CREF     NAREIT
                                                          ------    ------
1 Year                                                    19.48%    24.43%

5 Years                                                   13.51%    11.03%

Since Inception (4/1/94)                                  12.70%    10.50%

              GROWTH OF $10,000 SINCE INCEPTION
[LINE GRAPH]

PERIOD ENDED                                                                CREF                              NAREIT
------------                                                                ----                              ------
4/1/94                                                                    10000.00                           10000.00
12/31/94                                                                  10176.00                            9978.00
12/31/95                                                                  11892.00                           11502.00
12/31/96                                                                  16446.00                           15558.00
12/31/97                                                                  20515.00                           18710.00
12/31/98                                                                  17985.00                           15434.00
12/31/99                                                                  17545.00                           14721.00
12/31/00                                                                  22605.00                           18603.00
6/30/01                                                                   23938.00                           20730.00

Past performance is not predictive of future results. The National Association of Real Estate Investment Trusts Index (NAREIT) is an unmanaged index that tracks performance of all publicly traded equity REITs.

FUND PERFORMANCE

While most equity markets suffered, the returns of real estate investment trusts (REITs) continued to be strong in the first half of 2001, fueled by their low valuations, stability and healthy cash flows. For the six months ended June 30, 2001, Columbia Real Estate Equity Fund returned 5.91%. The NAREIT Index returned 11.45%. Over the long term, the Fund has outperformed its benchmark. For the five years ended June 30, the Fund posted an average annual return of 13.51%, compared to an 11.03% average annual return for the NAREIT Index.

                       The Fund's underperformance in the first half of the year was due to a sharp shift in market sentiment in the first quarter, as investors favored small cap, high dividend yielding names, which are underrepresented in the Fund. This trend appeared to be shifting, as was evidenced by the marked improvement in the Fund's relative performance in the second quarter.



                       MARKET CONDITIONS

                       The balance of supply and demand for real estate suggests that stable forward growth rates coupled with low valuations bode well for REIT performance. The risks posed by a weakening economy (declining occupancies and rents) are now being felt in the form of modestly declining earnings estimates for 2001. However, these risks are mitigated by moderating new supply levels, an aggressive Fed seeking to boost economic growth in 2002, and contractual lease obligations (which protect near- to intermediate-term cash flows).

                       Historically, the sectors best positioned to benefit from the Fed's easing actions are lodging and retail, as the economy responds to heightened demand spurred by lower interest rates. Both of these sectors have outperformed the NAREIT Index for the year to date, and our weightings in these sectors contributed strongly to the Fund's performance. The Fund was hurt, however, by the underperformance of the apartment, industrial and office sectors, which suffered from higher relative valuations (compared to lodging and retail) and perceptions of declining growth rates due to a weak economy. We did not reduce the Fund's weighting in these sectors fast enough to prevent results that lagged the Index, particularly in the first quarter. As the second quarter came to a close, the office sector began to improve as concerns over fundamentals eased, and we began adding back to positions.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


SMALLER CAP NAMES DOMINATE

Performance in the first half of 2001 has been dominated by smaller cap, high dividend yielding companies, largely in the retail and health care sectors. A powerful rally was produced by a combination of improved fundamentals -- such as lower short-term interest rates for the retail sector and rising government reimbursements for the health care sector -- and low earnings multiples (relative to other REITs). However, the valuation spread has now narrowed significantly. Given the higher growth rates that higher quality, higher market cap companies can generate, we anticipate a reversal in this performance trend.

The best performers in the Fund included two retail companies: Simon Property Group and Pan Pacific Retail.
Both holdings were helped by starting the year with low earnings multiples and perceptions of improving prospects.
Conversely, the worst performers started the period with high earnings multiples and had moderating forward expectations; these companies include Boston Properties (an office REIT) and AvalonBay (an apartment REIT).

THE OUTLOOK

A favorable environment for REITs has been fostered by attempts to maintain a healthy economic environment through both fiscal and monetary policy, a low level of new supply, and attractive valuations. The Fund will continue to focus on strong, experienced management teams with the best prospects for sustainable future growth.

We appreciate your interest in Columbia Real Estate Equity
Fund.

David W. Jellison
Portfolio Manager


                     TOP TEN HOLDINGS
                      % of Net Assets

                                                           6/30/01    12/31/00
Equity Office Properties Trust                               7.1        5.7

Cousins Properties, Inc.                                     5.9        6.3

Simon Property Group, Inc.                                   5.2        4.7

Starwood Hotels & Resorts Worldwide, Inc.                    5.1         --

General Growth Properties, Inc.                              5.0        4.4

Spieker Properties, Inc.                                     4.9        6.4

Vornado Realty Trust                                         4.7        6.2

TrizecHahn Corp.                                             4.7         --

Equity Residential Properties Trust                          4.7        4.6

Security Capital Group, Inc. (Class B)                       3.6        1.4

                            ------------------------



                                TOP FIVE SECTORS
                                % of Net Assets

                                                           6/30/01    12/31/00
Office                                                      24.8        24.9

Industrial                                                  17.9        24.9

Retail                                                      17.8         9.0

Residential                                                 14.8        17.7

Lodging                                                     11.0         3.2

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA TECHNOLOGY FUND

     "Through this challenging
     investment environment, we will
     continue to seek companies with
     strong management, superior
     long-term growth opportunities,
     and dominant market share
     positions at what we judge to be
     sustainable valuations."
                      Steven N. Marshman
                      Co-Manager

FUND PERFORMANCE
For the six months ended June 30, 2001, Columbia Technology Fund posted a total return of -15.53%. In comparison, the Merrill Lynch 100 posted a total return of -19.09% for the same period.* Since the Fund is still relatively new, no historical performance is illustrated below.

                       DISAPPOINTING FIRST HALF

                       Technology stocks continued to experience revenue and earnings disappointments during the first half of 2001. This was true for all sectors of technology, including telecommunications equipment, software and semiconductors. Telecommunications equipment companies suffered as incumbent service providers reduced their capital spending budgets. In addition, some emerging service providers have filed for bankruptcy. Software companies have suffered due to a broad reduction in IT budgets. In many instances, the IT budget reductions have been a result of the difficult economic conditions faced by virtually every corporation. Finally, semiconductor companies have seen a drastic drop in demand for their product.

                       Despite continued fundamental weakness, technology stocks were able to outperform the broader market during the latter half of the period. This was particularly evident in the semiconductor sector, where the Fund has a significant weighting. An overall recovery in this sector was anticipated in the third quarter, but is now more likely to occur in late 2001 or even in 2002, much slower than previously expected. In the software sector, stock performance also improved as certain companies have begun to see a potential for bottoming in IT budgets.

STRONG PERFORMERS

Despite the difficult market environment, the Fund experienced strong performance from certain holdings. LTX Corporation, Advent Software and eBay were the Fund's strongest performers during the first half of the year. LTX Corporation, a manufacturer of semiconductor test equipment, has developed an innovative product called Fusion, which is being received with enthusiasm by the semiconductor sector. Advent Software, a provider of portfolio management software, has been a consistent 35% revenue growth company and provides software for financial institutions to deal with the complex real time investing environment. Finally, eBay, the online auction company, is one of the few Internet models that has proven to be profitable and has provided visible growth.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


SOME POOR PERFORMERS

In the difficult market environment, a number of technology companies suffered, some more than others. In the portfolio, Gilat Satellite, Research in Motion and Mercury Interactive were some of the most disappointing performers during the first half. Gilat, a provider of very small aperture satellites (or VSATs), was not able to transform its technology to the satellite broadband market as scheduled. Research in Motion, the manufacturer of the Blackberry Pager, was unable to meet its revenue projections. We sold off our holdings in both Gilat and Research in Motion during the period. With Mercury
Interactive, a software company that provides integrated performance management solutions to help businesses test and monitor their Internet applications, we sold off our holdings before repurchasing the stock at a lower price later in the period. Like Research in Motion, Mercury
Interactive had difficulty meeting revenue projections.

OUR STRATEGY AHEAD

Looking forward, we continue to invest in companies with strong management, superior long-term growth opportunities, and dominant market share positions at what we believe are sustainable valuations. Although the recent market environment has lowered stock valuations, as a group, technology stocks still are not considered inexpensive. We believe we have positioned the Fund to take advantage of any shift in the market environment as companies return to growth.

Thank you for your interest in Columbia Technology Fund.

Chad L. Fleischman and Steven N. Marshman
Portfolio Managers


                     TOP TEN HOLDINGS
                      % of Net Assets

                                                           6/30/01    12/31/00
Micrel, Inc.                                                 2.3         --

National Semiconductor Corp.                                 2.3         --

Electronics for Imaging, Inc.                                2.3         --

Computer Associates International, Inc.                      2.3         --

Electronic Arts, Inc.                                        1.9        1.8

DST Systems, Inc.                                            1.9        0.3

International Business Machines Corp.                        1.9         --

Retek, Inc.                                                  1.8         --

i2 Technologies, Inc.                                        1.8         --

Siebel Systems, Inc.                                         1.8         --

                            ------------------------



                              TOP FIVE INDUSTRIES
                                % of Net Assets

                                                           6/30/01    12/31/00
Semiconductors & Components                                 19.9        10.2

Enterprise Software                                         19.8        15.4

Semiconductor Equipment                                      9.9         2.3

Information Services                                         9.5         8.2

Medical Technology                                           8.0        10.9


* Past performance is not predictive of future results. The Merrill Lynch 100 is an equally-weighted, unmanaged index of 100 leading technology stocks. Fund performance includes a voluntary reimbursement of Fund expenses by the Advisor. Absent these reimbursements, total returns would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA STRATEGIC VALUE FUND

     "Using input from Columbia's
     entire investment team, we
     target certain groups of stocks
     that are expected to benefit
     from trends or changes in the
     overall investment environment."
                         Robert A. Unger
                         Portfolio Manager

FUND PERFORMANCE
For the first six months of 2001, Columbia Strategic Value Fund returned 24.40%. In comparison, the Lipper Multi-Cap Value Funds Index returned 4.22%.* Since the Fund is still relatively new, no historical performance is illustrated below.

MARKET FAVORS VALUE STOCKS

                       The Fund has fared well this year in a difficult market environment. Market turbulence spurred investors to move away from higher-priced growth stocks (such as technology) and shift their focus to lower risk stocks and areas where profit margins could expand (such as energy, insurance and waste management). During the second quarter, however, the market compressed, resulting in much less of a disparity in valuations between growth and value stocks.

                       The recent cycle of Fed easing and the new tax law are expected to boost economic activity and stimulate consumer spending. Industries like soft goods retailers (clothing), appliance manufacturers and mobile homes are expected to benefit. In addition, infrastructure industries like transportation, cement and natural gas pipeline may offer some opportunity. These areas were largely ignored in the late 1990s when capital spending was primarily directed to technology. Since federal and state governments are now refocusing their priorities, capital spending on infrastructure is poised to catch up over the next two or three years.

LEADERS IN PERFORMANCE

The Fund benefited from strong performance in the manufactured housing sector, due to the substantial reduction in financing costs and an anticipated improvement in demand. Champion Enterprises, Clayton Homes and Fleetwood Enterprises (which also produces recreational vehicles) all appreciated during the first half of the year. Property and casualty insurers, such as SAFECO, Progressive and Hartford Financial Services, also performed well as price increases on policy premiums have benefited profitability.

STRONG DOLLAR HAMPERS WORLD PERFORMANCE

The continued strength of the U.S. dollar negatively impacted the competitiveness of many basic industries companies in overseas markets. In particular, we saw some disappointing performance from Parker-Hannifin Corporation, a worldwide manufacturer of motion control systems. Westvaco Corporation, which serves over 70 countries with its products of packaging, paper and specialty chemicals, also

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


struggled, as did Eastman Chemical, a global chemical company that manufactures and sells chemicals, plastics and fibers.

OUR STRATEGY

We find value in all sectors of the stock market. Individual stocks in the portfolio range from small-cap to large-cap. We seek companies that demonstrate improving cash flow and profit margins, and returns on invested capital. We also evaluate company management, financial condition, industry dynamics and earnings growth. Typically, about two-thirds of the portfolio is invested in traditional value stocks, with the remainder invested in shorter-term growth opportunities or special situations. In addition, we do look overseas for some buying opportunities, as certain international stocks represent some of the most undervalued equities relative to their growth rates.

Thank you for your confidence in Columbia Strategic Value
Fund.

Robert A. Unger
Portfolio Manager
                     TOP TEN HOLDINGS
                      % of Net Assets

                                                           6/30/01    12/31/00
Waste Management, Inc.                                       1.6         --

Whirlpool Corp.                                              1.4         --

Hartford Financial Services Group, Inc.                      1.3        1.5

Tupperware Corp.                                             1.2         --

SAFECO Corp.                                                 1.1        0.9

Wesco Financial Corp.                                        1.1        1.2

Minnesota Mining & Manufacturing Co.                         1.1        1.9

Sprint Corp. (Fon Group)                                     1.1         --

Champion Enterprises, Inc.                                   1.1         --

Federated Department Stores, Inc.                            1.1         --

                            ------------------------



                                TOP FIVE SECTORS
                                % of Net Assets

                                                           6/30/01    12/31/00
Technology                                                  13.2        15.2

Finance                                                     12.5        13.5

Consumer Cyclicals                                           9.6         9.0

Basic Materials                                              6.9        11.9

Capital Goods                                                5.8         7.2


* Past performance is not predictive of future results. The Lipper Multi-Cap Value Funds Index reflects equally-weighted performance of the 30 largest mutual funds within its category.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA BALANCED FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                          S&P       LEHMAN
                                               CBF        500      AGGREGATE
                                              ------    -------    ---------
1 Year                                        -8.95%    -14.84%     11.23%

5 Years                                       10.57%     14.47%      7.48%

Since Inception (10/1/91)                     11.39%     14.98%      7.51%

     GROWTH OF $10,000 SINCE
     INCEPTION

[LINE GRAPH]

                                                                                                          LEHMAN AGGREGATE BOND
                                                 COLUMBIA BALANCED FUND              S&P 500                      INDEX
                                                 ----------------------              -------              ---------------------
10/1/91                                                 10000.00                    10000.00                    10000.00
12/31/91                                                10780.00                    10838.00                    10507.00
12/31/92                                                11738.00                    11664.00                    11285.00
12/31/93                                                13337.00                    12840.00                    12385.00
12/31/94                                                13350.00                    13009.00                    12023.00
12/31/95                                                16699.00                    17898.00                    14244.00
12/31/96                                                18666.00                    22007.00                    14761.00
12/31/97                                                22164.00                    29349.00                    16185.00
12/31/98                                                26612.00                    37737.00                    17592.00
12/31/99                                                29992.00                    45677.00                    17448.00
12/31/00                                                30238.00                    41515.00                    19477.00
6/30/01                                                 28791.00                    38731.00                    20183.00

Past performance is not predictive of future results. The S&P 500 is an unmanaged index generally considered representative of the U.S. stock market. The Lehman Aggregate Bond Index is an unmanaged index that represents average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds, and mortgage-backed securities with maturities greater than one year.

FUND PERFORMANCE

For the six months ended June 30, 2001, Columbia Balanced Fund returned -4.77%. The Fund was negatively affected by a challenging equity market environment, particularly in the first quarter of the year.

THE MARKET ENVIRONMENT

The first six months of 2001 posed a difficult equity investment environment for the Fund. A rapid economic slowdown negatively affected the broad market, resulting in increased risk to earnings estimates. In an effort to boost the sluggish economy, the Federal Reserve lowered interest rates. The aggressive rate cuts, combined with oversold conditions, created an environment for a stock market rally in April that lasted through late May. Technology, the hardest hit sector in the current economic slowdown, was able to recover some lost ground, but fundamentals continue to be weak across the sector.

                       On the bond side, the yield curve reverted to a more normal shape, becoming steeper (rising long-term interest rates and falling short-term rates) as the Fed dramatically lowered short-term interest rates. In total, the Fed eased the federal funds rate 2.75% in six moves during the first half of 2001. As a result, yields fell on short-term Treasuries and Treasury bills, while they rose on bonds with longer maturities. The steepness of the yield curve and the current low level of Treasury rates indicate that the bond market feels the Fed does not intend to reduce rates much further.

                       EQUITY PERFORMANCE

                       Despite the challenging investment environment, the Fund's equity performance was enhanced by holdings in the media and consumer cyclical sectors throughout the period. In particular, AOL Time Warner and Waste Management both performed nicely. AOL bounced back from its oversold position in late 2000, and investors became more confident in the company as it demonstrated that earnings expectations would be met. Waste Management is in the second phase of a turnaround. The company is led by a new management team, and it appears that the effort will be successful.

Sectors that hampered the Fund's equity performance in the first half included gas and electric utilities, consumer staples and technology. Also, some individual holdings were a drag on performance, such as American Express. The extremely

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

weak capital markets and deteriorating credit markets caught up to the company's financial advisors unit, which comprises approximately 30% of its earnings. Nonetheless, we are encouraged by the management team's aggressive response and believe that the company will emerge from this economic and capital market slowdown with strong earnings growth.

FIXED INCOME RESULTS

On the bond side of the Fund, our overweighting in corporate bonds, mortgage-backed securities and asset-backed securities all added value during the first six months of 2001. Corporate bonds performed the best and had the most positive impact on the portfolio. AAA-rated commercial mortgage-backed securities helped Fund performance, but due to lower mortgage rates, we slightly reduced our overweighting in mortgage-backed securities. We also traded into securities with better call protection.

In addition, we increased our exposure to longer-term issues, moving from an underweighted position to a market weighted position to take advantage of the steeper yield curve, and we added to our position in Treasury Inflation
Protected Securities (TIPS) due to their attractive relative yield. Our exposure to TIPS aided the Fund's performance during the period.

LOOKING AHEAD

We remain hopeful for an economic rebound due to the monetary and fiscal stimulus that has occurred to date. We anticipate that the recent tax relief act passed by the Bush administration, including a small tax credit, should help the economy. Also, we expect the effects of Fed easing to begin to become evident in the third and fourth quarters this year, as well as into 2002. However, we do expect the negative corporate earnings environment to continue for the rest of 2001, since there is typically a lag between interest rate reductions and a recovery in the economy and earnings. In both the equity and fixed income markets, much depends on the strength and timing of a recovery in economic growth, as well as whether the Fed has lowered interest rates enough to renew growth without higher inflation.

We appreciate your continued confidence in the Fund.

Leonard A. Aplet, Guy W. Pope and Jeffrey L. Rippey
On behalf of the Columbia Investment Team



                     TOP TEN HOLDINGS
                      % of Net Assets

                                                         6/30/01    12/31/00
Pfizer, Inc.                                                 2.9         3.7

Citigroup, Inc.                                              2.5         2.6

General Electric Co.                                         2.2         2.1

Microsoft Corp.                                              2.1         1.1

AOL Time Warner, Inc.                                        1.7         1.4

Pharmacia Corp.                                              1.4         1.8

Baxter International, Inc.                                   1.4         1.0

Waste Management, Inc.                                       1.4         0.4

American International Group, Inc.                           1.3         1.9

Tyco International, Ltd.                                     1.3         1.4

                             PORTFOLIO COMPOSITION
                                % of Net Assets
                                 June 30, 2001



                                  [PIE CHART]




Common Stocks                                                    57.2%

Fixed Income                                                     38.3%

Cash                                                              4.5%

                               December 31, 2000



                                  [PIE CHART]




Common Stocks                                                    59.0%

Fixed Income                                                     37.8%

Cash                                                              3.2%

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA SHORT TERM BOND FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                         MERRILL 1-5    MERRILL
                                                CSTB     GOV'T/CORP       1-3
                                                -----    -----------    -------
1 Year                                          8.79%      10.20%        9.02%

5 Years                                         5.71%       6,80%        6.47%

10 Years                                        5.92%       6.92%        6.39%

     GROWTH OF $10,000 OVER 10 YEARS

[LINE GRAPH]

                                                COLUMBIA SHORT TERM BOND     MERRILL LYNCH 1-3 YEAR      MERRILL LYNCH 1-5 YEAR
                                                          FUND                   TREASURY INDEX             GOV'T/CORP INDEX
                                                ------------------------     ----------------------      ----------------------
6/30/91                                                   10000                       10000                       10000
6/30/92                                                   11131                       11042                       11184
6/30/93                                                   11951                       11769                       12136
6/30/94                                                   12080                       11958                       12247
6/30/95                                                   12880                       12882                       13335
6/30/96                                                   13469                       13586                       14043
6/30/97                                                   14263                       14477                       15004
6/30/98                                                   15112                       15463                       16133
6/30/99                                                   15753                       16248                       16935
6/30/00                                                   16340                       17046                       17709
6/30/01                                                   17779                       18583                       19517

Past performance is not predictive of future results. The Merrill Lynch 1-5 Year Government/Corporate Index has replaced the Merrill Lynch 1-3 Year Treasury Index given the Fund's revised investment strategy. The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all U.S. government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding and a maturity of 1-5 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that represents the average return of all Treasury notes with 1- to 3-year maturities. The Advisor has contractually agreed to reimburse the Fund to keep expenses at or below 0.75% of Fund assets. Absent this reimbursement, total returns may have been lower.

PERFORMANCE FOR THE FIRST HALF

For the first six months of 2001, Columbia Short Term Bond Fund posted a return of 3.87%. In comparison, the Fund's new benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index returned 4.23%, and the Fund's old benchmark, the Merrill Lynch 1-3 Year Treasury Index, returned 3.97%.

SHORT-TERM INTEREST RATES DROP

                       U.S. economic growth, as measured by the gross domestic product, has slowed dramatically: it grew at a sluggish 1.1% to 1.2% annual rate for several quarters before dropping to a rate of 0.7% (a preliminary number) in the second quarter of 2001. In an effort to stimulate the economy, the Federal Reserve adopted an easing policy in early January. Over the course of the first six months of the year, the Fed lowered the federal funds rate a total of 2.75% in six moves. As yields fell on short-term Treasuries and Treasury bills, they rose on longer-term bonds, creating a "steeper" yield curve.

                       Historically, a period of Fed easing has boosted the economy. However, it usually takes time for lower interest rates to work their way through the economy. We expect that the effect of lower rates could become evident in the third and fourth quarters of this year and into 2002. In addition, the economy is expected to benefit from the recent tax reduction and tax rebate introduced by the Bush administration.

                       The steepness of the yield curve and the level of Treasury rates indicate that the bond market feels that the Fed may not reduce interest rates much further. The reduction in short rates has contributed to the Fund's performance as price appreciation of the portfolio's securities has increased total return. Most of the Fund's competitive performance was due to solid security selection, rather than market activity as a whole.

                       SECTORS ADDING VALUE

                       Our overweighting in corporate bonds, mortgage-backed securities and asset-backed securities all added value during the first half of the year. Corporate bonds made the most significant positive impact on the portfolio. Due to lower mortgage rates, we scaled back our overweighting in mortgage-backed securities. However, we found that AAA-

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

rated commercial mortgage-backed securities helped the performance of the Fund. Also, we traded into securities with better call protection and added to our position in Treasury Inflation Protected Securities (TIPS). TIPS provided an attractive relative yield and benefited the Fund's return during the period.

TREASURIES STRUGGLE

Throughout the period, U.S. Treasuries have been the worst performing securities in the bond market. We have been underweighted in this sector in an effort to minimize the negative impact of their underperformance.

LOOKING AHEAD

We view the near-term environment for bonds as uncertain.
There are questions regarding the level of economic growth, whether the Fed has lowered interest rates enough, and whether a resumption of growth will bring higher inflation.
Bonds should continue to do well over the longer term, especially the higher yielding sectors such as corporate bonds and mortgage- and asset-backed securities.

We appreciate your interest in Columbia Short Term Bond
Fund.

Leonard A. Aplet and Jeffrey L. Rippey
Portfolio Managers
                   PORTFOLIO COMPOSITION
                      % of Net Assets

                                                         6/30/01    12/31/00
Asset-Backed Securities                                     11.6        18.8

Collateralized Mortgage Obligations                         17.5        12.4

Corporate Bonds                                             39.6        37.0

Mortgage Pass-Throughs                                      14.9        16.0

Treasury/Agency                                             10.5        12.1

Cash                                                         5.9         3.7

                               PORTFOLIO QUALITY
                            % of Portfolio Holdings
                                 June 30, 2001
                                  [PIE CHART]

Aaa                                                              29.7%

Treasury/Agency                                                  28.2%

A                                                                23.9%

Aa                                                                9.3%

Baa                                                               8.9%

                               December 31, 2000
                                  [PIE CHART]

Treasury/Agency                                                  33.2%

Aaa                                                              30.2%

A                                                                18.5%

Baa                                                               9.8%

Aa                                                                8.3%

                  As rated by Moody's Investors Service, Inc.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA FIXED INCOME SECURITIES

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                                     LEHMAN
                                                           CFIS     AGGREGATE
                                                          ------    ---------
1 Year                                                    11.35%     11.23%

5 Years                                                    6.99%      7.48%

10 Years                                                   7.80%      7.87%

     GROWTH OF $10,000 OVER 10 YEARS
     [LINE GRAPH]

                                                              COLUMBIA FIXED INCOME SECURITIES
                                                                            FUND                   LEHMAN AGGREGATE BOND INDEX
                                                              --------------------------------     ---------------------------
6/30/91                                                                   10000.00                           10000.00
6/30/92                                                                   11559.00                           11405.00
6/30/93                                                                   13030.00                           12750.00
6/30/94                                                                   12810.00                           12584.00
6/30/95                                                                   14403.00                           14162.00
6/30/96                                                                   15113.00                           14873.00
6/30/97                                                                   16371.00                           16085.00
6/30/98                                                                   18022.00                           17780.00
6/30/99                                                                   18321.00                           18340.00
6/30/00                                                                   19024.00                           19179.00
6/30/01                                                                   21184.00                           21329.00

Past performance is not predictive of future results. The Lehman Aggregate Bond Index is an unmanaged index that represents average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds, and mortgage-backed securities with maturities greater than one year.

FUND PERFORMANCE

For the first six months of 2001, Columbia Fixed Income Securities Fund returned 3.54%. In comparison, the Lehman Aggregate Bond Index returned 3.62%.

A STEEPER YIELD CURVE

After a period in which the yield curve was inverted -- created by rising short-term rates and falling long-term rates -- the yield curve reverted to a more normal shape during the first six months of the year. The curve steepened as the Federal Reserve adopted an easing policy in early January and dramatically lowered short-term interest rates. The Fed eased the federal funds rate a total of 2.75% in six moves thus far in 2001. As a result, yields declined on short-term Treasuries and Treasury bills, while they rose on longer maturity bonds.

                       The Fed's easing policy was prompted by a dramatic slowdown in economic growth. For several quarters, the sluggish economy had been growing at a 1.1% to 1.2% annual rate, before dropping to a rate of 0.7% (a preliminary number) in the second quarter of 2001. Historically, interest rate reductions have been a boon to the economy, but the normal lag time for a change in short-term interest rates to affect the economy is 6 to 12 months. We expect that the effects of the Fed's current easing policy should begin to become evident in the third and fourth quarters this year, as well as into 2002. Also, we anticipate that the recent tax relief act introduced by the Bush administration, including a small tax credit, should help the economy.

                       The steepness of the yield curve and the level of Treasury rates indicate that the bond market believes the Fed does not intend to reduce interest rates much further. For the Fund, the net effect of changes in the level of interest rates was slight. The Fund's competitive performance was primarily attributable to security selection, rather than market activity as a whole.

CORPORATES LEAD PERFORMANCE

Our overweighting in corporate bonds, mortgage-backed securities and asset-backed securities all added value during the first half of the year. Corporate bonds performed the best and had the most positive impact on the portfolio. Due to lower mortgage rates, we slightly reduced our overweighting in mortgage-backed securities and also traded into securities with better call protection. Our holdings in AAA-rated commercial mortgage-backed securities helped Fund performance.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

To take advantage of the steeper yield curve, we increased our exposure to longer-term issues, moving from an underweighted position to a market-weighted position. We also added to our position in Treasury Inflation Protected Securities (TIPS) due to their attractive relative yield. Our exposure to TIPS also aided the Fund's performance during the period.

UNDERWEIGHTING IN TREASURIES AIDS PERFORMANCE

U.S. Treasuries have been the poorest performers in the bond market during the first half of the year. On the whole, the Fund has maintained an underweighting in this sector, which has helped to minimize the negative impact of these securities. Within the Treasury sector, long-term
Treasuries have suffered the most, and the Fund's market weighting in this part of the yield curve slightly hampered performance.

LOOKING AHEAD

Our outlook for bonds during the last half of 2001 is uncertain. Much depends on whether the Fed has lowered interest rates enough to renew a robust level of growth without higher inflation. We anticipate that bonds will continue to perform well over the longer term, especially the higher yielding sectors such as corporate bonds and mortgage-and asset-backed securities.

Thank you for your continued confidence in Columbia Fixed
Income Securities Fund.

Leonard A. Aplet and Jeffrey L. Rippey
Portfolio Managers
                   PORTFOLIO COMPOSITION
                      % of Net Assets

                                                         6/30/01    12/31/00
Asset-Backed Securities                                      8.8         7.8

Collateralized Mortgage Obligations                         14.6        21.4

Corporate Bonds                                             43.5        43.5

Mortgage Pass-Throughs                                      17.0        15.2

Treasury/Agency Obligations                                 12.9        10.1

Cash                                                         3.2         2.0

                               PORTFOLIO QUALITY
                            % of Portfolio Holdings
                                 June 30, 2001
                                  [PIE CHART]

Treasury/Agency                                                  37.2%

Aaa                                                              17.9%

A                                                                16.4%

Baa                                                              13.9%

Aa                                                                7.6%

Ba                                                                4.8%

B                                                                 2.2%

                               December 31, 2000
                                  [PIE CHART]

Treasury/Agency                                                  38.6%

A                                                                19.3%

Aaa                                                              17.1%

Baa                                                              11.5%

Aa                                                                7.1%

Ba                                                                5.7%

B                                                                 0.7%

                  As rated by Moody's Investors Service, Inc.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA NATIONAL MUNICIPAL BOND FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                            LEHMAN    LIPPER
                                                   CNMF      MUNI     GENERAL
                                                   -----    ------    -------
1 Year                                             9.33%    9.98%      9.60%

Since Inception (2/24/99)                          3.88%    4.92%*     3.66%

     GROWTH OF $10,000 SINCE
     INCEPTION

[LINE GRAPH]

                                                    COLUMBIA NATIONAL       LIPPER GENERAL MUNICIPAL    LEHMAN BROTHERS MUNICIPAL
                                                   MUNICIPAL BOND FUND          DEBT FUNDS INDEX               BOND INDEX*
                                                   -------------------      ------------------------    -------------------------
2/24/99                                                 10000.00                    10000.00                    10000.00
12/31/99                                                 9607.00                     9543.00                     9721.00
12/31/00                                                10651.00                    10602.00                    10856.00
6/30/01                                                 10915.00                    10881.00                    11169.00

Past performance is not predictive of future results. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year, issued on or after January 1, 1991, with a deal size greater than $50 million and a maturity size of at least $5 million, and having a fixed rate coupon. The Lipper General Municipal Debt Funds Index represents average performance of the 30 largest general municipal debt funds tracked by Lipper Analytical Services, Inc. Performance includes a contractual reimbursement of Fund expenses by the Advisor. Absent these reimbursements, total returns may have been lower.

* Performance since 3/1/99

FUND PERFORMANCE

For the six months ended June 30, 2001, Columbia National Municipal Bond Fund returned 2.47%. In comparison, the Lipper General Municipal Debt Funds Index returned 2.63% and the Lehman Brothers Municipal Bond Index returned 2.88%.

                       SUPPLY INCREASES

                       Early in the year, the Federal Reserve began easing short-term interest rates in an effort to stimulate the economy. In six moves during the first half of 2001, the Fed lowered rates a total of 2.75%. These aggressive rate cuts have raised concerns that inflation may rise, although evidence of higher inflation has not yet surfaced.

                       Relevant to the municipal bond market, the supply of new issues nationally has been heavy this year. In addition to funding new projects, municipalities are taking advantage of lower interest rates by refunding older issues with lower priced debt. At the same time, demand from retail investors has remained strong for municipal bonds, as they offer a safe haven from volatile equity investments. This high rate of issuance could continue if interest rates remain stable or trend lower.

                       EFFECTS OF TAX RELIEF LEGISLATION

                       In June, President Bush's administration successfully passed federal tax relief legislation. Although a reduction in tax rates would be expected to hurt municipal bond prices (tax-exemption on interest income becomes less valuable), uncertainty related to the extended implementation of the tax cuts, as well as the impact of rate changes after 2010, have left prices relatively unaffected for the time being. Any adjustment to municipal prices related to the change in tax rates is expected to happen gradually and may be rendered insignificant by factors that normally determine municipal bond prices, such as supply, demand, Fed policy, inflation expectations and credit quality.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


FACTORS INFLUENCING FUND RETURNS

Early in the period, lower yields and higher prices boosted returns as weak economic data and Fed rate cuts raised the value of shorter-term fixed income instruments. As the period progressed, overall yields generally moved higher on bonds held in the portfolio; as a result, prices fell and offset some of the interest income earned. Also, the Fund's orientation toward intermediate maturities -- the weakest area of the market in the second quarter -- had a negative impact on returns.

OUR FOCUS

We continue to look for opportunities to improve the yield, quality and structure of the Fund's holdings. Since short-term interest rates have fallen relative to long-term rates, we are extending maturities slightly. Yields on municipal bonds continue to be attractive on a tax-adjusted basis compared to taxable alternatives, particularly for investors in the highest tax brackets.

Thank you for your continued confidence in Columbia
National Municipal Bond Fund.

Greta R. Clapp
Portfolio Manager
                      TOP TEN STATES
                      % of Net Assets

                                                         6/30/01    12/31/00
Oregon                                                      27.5        23.9

Washington                                                  13.4        16.8

Texas                                                       12.9         9.0

Alaska                                                       4.7         3.6

Illinois                                                     4.1         4.9

Michigan                                                     3.7         3.6

New York                                                     3.5         4.4

Mississippi                                                  3.5         3.4

Kentucky                                                     2.8         2.6

Oklahoma                                                     2.0         2.9

                          PORTFOLIO QUALITY PIE CHART
                            % of Portfolio Holdings
                                 June 30, 2001
                                  [PIE CHART]

Aaa                                                              40.2%

Not Rated                                                        21.3%

A                                                                16.0%

Aa                                                               13.9%

Baa                                                               8.6%

                               December 31, 2000
                                  [PIE CHART]

Aaa                                                              38.2%

Not Rated                                                        20.5%

Aa                                                               17.7%

A                                                                14.5%

Baa                                                               9.1%

                  As rated by Moody's Investors Services, Inc.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA OREGON MUNICIPAL BOND FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                            LEHMAN    LIPPER
                                                   CMBF      G.O.     OREGON
                                                   -----    ------    ------
1 Year                                             9.54%    9.56%     8.46%

5 Years                                            5.66%    6.48%     5.23%

10 Years                                           6.06%    7.02%     5.99%

     GROWTH OF $10,000 OVER 10 YEARS
     [LINE GRAPH]

                                                COLUMBIA OREGON MUNICIPAL   LEHMAN GENERAL OBLIGATION    LIPPER OREGON MUNICIPAL
                                                        BOND FUND                  BOND INDEX                  DEBT FUNDS
                                                -------------------------   -------------------------    -----------------------
6/30/91                                                 10000.00                    10000.00                    10000.00
6/30/92                                                 10953.00                    11127.00                    11056.00
6/30/93                                                 12144.00                    12426.00                    12288.00
6/30/94                                                 12076.00                    12499.00                    12125.00
6/30/95                                                 12944.00                    13526.00                    13126.00
6/30/96                                                 13669.00                    14399.00                    13870.00
6/30/97                                                 14641.00                    15591.00                    14870.00
6/30/98                                                 15763.00                    16869.00                    16080.00
6/30/99                                                 16055.00                    17360.00                    16314.00
6/30/00                                                 16436.00                    17985.00                    16501.00
6/30/01                                                 18002.00                    19708.00                    17895.00

Past performance is not predictive of future results. The Lehman General Obligation Bond Index is an unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. The Lipper Oregon Municipal Debt Funds average measures performance of all Oregon municipal bond funds tracked by Lipper Analytical Services, Inc.

FUND PERFORMANCE

Columbia Oregon Municipal Bond Fund rose 2.87% for the six months ended June 30, 2001. In comparison, the Lehman General Obligation Index rose 2.88% and the Lipper Oregon Municipal Debt Funds Index rose 1.94%.

THE MARKET ENVIRONMENT

                       Early in the year, the Federal Reserve began an aggressive policy of easing short-term interest rates in an effort to stimulate economic growth. In six moves during the period, the Fed lowered rates a total of 2.75%. These aggressive rate cuts have raised investor concerns that inflation may appear, even though evidence of higher inflation has not yet surfaced.

                       In Oregon, the supply of new issues has been heavy as municipalities have issued bonds for new projects and as older bonds have been refunded to take advantage of lower interest rates. At the same time, demand from retail investors has remained strong for municipal bonds as investors seek diversification and a safe haven from volatile equity investments. We would expect to see a continued high rate of issuance provided interest rates remain stable or trend lower.

                       AWAITING EFFECTS OF THE TAX CUT

                       A cut in federal tax rates typically hurts municipal bond prices as lower tax rates reduce the value of tax exemption on interest income. However, the recently passed federal tax relief legislation has left prices relatively unaffected due to some uncertainty related to the extended implementation of the tax cuts, as well as the impact of tax rate changes after 2010. Any adjustment to municipal prices related to the new tax legislation will likely happen gradually and may be rendered insignificant by factors that normally determine prices, such as supply, demand, Fed policy, inflation expectations and credit quality.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

IN THE PORTFOLIO

Early in the period, lower yields and higher prices boosted returns as weak economic data and Fed rate cuts raised the value of shorter-term fixed income instruments. As the period wore on, overall yields generally moved higher on bonds held in the portfolio; as a result, prices fell and offset some of the interest income earned. Also, the Fund's orientation toward intermediate maturities -- the weakest area of the market in the second quarter -- had a negative impact on returns versus the benchmark.

LOOKING AHEAD

We are taking advantage of the fact that short-term interest rates have been falling relative to longer-term rates by somewhat extending the maturity of the portfolio.
As always, we are focused on providing additional value to investors by executing trades to improve the quality, structure and yield of holdings in the Fund. Yields on municipal bonds are currently attractive on a tax-adjusted basis compared to taxable alternatives, particularly for investors in the highest tax brackets.

We appreciate your continued confidence in Columbia Oregon
Municipal Bond Fund.

Greta R. Clapp
Portfolio Manager
                   PORTFOLIO COMPOSITION
                      % of Net Assets

                                                         6/30/01    12/31/00
Revenue                                                     34.9        39.6

Insured Revenue                                             22.4        19.4

Insured General Obligation                                  15.3        14.4

General Obligation                                          14.4        13.3

State General Obligation                                     4.4         5.0

Other Bonds                                                  3.4         3.5

Pre-Refunded Bonds                                           2.1         0.1

U.S. Territories                                             1.1         1.2

Cash                                                         2.0         3.5

                               PORTFOLIO QUALITY
                            % of Portfolio Holdings
                                 June 30, 2001
                                  [PIE CHART]

Aaa                                                              38.8%

Aa                                                               34.6%

A                                                                11.9%

Not Rated                                                        11.3%

Baa                                                               3.4%

                               December 31, 2000
                                  [PIE CHART]

Aaa                                                              37.6%

Aa                                                               32.4%

A                                                                14.8%

Not Rated                                                        11.6%

Baa                                                               3.6%

                  As rated by Moody's Investors Service, Inc.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


        COLUMBIA HIGH YIELD FUND


                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001



                                                     CHYF   SALOMON  LIPPER
                                                              BB      HYBF
1 Year                                               6.41%  12.66%   -7.83%

5 Years                                              7.53%   8.74%    3.03%

Since Inception (10/1/93)                            7.27%   8.50%    4.79%



     GROWTH OF $10,000 SINCE
     INCEPTION [LINE GRAPH]

                                                                             LIPPER HIGH YIELD BOND
                                                COLUMBIA HIGH YIELD FUND           FUND INDEX               SALOMON BB INDEX
                                                ------------------------     ----------------------         ----------------
10/1/93                                                 10000.00                    10000.00                    10000.00
12/31/93                                                10112.00                    10498.00                    10185.00
12/31/94                                                10019.00                    10113.00                    10048.00
12/31/95                                                11935.00                    11870.00                    12321.00
12/31/96                                                13060.00                    13410.00                    13429.00
12/31/97                                                14719.00                    15177.00                    15142.00
12/31/98                                                15640.00                    15165.00                    16361.00
12/31/99                                                16012.00                    15890.00                    16728.00
12/31/00                                                16750.00                    14347.00                    17223.00
6/30/01                                                 17292.00                    14366.00                    18898.00

Past performance is not predictive of future results. The Salomon BB Index is an unmanaged index that measures the total return of bonds with a maturity of at least one year and includes bonds rated BB+, BB or BB- by Standard & Poor's or bonds rated Ba1, Ba2 or Ba3 by Moody's Investors Service. The Lipper High Yield Bond Fund Index represents equally weighted performance of the 30 largest mutual funds within its category.



FUND PERFORMANCE

Columbia High Yield Fund returned 3.25% for the six months ended June 30, 2001. The Fund's benchmarks, the Lipper High Yield Bond Fund Index and the Salomon BB Index returned 0.13% and 9.74% for the same period, respectively. Since its inception in 1993, the Fund has generated an average annual return of 7.27%, as compared to 4.79% for the Lipper High Yield Bond Fund Index and
                       8.50% for the Salmon BB Index for the same period.

                       THE FED'S AGGRESSIVE EASING POLICY

                       During the first half of the year, the Federal Reserve aggressively lowered short-term interest rates six times in an attempt to stimulate the economy. While we believe it is too soon for lower interest rates to make an impact, we anticipate an economic upturn later this year or in early 2002.

                       In the high yield market, returns have been more modest than expected this year due to the continuing struggles of the telecommunications sector, which was down over 22% for the first six months. At the beginning of the year, the telecommunications sector comprised 15% of the Merrill Lynch High Yield Index, making it the largest single industry in the Index. Many of these companies have found themselves requiring more capital to meet funding needs at a time when the capital markets are not interested in providing any additional funds. This tight lending environment has resulted in a squeeze in liquidity for a number of different issuers, causing their bonds to drop significantly in value. We have maintained an underweighted position in telecommunications throughout the downturn, reducing our weighting by 4% in the second quarter alone. Also, the cable sector produced disappointing results, as returns were basically flat for the period. We reduced our weighting in cable during the first half of the year and closed the second quarter at a market-weighted position.

                       Despite the challenges in the telecommunications and cable sectors, a number of other industries performed well. Some strong sectors in the high yield market included health care, which was up 10.2%, and energy, up 9.1% in the first half of 2001. We increased our exposure to both of these sectors in the period. In addition, gaming gained 8.1% during the first half of the year.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------


INDIVIDUAL STRONG CONTRIBUTORS

Fund performance was lifted in the first half of the year by a number of holdings, including United Rentals, American Axle and Silgan. United Rentals is an equipment rental company whose bonds appreciated in the first half of the year as investors became more comfortable with the company's strategy to deal with the economic slowdown. Late in the fourth quarter of 2000, the company announced that it would cut expenses and reduce equipment purchases in 2001. These strategies should significantly increase the company's free cash flow. As that free cash flow is used to pay down debt, the company's credit fundamentals are expected to improve.

American Axle, a supplier of driveline systems to auto manufacturers, saw its bonds perform well despite declines in auto production. The company's growing backlog of new business, good cost controls and increasing product content per vehicle were all factors that contributed to solid performance in the first six months of the year.

Finally, bonds issued by Silgan, the largest metal food can manufacturer in the U.S., performed well due to the non-cyclical nature of the company's products.

FALLING SHORT OF EXPECTATIONS

As could be expected, many of our holdings that fell short of expectations are in the telecommunications industry.
Level 3 and McLeod are both emerging telecommunications service providers that revised their revenue and cash flow estimates downward in the first half of the year. Bonds issued by Level 3 and McLeod traded down sharply during the period as investors became increasingly concerned about the impact that the slowing economy will have on profitability and liquidity.

OUTLOOK

With the exception of the telecommunications sector, the high yield market performed well for the first half. We expect the market environment to remain favorable as the Fed's easing policy and the recent tax cuts should help stabilize the economy. A more stable environment would provide a positive backdrop for high yield securities later in the year.

Thank you for your confidence in Columbia High Yield Fund.

Jeffrey L. Rippey and Kurt M. Havnaer
Portfolio Managers
                     TOP FIVE SECTORS
                      % of Net Assets

                                                         6/30/01    12/31/00
Business & Consumer Services                                23.0        23.3

Consumer Cyclical                                           20.6        19.0

Consumer Staples                                            14.0         7.5

Energy                                                       7.6         7.6

Telecommunications                                           6.9        10.4

                               PORTFOLIO QUALITY
                            % of Portfolio Holdings
                                 June 30, 2001
                                  [PIE CHART]

B                                                                45.3%

Ba                                                               44.7%

Baa                                                              10.0%

                               December 31, 2000
                                  [PIE CHART]

Ba                                                               51.1%

B                                                                34.5%

Baa                                                              14.3%

C                                                                 0.1%

                  As rated by Moody's Investors Service, Inc.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

        COLUMBIA DAILY INCOME COMPANY

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of June 30, 2001

                                                            CDIC      CPI
                                                            -----    -----
1 Year                                                      5.56%    3.20%

5 Years                                                     5.16%    2.58%

10 Years                                                    4.57%    2.73%

     GROWTH OF $10,000 OVER 10 YEARS
     [LINE GRAPH]

                                                               COLUMBIA DAILY INCOME COMPANY     CONSUMER PRICE INDEX (INFLATION)
                                                               -----------------------------     --------------------------------
6/30/91                                                                    10000                              10000
6/30/92                                                                    10441                              10310
6/30/93                                                                    10718                              10619
6/30/94                                                                    11009                              10885
6/30/95                                                                    11562                              11211
6/30/96                                                                    12158                              11525
6/30/97                                                                    12765                              11790
6/30/98                                                                    13426                              11991
6/30/99                                                                    14066                              12231
6/30/00                                                                    14814                              12683
6/30/01                                                                    15637                              13089

Past performance is not predictive of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
                              PORTFOLIO HIGHLIGHTS
                                % of Net Assets

                                                          6/30/01    12/31/00
Current Yield                                               3.61%      6.00%

Compound Yield                                              3.68%      6.18%
  Based on the 7 day period
  ending on each date shown

Weighted Average Maturity                                 40 days    40 days

PERFORMANCE IN THE FIRST HALF

For the first six months of 2001, Columbia Daily Income Company returned 2.37%. The Fund's return continues to compare favorably to the general level of inflation. The Consumer Price Index (CPI), for example, rose only 1.91% for the six months ended June 30, and it has remained in the 3% to 3.6% annual range for the past 18 months. Over the next 12 months, we expect the rate of inflation to decline.

                       ECONOMY REMAINS STAGNANT

                       The U.S. economy has remained sluggish, with growth reported at an annual pace of 1.2% during the first quarter of 2001. Preliminary reports for the second quarter showed an even slower rate of 0.7%. This significant slowing prompted the Federal Reserve Board to adopt an easing bias, and in a surprise move on January 3rd, interest rates dropped 0.50%. In an effort to boost the economy, the Fed lowered rates five more times in the first half of the year, for a total rate reduction of 2.75%. Currently, the federal funds rate stands at 3.75%. We believe the cumulative effect of these rate cuts should help economic growth in the coming quarters. In addition, we anticipate that the Bush administration's recently enacted tax law will provide some relief as tax rates are reduced and rebate checks reach the mailboxes of taxpayers, improving consumer confidence and benefiting the economy.

                       SEEING LOWER YIELDS

                       As the Fed has lowered short-term interest rates, the Fund's yield has declined. As a result, the Fund's current 7-day average yield has fallen sharply from 6.00% at December 31, 2000, to 3.61% at June 30, 2001.
                       Nonetheless, the Fund continues to compare favorably to other short-term cash investments, many of which have experienced declining yields as the Fed has lowered rates.

                       As always, the Fund invests in high quality, short-term debt instruments and maintains an average maturity of 30 to 50 days, providing a very liquid, low risk investment.

                       Thank you for your confidence in Columbia Daily Income Company.

                       Leonard A. Aplet
                       Portfolio Manager

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           COLUMBIA COMMON STOCK FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $24.34           $28.90        $24.40        $22.02        $19.26        $18.59
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).............          0.02            (0.01)         0.03          0.09          0.29          0.25
 Net realized and unrealized gains
   (losses) on investments................         (2.56)           (1.54)         6.25          5.68          4.58          3.61
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         (2.54)           (1.55)         6.28          5.77          4.87          3.86
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....            --               --         (0.03)        (0.13)        (0.27)        (0.23)
 Distributions from capital gains.........            --            (3.01)        (1.75)        (3.26)        (1.84)        (2.96)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................            --            (3.01)        (1.78)        (3.39)        (2.11)        (3.19)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $21.80           $24.34        $28.90        $24.40        $22.02        $19.26
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................       -10.44%(1)        -5.73%        25.76%        26.28%        25.37%        20.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................      $763,984         $895,134      $959,910      $797,147      $783,906      $536,760
Ratio of expenses to average net assets...         0.79%(2)         0.75%         0.77%         0.80%         0.77%         0.76%
Ratio of net investment income (loss) to
 average net assets.......................         0.20%(2)       (0.05)%         0.09%         0.56%         1.37%         1.32%
Portfolio turnover rate...................           59%(1)          104%           97%          141%           90%          111%

(1) Not annualized
(2) Annualized

                              COLUMBIA GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $40.07           $48.91        $42.51        $34.34        $30.74        $29.84
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).............         (0.03)           (0.08)        (0.03)         0.03          0.19          0.19
 Net realized and unrealized gains
   (losses) on investments................         (5.51)           (3.49)        11.09         10.39          7.90          6.04
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         (5.54)           (3.57)        11.06         10.42          8.09          6.23
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....            --               --         (0.00)*       (0.08)        (0.17)        (0.17)
 Distributions from capital gains.........            --            (5.27)        (4.66)        (2.17)        (4.32)        (5.16)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................            --            (5.27)        (4.66)        (2.25)        (4.49)        (5.33)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $34.53           $40.07        $48.91        $42.51        $34.34        $30.74
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................       -13.83%(1)        -7.94%        26.02%        30.34%        26.32%        20.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................    $1,563,751       $1,919,227    $2,160,739    $1,753,024    $1,324,918    $1,064,100
Ratio of expenses to average net assets...         0.71%(2)         0.65%         0.65%         0.68%         0.71%         0.71%
Ratio of net investment income (loss) to
 average net assets.......................       (0.15)%(2)       (0.18)%       (0.07)%         0.21%         0.55%         0.63%
Portfolio turnover rate...................           65%(1)          114%          118%          105%           96%           75%

*  Amount represents less than $0.01 per share.
(1) Not annualized
(2) Annualized

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                       COLUMBIA INTERNATIONAL STOCK FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $14.77            $22.81        $15.45        $13.70        $13.86        $13.07
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).............         0.04             (0.04)        (0.05)        (0.00)*        0.03          0.03
 Net realized and unrealized gains
   (losses) on investments and foreign
   currency transactions..................        (1.72)            (5.17)         9.00          1.76          1.56          2.13
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......        (1.68)            (5.21)         8.95          1.76          1.59          2.16
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....           --                --            --            --            --         (0.23)
 Distributions from capital gains.........           --             (2.83)        (1.59)        (0.01)        (1.75)        (1.14)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................           --             (2.83)        (1.59)        (0.01)        (1.75)        (1.37)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $13.09            $14.77        $22.81        $15.45        $13.70        $13.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................      -11.37%(1)        -22.64%        57.93%        12.83%        11.47%        16.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................     $156,711          $175,316      $239,223      $134,193      $146,281      $125,510
Ratio of expenses to average net assets...        1.55%(2)          1.42%         1.48%         1.56%         1.62%         1.54%
Ratio of net investment income (loss) to
 average net assets.......................        0.64%(2)        (0.19)%       (0.35)%       (0.02)%         0.19%         0.22%
Portfolio turnover rate...................          63%(1)           112%           94%           74%          122%          129%

*  Amount represents less than $0.01 per share.
(1) Not annualized
(2) Annualized

                             COLUMBIA SPECIAL FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $25.99            $29.93        $23.62        $20.26        $19.85        $21.44
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).............        (0.04)            (0.10)        (0.16)        (0.03)         0.01         (0.06)
 Net realized and unrealized gains
   (losses) on investments................        (4.03)             4.45          8.74          3.40          2.50          2.85
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......        (4.07)             4.35          8.58          3.37          2.51          2.79
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....           --                --            --         (0.01)           --            --
 Distributions from capital gains.........           --             (8.29)        (2.27)        (0.00)*       (2.10)        (4.38)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................           --             (8.29)        (2.27)        (0.01)        (2.10)        (4.38)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $21.92            $25.99        $29.93        $23.62        $20.26        $19.85
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................      -15.66%(1)         13.84%        36.33%        16.64%        12.64%        13.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................     $916,424        $1,095,525      $918,322      $969,359    $1,249,718    $1,585,284
Ratio of expenses to average net assets...        1.05%(2)          0.99%         1.09%         1.03%         0.98%         0.94%
Ratio of net investment income (loss) to
 average net assets.......................      (0.39)%(2)        (0.38)%       (0.64)%       (0.09)%         0.04%       (0.29)%
Portfolio turnover rate...................          97%(1)           169%          135%          135%          166%          150%

*  Amount represents less than $0.01 per share.
(1) Not annualized
(2) Annualized

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA SMALL CAP FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997       1996(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $25.87            $27.26        $17.43        $16.65        $12.99        $12.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss......................        (0.08)            (0.10)        (0.14)        (0.09)        (0.08)        (0.00)*
 Net realized and unrealized gains
   (losses) on investments................        (1.41)             1.75         10.45          0.87          4.51          0.99
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......        (1.49)             1.65         10.31          0.78          4.43          0.99
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Distributions from capital gains.........           --             (3.04)        (0.48)        (0.00)*       (0.77)           --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................           --             (3.04)        (0.48)        (0.00)        (0.77)           --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $24.38            $25.87        $27.26        $17.43        $16.65        $12.99
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................       -5.76%(2)          5.85%        59.15%         4.69%        34.10%         7.62%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................     $570,625          $518,970      $290,374      $160,472       $96,431       $21,061
Ratio of expenses to average net assets...        1.22%(3)          1.22%         1.30%         1.34%         1.46%         1.61%(3)
Ratio of net investment loss to average
 net assets...............................      (0.73)%(3)        (0.44)%       (0.84)%       (0.68)%       (0.81)%         0.00%(3)
Portfolio turnover rate...................          59%(2)           145%          188%          158%          172%           33%(3)

*  Amount represents less than $0.01 per share.
(1) From inception of operations on September 11, 1996.
(2) Not annualized
(3) Annualized

                        COLUMBIA REAL ESTATE EQUITY FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $17.89            $14.57        $15.76        $18.80        $16.16        $12.71
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.32              0.81          0.82          0.75          0.79          0.77
 Net realized and unrealized gains
   (losses) on investments................         0.72              3.32         (1.19)        (3.04)         3.15          3.94
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         1.04              4.13         (0.37)        (2.29)         3.94          4.71
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....        (0.32)            (0.75)        (0.71)        (0.66)        (0.62)        (0.52)
 Distributions from capital gains.........           --                --            --            --         (0.51)        (0.53)
 Return of capital........................           --             (0.06)        (0.11)        (0.09)        (0.17)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................        (0.32)            (0.81)        (0.82)        (0.75)        (1.30)        (1.26)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $18.61            $17.89        $14.57        $15.76        $18.80        $16.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................        5.91%(1)         28.84%        -2.45%       -12.33%        24.74%        38.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................     $524,009          $436,764      $241,716      $164,172      $151,554       $68,073
Ratio of expenses to average net assets...        0.94%(2)          0.96%         0.99%         1.01%         1.02%         1.06%
Ratio of net investment income to average
 net assets...............................        3.90%(2)          5.16%         5.66%         4.60%         4.87%         6.23%
Portfolio turnover rate...................          25%(1)            25%           29%            6%           34%           46%

(1) Not annualized
(2) Annualized

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA TECHNOLOGY FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Six Months Ended
                                                              June 30, 2001
                                                               (Unaudited)          2000(1)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.63            $10.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............................        (0.03)             0.01
 Net realized and unrealized losses on investments..........        (1.31)            (1.37)
-------------------------------------------------------------------------------------------
   Total from investment operations.........................        (1.34)            (1.36)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.......................           --             (0.01)
-------------------------------------------------------------------------------------------
   Total distributions......................................           --             (0.01)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $7.29             $8.63
-------------------------------------------------------------------------------------------
TOTAL RETURN................................................      -15.53%(2)        -13.78%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $15,002            $4,327
Ratio of expenses to average net assets.....................        1.69%(3)          1.48%(3)
Ratio of expenses to average net assets before voluntary
 reimbursement..............................................        2.73%(3)          8.97%(3)
Ratio of net investment income (loss) to average net
 assets.....................................................      (1.10)%(3)          0.99%(3)
Portfolio turnover rate.....................................         194%(2)            63%(2)

(1) From inception of operations on October 27, 2000.
(2) Not annualized
(3) Annualized

                         COLUMBIA STRATEGIC VALUE FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Six Months Ended
                                                              June 30, 2001
                                                               (Unaudited)          2000(1)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $11.23            $10.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income......................................         0.03              0.02
 Net realized and unrealized gains on investments...........         2.71              1.23
-------------------------------------------------------------------------------------------
   Total from investment operations.........................         2.74              1.25
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.......................           --             (0.02)
-------------------------------------------------------------------------------------------
   Total distributions......................................           --             (0.02)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $13.97            $11.23
-------------------------------------------------------------------------------------------
TOTAL RETURN................................................       24.40%(2)         12.25%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $78,698            $9,526
Ratio of expenses to average net assets.....................        1.19%(3)          1.34%(3)
Ratio of expenses to average net assets before voluntary
 reimbursement..............................................        1.19%(3)          5.31%(3)
Ratio of net investment income to average net assets........        0.92%(3)          1.92%(3)
Portfolio turnover rate.....................................         163%(2)            64%(2)

(1) From inception of operations on October 27, 2000.
(2) Not annualized
(3) Annualized

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                             COLUMBIA BALANCED FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $22.96           $24.72        $23.17        $21.42        $20.32        $20.08
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................          0.30             0.67          0.69          0.72          0.84          0.76
 Net realized and unrealized gains
   (losses) on investments................         (1.40)           (0.41)         2.21          3.52          2.92          1.58
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         (1.10)            0.26          2.90          4.24          3.76          2.34
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....         (0.29)           (0.68)        (0.69)        (0.73)        (0.83)        (0.76)
 Distributions from capital gains.........            --            (1.34)        (0.66)        (1.76)        (1.83)        (1.34)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................         (0.29)           (2.02)        (1.35)        (2.49)        (2.66)        (2.10)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $21.57           $22.96        $24.72        $23.17        $21.42        $20.32
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................        -4.77%(1)         0.82%        12.70%        20.07%        18.74%        11.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................    $1,065,186       $1,126,854    $1,040,940      $975,381      $792,378      $672,593
Ratio of expenses to average net assets...         0.66%(2)         0.65%         0.66%         0.67%         0.68%         0.66%
Ratio of net investment income to average
 net assets...............................         2.69%(2)         2.73%         2.85%         3.22%         3.83%         3.82%
Portfolio turnover rate...................           58%(1)          105%          133%          128%          149%          133%

(1) Not annualized
(2) Annualized

                         COLUMBIA SHORT TERM BOND FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $8.36            $8.20         $8.39         $8.29         $8.24         $8.34
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................          0.24             0.42          0.33          0.38          0.41          0.41
 Net realized and unrealized gains
   (losses) on investments................          0.08             0.16         (0.18)         0.14          0.05         (0.10)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......          0.32             0.58          0.15          0.52          0.46          0.31
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....         (0.24)           (0.42)        (0.33)        (0.38)        (0.41)        (0.41)
 Distributions from capital gains.........            --               --         (0.01)        (0.04)           --            --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................         (0.24)           (0.42)        (0.34)        (0.42)        (0.41)        (0.41)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $8.44            $8.36         $8.20         $8.39         $8.29         $8.24
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................         3.87%(1)         7.26%         1.80%         6.43%         5.76%         3.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................       $39,988          $35,856       $38,072       $40,578       $37,837       $40,776
Ratio of expenses to average net assets...         0.76%(2)         0.88%         0.91%         0.89%         0.87%         0.80%
Ratio of expenses to average net assets
 before contractual reimbursement.........         0.94%(2)         0.90%         0.91%         0.89%         0.87%         0.80%
Ratio of net investment income to average
 net assets...............................         5.74%(2)         5.09%         4.09%         4.55%         4.99%         4.99%
Portfolio turnover rate...................           66%(1)          147%          211%          182%          184%          179%

(1) Not annualized
(2) Annualized

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                     COLUMBIA FIXED INCOME SECURITIES FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $12.97            $12.44        $13.42        $13.41        $13.08        $13.51
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.41              0.82          0.78          0.83          0.85          0.85
 Net realized and unrealized gains
   (losses) on investments................         0.05              0.53         (0.98)         0.14          0.36         (0.43)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         0.46              1.35         (0.20)         0.97          1.21          0.42
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....        (0.41)            (0.82)        (0.78)        (0.83)        (0.85)        (0.85)
 Distributions from capital gains.........           --                --         (0.00)*       (0.13)        (0.03)           --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................        (0.41)            (0.82)        (0.78)        (0.96)        (0.88)        (0.85)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $13.02            $12.97        $12.44        $13.42        $13.41        $13.08
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................        3.54%(1)         11.27%        -1.50%         7.44%         9.56%         3.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................     $421,755          $378,799      $397,147      $422,330      $381,333      $356,421
Ratio of expenses to average net assets...        0.66%(2)          0.66%         0.64%         0.65%         0.66%         0.64%
Ratio of net investment income to average
 net assets...............................        6.25%(2)          6.53%         6.03%         6.15%         6.43%         6.53%
Portfolio turnover rate...................          53%(1)           105%          155%          107%          196%          178%

*  Amount represents less than $0.01 per share.
(1) Not annualized
(2) Annualized

                     COLUMBIA NATIONAL MUNICIPAL BOND FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          Six Months Ended
                                           June 30, 2001
                                            (Unaudited)             2000        1999(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $9.82             $9.28           $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................         0.22              0.44             0.34
 Net realized and unrealized gains
   (losses) on investments...............         0.02              0.54            (0.72)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations......         0.24              0.98            (0.38)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income....        (0.22)            (0.44)           (0.34)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions...................        (0.22)            (0.44)           (0.34)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $9.84             $9.82            $9.28
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................        2.47%(2)         10.87%           -3.93%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)..............................      $10,645           $10,898          $10,135
Ratio of expenses to average net
 assets..................................        0.65%(3)          0.65%            0.65%(3)
Ratio of expenses to average net assets
 before contractual reimbursement........        1.38%(3)          1.29%            1.72%(3)
Ratio of net investment income to average
 net assets..............................        4.58%(3)          4.68%            4.21%(3)
Portfolio turnover rate..................          12%(2)            21%              12%(3)

(1) From inception of operations on February 10, 1999.
(2) Not annualized
(3) Annualized

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA OREGON MUNICIPAL BOND FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $12.13            $11.56        $12.46        $12.47        $12.15        $12.37
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.29              0.58          0.56          0.58          0.60          0.61
 Net realized and unrealized gains
   (losses) on investments................         0.06              0.58         (0.88)         0.10          0.39         (0.16)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         0.35              1.16         (0.32)         0.68          0.99          0.45
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....        (0.29)            (0.58)        (0.56)        (0.58)        (0.60)        (0.61)
 Distributions from capital gains.........           --             (0.01)        (0.02)        (0.11)        (0.07)        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................        (0.29)            (0.59)        (0.58)        (0.69)        (0.67)        (0.67)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $12.19            $12.13        $11.56        $12.46        $12.47        $12.15
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................        2.87%(1)         10.28%        -2.65%         5.58%         8.36%         3.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................     $470,685          $436,544      $409,919      $462,809      $409,148      $375,667
Ratio of expenses to average net assets...        0.58%(2)          0.58%         0.57%         0.58%         0.57%         0.56%
Ratio of net investment income to average
 net assets...............................        4.72%(2)          4.92%         4.64%         4.60%         4.87%         5.00%
Portfolio turnover rate...................           6%(1)            22%           28%           17%           17%           19%

(1) Not annualized
(2) Annualized

                            COLUMBIA HIGH YIELD FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $8.98             $9.32         $9.84        $10.04         $9.94         $9.88
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.35              0.75          0.74          0.76          0.81          0.81
 Net realized and unrealized gains
   (losses) on investments................        (0.06)            (0.34)        (0.51)        (0.15)         0.40          0.07
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         0.29              0.41          0.23          0.61          1.21          0.88
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....        (0.35)            (0.75)        (0.74)        (0.76)        (0.81)        (0.81)
 Distributions from capital gains.........           --                --         (0.01)        (0.05)        (0.30)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................        (0.35)            (0.75)        (0.75)        (0.81)        (1.11)        (0.82)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $8.92             $8.98         $9.32         $9.84        $10.04         $9.94
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................        3.25%(1)          4.61%         2.38%         6.26%        12.70%         9.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................     $178,118           $97,575       $71,678       $57,524       $39,278       $28,818
Ratio of expenses to average net assets...        0.91%(2)          0.93%         0.91%         0.95%         1.00%         0.93%
Ratio of expenses to average net assets
 before voluntary reimbursement...........        0.91%(2)          0.93%         0.91%         0.95%         1.02%         1.00%
Ratio of net investment income to average
 net assets...............................        7.83%(2)          8.22%         7.71%         7.52%         8.05%         8.29%
Portfolio turnover rate...................          34%(1)            50%           49%           79%          124%           62%

(1) Not annualized
(2) Annualized

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                         COLUMBIA DAILY INCOME COMPANY
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Six Months Ended
                                            June 30, 2001
                                             (Unaudited)             2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.00            $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.023            0.058         0.046         0.050         0.050         0.048
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.......         0.023            0.058         0.046         0.050         0.050         0.048
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....        (0.023)          (0.058)       (0.046)       (0.050)       (0.050)       (0.048)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions....................        (0.023)          (0.058)       (0.046)       (0.050)       (0.050)       (0.048)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $1.00            $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................         2.37%(1)         6.00%         4.71%         5.09%         5.11%         4.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...............................    $1,224,652       $1,198,151    $1,165,289    $1,109,141    $1,169,096      $889,800
Ratio of expenses to average net assets...         0.59%(2)         0.60%         0.64%         0.62%         0.63%         0.62%
Ratio of net investment income to average
 net assets...............................         4.71%(2)         5.82%         4.61%         4.97%         4.99%         4.84%

(1) Not annualized
(2) Annualized

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (95.6%)
APPLICATIONS SOFTWARE (3.5%)
   *Microsoft Corp. ....................      371,300    $   26,956,380
                                                         --------------
 AUTO - CARS & LIGHT TRUCKS (1.3%)
   DaimlerChrysler AG...................      213,850         9,858,485
                                                         --------------
 BROADCAST SERVICES & PROGRAMMING (1.8%)
   *AT&T Corp.-Liberty Media Group
     (Class A)..........................      477,514         8,351,720
   *Clear Channel Communications,
     Inc. ..............................       90,050         5,646,135
                                                         --------------
                                                             13,997,855
                                                         --------------
 BUILDING & CONSTRUCTION PRODUCTS (1.1%)
   Masco Corp. .........................      240,900         6,012,864
   Vulcan Materials Co. ................       41,800         2,246,750
                                                         --------------
                                                              8,259,614
                                                         --------------
 CABLE TELEVISION (1.6%)
   *Adelphia Communications Corp. (Class
     A).................................      117,400         4,813,400
   *Charter Communications, Inc. (Class
     A).................................      322,200         7,523,370
                                                         --------------
                                                             12,336,770
                                                         --------------
 COMPUTERS (3.2%)
   Compaq Computer Corp. ...............      454,250         7,036,332
   International Business Machines
     Corp. .............................      123,200        13,921,600
   *Sun Microsystems, Inc. .............      225,350         3,542,502
                                                         --------------
                                                             24,500,434
                                                         --------------
 COMPUTERS - MEMORY DEVICES (1.1%)
   *EMC Corp. ..........................      183,550         5,332,127
   *VERITAS Software Corp. .............       51,350         3,416,315
                                                         --------------
                                                              8,748,442
                                                         --------------
 COSMETICS & TOILETRIES (1.9%)
   Kimberly-Clark Corp. ................      262,550        14,676,545
                                                         --------------
 DIVERSIFIED FINANCIAL SERVICES (4.2%)
   Citigroup, Inc. .....................      614,223        32,455,543
                                                         --------------
 DIVERSIFIED MANUFACTURING OPERATIONS (8.8%)
   Danaher Corp. .......................       38,100         2,133,600
   General Electric Co. ................      582,450        28,394,437
   Honeywell International, Inc. .......       59,500         2,081,905
   Minnesota Mining & Manufacturing
     Co. ...............................      116,950        13,343,995
   Textron, Inc. .......................       83,500         4,595,840
   Tyco International, Ltd. ............      307,366        16,751,447
                                                         --------------
                                                             67,301,224
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 ELECTRIC - INTEGRATED (0.5%)
   Exelon Corp. ........................       65,250    $    4,183,830
                                                         --------------
 ELECTRONIC COMPONENTS - MISC. (1.4%)
   *Celestica, Inc. ....................      205,850        10,601,275
                                                         --------------
 ELECTRONIC COMPONENTS - SEMICONDUCTORS (4.5%)
   *Agere Systems, Inc. (Class A).......      413,000         3,097,500
   Intel Corp...........................      493,750        14,442,188
   *Micron Technology, Inc. ............      190,100         7,813,110
   *National Semiconductor Corp. .......      157,150         4,576,208
   Texas Instruments, Inc. .............      150,450         4,739,175
                                                         --------------
                                                             34,668,181
                                                         --------------
 ENTERPRISE SOFTWARE - SERVICES (0.5%)
   *PeopleSoft, Inc. ...................       72,850         3,586,406
                                                         --------------
 FIDUCIARY BANKS (0.9%)
   Bank of New York Company, Inc.,
     The................................      138,450         6,645,600
                                                         --------------
 FINANCE - CREDIT CARDS (1.6%)
   American Express Co. ................      321,400        12,470,320
                                                         --------------
 FINANCE - INVESTMENT BANKERS/BROKERS (1.1%)
   Merrill Lynch & Co., Inc. ...........       89,650         5,311,763
   Morgan Stanley Dean Witter & Co. ....       42,950         2,758,679
                                                         --------------
                                                              8,070,442
                                                         --------------
 FINANCE - MORTGAGE LOAN BANKER (1.7%)
   Freddie Mac..........................      183,450        12,841,500
                                                         --------------
 FOOD-MISC. DIVERSIFIED (0.8%)
   *Kraft Foods, Inc. (Class A).........      204,100         6,327,100
                                                         --------------
 HOTELS & MOTELS (0.4%)
   Starwood Hotels & Resorts Worldwide,
     Inc. ..............................       87,219         3,251,524
                                                         --------------
 INDEPENDENT POWER PRODUCER (0.5%)
   *Reliant Resources, Inc. ............      168,200         4,154,540
                                                         --------------
 INSURANCE BROKERS (0.4%)
   Marsh & McLennan Companies, Inc. ....       28,150         2,843,150
                                                         --------------
 LIFE & HEALTH INSURANCE (0.2%)
   John Hancock Financial Services,
     Inc. ..............................       42,800         1,723,128
                                                         --------------
 MACHINERY - CONSTRUCTION & MINING (1.4%)
   Caterpillar, Inc. ...................      214,850        10,753,242
                                                         --------------
MACHINERY - GENERAL INDUSTRIAL (0.6%)
   Ingersoll-Rand Co. ..................      106,100         4,371,320
                                                         --------------
 MEDICAL INSTRUMENTS (0.8%)
   Beckman Coulter, Inc. ...............      146,700         5,985,360
                                                         --------------
 MEDICAL PRODUCTS (2.4%)
   Baxter International, Inc. ..........      367,700        18,017,300
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
MEDICAL - DRUGS (10.2%)
   Abbott Laboratories..................      218,300    $   10,480,583
   Pfizer, Inc. ........................      941,537        37,708,557
   Pharmacia Corp. .....................      375,450        17,251,928
   Schering-Plough Corp. ...............      347,600        12,597,024
                                                         --------------
                                                             78,038,092
                                                         --------------
 METAL - ALUMINUM (1.0%)
   Alcan, Inc. .........................      179,900         7,559,398
                                                         --------------
 MONEY CENTER BANKS (2.5%)
   Bank of America Corp. ...............      197,455        11,853,224
   J.P. Morgan Chase & Co. .............      155,460         6,933,516
                                                         --------------
                                                             18,786,740
                                                         --------------
 MULTI-LINE INSURANCE (2.2%)
   American International Group,
     Inc. ..............................      192,037        16,515,182
                                                         --------------
 MULTIMEDIA (3.8%)
   *AOL Time Warner, Inc. ..............      417,064        22,104,392
   *Viacom, Inc. (Class B)..............      131,750         6,818,062
                                                         --------------
                                                             28,922,454
                                                         --------------
 NETWORKING PRODUCTS (1.4%)
   *Cisco Systems, Inc. ................      596,950        10,864,490
                                                         --------------
 NON-HAZARDOUS WASTE DISPOSAL (2.2%)
   Waste Management, Inc. ..............      553,175        17,048,853
                                                         --------------
 OIL COMPANIES - INTEGRATED (1.9%)
   Chevron Corp. .......................       75,050         6,792,025
   Exxon Mobil Corp. ...................       88,882         7,763,843
                                                         --------------
                                                             14,555,868
                                                         --------------
 OIL & GAS DRILLING (0.6%)
   *Global Marine, Inc. ................       71,050         1,323,662
   *Noble Drilling Corp. ...............       41,400         1,355,850
   Transocean Sedco Forex, Inc. ........       40,000         1,650,000
                                                         --------------
                                                              4,329,512
                                                         --------------
 OIL - FIELD SERVICES (0.2%)
   *Weatherford International, Inc. ....       34,950         1,677,600
                                                         --------------
 PIPELINES (1.7%)
   Dynegy, Inc. (Class A)...............      106,900         4,970,850
   El Paso Corp. .......................      156,254         8,209,585
                                                         --------------
                                                             13,180,435
                                                         --------------
REINSURANCE (0.7%)
   *Berkshire Hathaway, Inc. (Class
     A).................................           75         5,205,000
                                                         --------------
 RETAIL - BUILDING PRODUCTS (0.9%)
   Home Depot, Inc. ....................      149,150         6,942,933
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 RETAIL - DISCOUNT (1.7%)
   Wal-Mart Stores, Inc. ...............      260,100    $   12,692,880
                                                         --------------
 RETAIL - REGIONAL DEPARTMENT STORE (1.1%)
   *Federated Department Stores,
     Inc. ..............................      171,090         7,271,325
   *Kohl's Corp. .......................       18,350         1,151,095
                                                         --------------
                                                              8,422,420
                                                         --------------
 RETAIL - TOY STORE (0.9%)
   *Toys "R" Us, Inc. ..................      286,000         7,078,500
                                                         --------------
 SAVINGS & LOAN-THRIFTS (1.1%)
   Washington Mutual, Inc. .............      214,100         8,039,455
                                                         --------------
 SEMICONDUCTOR EQUIPMENT (1.9%)
   *Applied Materials, Inc. ............      103,500         5,081,850
   *KLA-Tencor Corp. ...................       80,450         4,703,912
   *Novellus Systems, Inc. .............       78,000         4,429,620
                                                         --------------
                                                             14,215,382
                                                         --------------
 SUPER REGIONAL BANKS (1.1%)
   Bank One Corp. ......................      243,400         8,713,720
                                                         --------------
 TELECOMMUNICATIONS SERVICES (1.0%)
   *Amdocs Ltd. ........................      101,050         5,441,543
   *Global Crossing Ltd. ...............      224,750         1,941,840
                                                         --------------
                                                              7,383,383
                                                         --------------
 TELECOMMUNICATION EQUIPMENT (0.4%)
   *Comverse Technology, Inc. ..........       57,150         3,292,983
                                                         --------------
 TELEPHONE - INTEGRATED (5.5%)
   AT&T Corp. ..........................      490,700        10,795,400
   BellSouth Corp. .....................      138,400         5,573,368
   Qwest Communications International,
     Inc. ..............................      183,141         5,836,704
   SBC Communications, Inc. ............      176,250         7,060,575
   Sprint Corp. (Fon Group).............      221,200         4,724,832
   Verizon Communications, Inc. ........      145,600         7,789,600
                                                         --------------
                                                             41,780,479
                                                         --------------
 TOBACCO (1.6%)
   Philip Morris Companies, Inc.........      233,150        11,832,362
                                                         --------------
 TRANSPORT - RAIL (1.8%)
   Burlington Northern Santa Fe
     Corp. .............................      186,000         5,611,620
   Union Pacific Corp. .................      147,350         8,090,988
                                                         --------------
                                                             13,702,608
                                                         --------------
Total Common Stocks (Cost
 $624,189,149)..........................                    730,366,239
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENT (3.4%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001,
     due 07/02/2001 in the amount of
     $25,885,003. Collateralized by
     U.S. Treasury Notes
     7.25% due 08/15/2004
     U.S. Treasury Bonds
     5.375% to 15.75% due
     08/15/2001 to 02/15/2031
     U.S. Treasury Strips due 08/15/2001
     to 08/15/2028
     (Cost $25,882,206).................  $25,882,206    $   25,882,206
                                                         --------------
TOTAL INVESTMENTS (99.0%) (Cost
 $650,071,355)..........................                    756,248,445
OTHER ASSETS LESS LIABILITIES (1.0%)....                      7,735,577
                                                         --------------
NET ASSETS (100.0%).....................                 $  763,984,022
                                                         ==============
* Non-income producing

COLUMBIA GROWTH FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (98.1%)
 APPLICATIONS SOFTWARE (6.2%)
   *Microsoft Corp. ....................    1,108,300    $   80,462,580
   *Siebel Systems, Inc. ...............      362,400        16,996,560
                                                         --------------
                                                             97,459,140
                                                         --------------
 BUSINESS-TO-BUSINESS/E-COMMERCE (0.4%)
   *i2 Technologies, Inc. ..............      296,000         5,860,800
                                                         --------------
 BROADCAST SERVICES & PROGRAMMING (1.3%)
   *Clear Channel Communications,
     Inc. ..............................      320,231        20,078,484
                                                         --------------
 BUILDING & CONSTRUCTION PRODUCTS (0.4%)
   Vulcan Materials Co. ................      119,900         6,444,625
                                                         --------------
 CABLE TELEVISION (1.8%)
   *Charter Communications, Inc. (Class
     A).................................      932,000        21,762,200
   *USA Networks, Inc. .................      224,200         6,320,198
                                                         --------------
                                                             28,082,398
                                                         --------------
 COMMERCIAL SERVICES - FINANCIAL (0.2%)
   *Concord EFS, Inc. ..................       72,300         3,760,323
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 COMPUTERS (4.6%)
   *Apple Computer, Inc. ...............      407,000    $    9,462,750
   *Dell Computer Corp. ................      694,900        18,032,655
   International Business Machines
     Corp. .............................      280,300        31,673,900
   *Sun Microsystems, Inc. .............      803,300        12,627,876
                                                         --------------
                                                             71,797,181
                                                         --------------
 COMPUTERS - MEMORY DEVICES (2.0%)
   *EMC Corp. ..........................      525,400        15,262,870
   *VERITAS Software Corp. .............      251,000        16,699,030
                                                         --------------
                                                             31,961,900
                                                         --------------
 DIVERSIFIED FINANCIAL SERVICES (3.6%)
   Citigroup, Inc. .....................    1,074,000        56,750,160
                                                         --------------
 DIVERSIFIED MANUFACTURING OPERATIONS (10.2%)
   General Electric Co. ................    1,528,100        74,494,875
   Minnesota Mining & Manufacturing
     Co. ...............................      204,800        23,367,680
   Tyco International, Ltd. ............    1,120,700        61,078,150
                                                         --------------
                                                            158,940,705
                                                         --------------
 ELECTRONIC COMPONENTS - MISC. (4.2%)
   *Celestica, Inc. ....................      604,350        31,124,025
   *Flextronics International Ltd. .....    1,357,000        35,431,270
                                                         --------------
                                                             66,555,295
                                                         --------------
 ELECTRONIC COMPONENTS - SEMICONDUCTORS (5.9%)
   *Agere Systems, Inc. (Class A).......      852,600         6,394,500
   *Altera Corp. .......................      164,000         4,756,000
   Intel Corp. .........................    1,480,350        43,300,238
   *LSI Logic Corp. ....................      245,700         4,619,160
   *Micron Technology, Inc. ............      306,600        12,601,260
   *National Semiconductor Corp. .......      178,300         5,192,096
   Texas Instruments, Inc. .............      356,400        11,226,600
   *Xilinx, Inc. .......................       90,600         3,736,344
                                                         --------------
                                                             91,826,198
                                                         --------------
 ENTERPRISE SOFTWARE - SERVICES (2.5%)
   *BEA Systems, Inc. ..................      158,700         4,873,677
   *Oracle Corp. .......................      642,300        12,203,700
   *PeopleSoft, Inc. ...................      432,950        21,314,129
                                                         --------------
                                                             38,391,506
                                                         --------------
 ENTERTAINMENT SOFTWARE (0.8%)
   *Electronic Arts, Inc. ..............      225,000        13,027,500
                                                         --------------
 FIDUCIARY BANKS (0.8%)
   Bank of New York Company, Inc. ......      272,400        13,075,200
                                                         --------------
FINANCE - CREDIT CARDS (0.4%)
   American Express Co. ................      173,800         6,743,440
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA GROWTH FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
FINANCE - INVESTMENT BANKER/BROKER (1.6%)
   Goldman Sachs Group, Inc. ...........       49,300    $    4,229,940
   Merrill Lynch & Co., Inc. ...........      231,100        13,692,675
   Morgan Stanley Dean Witter & Co. ....      100,700         6,467,961
                                                         --------------
                                                             24,390,576
                                                         --------------
 FINANCE - MORTGAGE LOAN BANKER (2.5%)
   Fannie Mae...........................      300,600        25,596,090
   Freddie Mac..........................      203,700        14,259,000
                                                         --------------
                                                             39,855,090
                                                         --------------
 FOOD - MISC. DIVERSIFIED (0.9%)
   *Kraft Foods, Inc. (Class A).........      435,800        13,509,800
                                                         --------------
 HEALTH CARE COST CONTAINMENT/MANAGEMENT (0.3%)
   McKesson HBOC, Inc. .................      127,000         4,714,240
                                                         --------------
 INDEPENDENT POWER PRODUCER (0.9%)
   *Calpine Corp. ......................      175,000         6,615,000
   *Reliant Resources, Inc. ............      311,800         7,701,460
                                                         --------------
                                                             14,316,460
                                                         --------------
 INSTRUMENTS - SCIENTIFIC (0.3%)
   *Waters Corp. .......................      193,300         5,337,013
                                                         --------------
 INTERNET SECURITY (0.2%)
   *Check Point Software Technologies
     Ltd. ..............................       55,820         2,822,817
                                                         --------------
 MEDICAL PRODUCTS (3.8%)
   Baxter International, Inc. ..........      687,900        33,707,100
   Johnson & Johnson....................      520,000        26,000,000
                                                         --------------
                                                             59,707,100
                                                         --------------
 MEDICAL - BIOMEDICAL & GENETIC (0.7%)
   *Genentech, Inc. ....................      104,000         5,730,400
   *Human Genome Sciences, Inc. ........       89,000         5,362,250
                                                         --------------
                                                             11,092,650
                                                         --------------
 MEDICAL - BIOTECH (0.4%)
   *Millennium Pharmaceuticals, Inc. ...      154,000         5,479,320
                                                         --------------
 MEDICAL - DRUGS (10.1%)
   Abbott Laboratories..................      347,800        16,697,878
   Merck & Co., Inc. ...................      110,800         7,081,228
   Pfizer, Inc. ........................    1,934,375        77,471,719
   Pharmacia Corp. .....................      794,850        36,523,357
   Schering-Plough Corp. ...............      539,100        19,536,984
                                                         --------------
                                                            157,311,166
                                                         --------------
MEDICAL - WHOLESALE DRUG DISTRIBUTOR (0.4%)
   Cardinal Health, Inc. ...............       92,000         6,348,000
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 MULTI-LINE INSURANCE (2.5%)
   American International Group,
     Inc. ..............................      449,394    $   38,647,884
                                                         --------------
 MULTIMEDIA (5.3%)
   *AOL Time Warner, Inc. ..............    1,208,795        64,066,135
   *Viacom, Inc. (Class B)..............      362,550        18,761,962
                                                         --------------
                                                             82,828,097
                                                         --------------
 NETWORKING PRODUCTS (2.2%)
   *Cisco Systems, Inc. ................    1,420,600        25,854,920
   *ONI Systems Corp. ..................      321,000         8,955,900
                                                         --------------
                                                             34,810,820
                                                         --------------
 OIL & GAS DRILLING (1.8%)
   *Nabors Industries, Inc. ............      140,150         5,213,580
   *Noble Drilling Corp. ...............      354,550        11,611,513
   Transocean Sedco Forex, Inc. ........      265,000        10,931,250
                                                         --------------
                                                             27,756,343
                                                         --------------
 OIL - FIELD SERVICES (0.9%)
   *BJ Services Co. ....................      359,000        10,188,420
   *Global Crossing Ltd. ...............      473,850         4,094,064
                                                         --------------
                                                             14,282,484
                                                         --------------
 PIPELINES (1.1%)
   Dynegy, Inc. (Class A)...............      353,200        16,423,800
                                                         --------------
 RETAIL - BUILDING PRODUCTS (1.9%)
   Home Depot, Inc. ....................      369,350        17,193,242
   Lowe's Companies, Inc. ..............      177,900        12,906,645
                                                         --------------
                                                             30,099,887
                                                         --------------
 RETAIL - DISCOUNT (4.2%)
   *Costco Wholesale Corp. .............      403,000        16,555,240
   Wal-Mart Stores, Inc. ...............    1,005,700        49,078,160
                                                         --------------
                                                             65,633,400
                                                         --------------
 RETAIL - DRUG STORE (0.5%)
   Walgreen Co. ........................      210,000         7,171,500
                                                         --------------
 RETAIL - REGIONAL DEPARTMENT STORE (0.8%)
   *Kohl's Corp. .......................      200,819        12,597,376
                                                         --------------
 RETAIL - TOY STORE (0.9%)
   *Toys "R" Us, Inc. ..................      577,500        14,293,125
                                                         --------------
 SAVINGS & LOAN - THRIFTS (0.5%)
   Washington Mutual, Inc. .............      210,000         7,885,500
                                                         --------------
SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS (0.5%)
   *Taiwan Semiconductor Manufacturing
     Company Ltd. ADR...................      484,260         7,355,909
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                             SHARES
                                          OR PRINCIPAL
                                             AMOUNT           VALUE
------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT (2.6%)
   *Applied Materials, Inc. ............      170,300     $    8,361,730
   *KLA-Tencor Corp. ...................      343,300         20,072,751
   *Novellus Systems, Inc. .............      212,000         12,039,480
                                                          --------------
                                                              40,473,961
                                                          --------------
 TELECOMMUNICATIONS SERVICES (0.4%)
   *Amdocs Ltd. ........................      109,600          5,901,960
                                                          --------------
 TELECOMMUNICATION EQUIPMENT (0.6%)
   *Comverse Technology, Inc. ..........      152,150          8,766,883
                                                          --------------
 TELEPHONE - INTEGRATED (2.1%)
   Qwest Communications International,
     Inc. ..............................      369,072         11,762,325
   Sprint Corp. (Fon Group).............      419,200          8,954,112
   Verizon Communications, Inc. ........      238,900         12,781,150
                                                          --------------
                                                              33,497,587
                                                          --------------
 TELEVISION (0.9%)
   *Univision Communications, Inc.
     (Class A)..........................      324,000         13,860,720
                                                          --------------
 TOBACCO (1.0%)
   Philip Morris Companies, Inc. .......      315,000         15,986,250
                                                          --------------
Total Common Stocks
 (Cost $1,228,946,963)..................                   1,533,912,573
                                                          --------------
CONVERTIBLE BONDS (0.7%)
 TELECOM SERVICES
   Amdocs Ltd. (144A)
     2.00% 06/01/2008
     (Cost $12,017,000).................  $12,200,000         11,483,250
                                                          --------------
REPURCHASE AGREEMENT (1.1%)
 J.P. Morgan Securities, Inc.
   3.94% Dated 06/29/2001, due
   07/02/2001 in the amount of
   $16,595,081. Collateralized by U.S.
   Treasury Notes 7.25% due 08/15/2004
   U.S. Treasury Bonds 5.375% to 15.75%
   due 08/15/2001 to 02/15/2031 U.S.
   Treasury Strips due 08/15/2001 to
   08/15/2028 (Cost $16,593,288)........   16,593,288         16,593,288
                                                          --------------
TOTAL INVESTMENTS (99.9%)
 (Cost $1,257,557,251)..................                   1,561,989,111
OTHER ASSETS LESS LIABILITIES (0.1%)....                       1,761,502
                                                          --------------
NET ASSETS (100.0%).....................                  $1,563,750,613
                                                          ==============
* Non-income producing

COLUMBIA INTERNATIONAL STOCK FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (89.9%)
AUSTRALIA (2.3%)
   Australia & New Zealand Banking
     Group Ltd. (Banks)................      104,500     $      897,563
   Coles Myer Ltd. (General
     Retailers)........................      105,600            339,110
   Foster's Brewing Group Ltd.
     (Beverages).......................      227,600            633,742
   Origin Energy Ltd. (Oil/Gas)........      603,700            920,242
   Suncorp-Metway Ltd. (Banks).........      107,200            817,262
                                                         --------------
                                                              3,607,919
                                                         --------------
CANADA (1.8%)
   Alberta Energy Co., Ltd.
     (Oil/Gas).........................       28,800          1,186,115
   Alcan, Inc. (Mining)................       19,000            798,782
   Bombardier, Inc. (Class B)
     (Engineering/Machinery)...........       60,000            901,447
                                                         --------------
                                                              2,886,344
                                                         --------------
 DENMARK (0.4%)
   Vestas Wind Systems AS
     (Engineering/Machinery)...........       11,700            545,503
                                                         --------------
 FINLAND (1.1%)
   Nokia Corp., ADR (Information
     Technology Hardware)..............       42,000            925,680
   Stora Enso Oyj (Forestry/Paper).....       73,400            795,368
                                                         --------------
                                                              1,721,048
                                                         --------------
 FRANCE (8.5%)
   Accor SA (Leisure/Entertainment/
     Hotels)...........................       20,500            865,129
   Assurances Generales de France
     (Insurance).......................       17,300            962,218
   Aventis SA (Pharmaceuticals)........       14,400          1,149,572
   BNP Paribas (Banks).................       14,600          1,270,597
   *Business Objects SA, ADR (Software/
     Computer Services)................        9,450            223,020
   Coflexip SA, ADR (Oil/Gas)..........        8,700            562,455
   *European Aeronautic Defence and
     Space Co. (Aerospace/Defense).....       26,900            495,306
   Groupe Danone SA (Food
     Producers/Processors).............        5,100            699,866
   Lafarge SA (Construction/Building
     Materials)........................       12,300          1,051,691
   *Orange SA (Telecommunication
     Services).........................       48,000            390,099
   Pernod-Ricard SA (Beverages)........       12,000            841,150
   PSA Peugeot Citroen (Automobiles)...        5,800          1,574,667
   Total Fina Elf SA (Oil/Gas).........        8,300          1,162,185

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
   Union du Credit-Bail Immobilier
     (Real Estate).....................       15,000     $      813,975
   Vinci SA (Construction/Building
     Materials)........................       19,000          1,210,381
                                                         --------------
                                                             13,272,311
                                                         --------------
 GERMANY (3.7%)
   Allianz AG (Insurance)..............        2,950            860,970
   Bayerische Motoren Werke (BMW) AG
     (Automobiles).....................       48,500          1,605,389
   Beiersdorf AG (Personal Care/
     Household Products)...............        5,200            543,666
   Deutsche Bank AG (Banks)............       14,100          1,010,314
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Insurance).......        3,700          1,031,154
   Siemens AG (Electronic/Electrical
     Equipment)........................       12,525            768,737
                                                         --------------
                                                              5,820,230
                                                         --------------
 HONG KONG (0.6%)
   Dah Sing Financial Group (Banks)....      114,200            590,061
   Great Eagle Holdings Ltd. (Real
     Estate)...........................      285,000            396,461
                                                         --------------
                                                                986,522
                                                         --------------
 IRELAND (0.8%)
   *Elan Corp. plc, ADR
     (Pharmaceuticals).................       18,400          1,122,400
   *Parthus Technologies plc
     (Information Technology
     Hardware).........................      236,000            180,892
                                                         --------------
                                                              1,303,292
                                                         --------------
ITALY (5.2%)
   Assicurazioni Generali S.p.A
     (Insurance).......................       33,000            991,755
   Eni S.p.A (Oil/Gas).................       97,450          1,187,972
   Luxottica Group S.p.A, ADR
     (Health)..........................       71,000          1,136,000
   Riunione Adriatica di Sicurta S.p.A
     (Insurance).......................       77,100            947,726
   Saipem S.p.A (Oil/Gas)..............      174,000            953,049
   San Paolo-Imi S.p.A (Banks).........      106,700          1,367,578
   Telecom Italia S.p.A, ADR
     (Telecommunication Services)......        7,300            642,400
   Unicredito Italiano S.p.A (Banks)...      229,500            985,037
                                                         --------------
                                                              8,211,517
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 JAPAN (25.5%)
   *All Nippon Airways Co., Ltd.
     (Transport).......................      145,000     $      467,384
   Banyu Pharmaceutical Co., Ltd.
     (Pharmaceuticals).................       70,000          1,282,518
   Canon, Inc. (Electronic/Electrical
     Equipment)........................       20,000            808,239
   East Japan Railway Co.
     (Transport).......................          155            894,836
   Fuji Photo Film Co., Ltd. (Media/
     Photography)......................       37,000          1,596,112
   Fujitsu Ltd. (Information Technology
     Hardware).........................       52,000            546,203
   Hisamitsu Pharmaceutical Co., Inc.
     (Pharmaceutical)..................       39,000            624,798
   Hitachi Ltd. (Electronic/Electrical
     Equipment)........................       80,000            785,788
   Honda Motor Co., Ltd.
     (Automobiles).....................       29,000          1,274,259
   Japan OTC Equity Fund (Investment
     Companies)........................       56,400            388,596
   JGC Corp. (Engineering/Machinery)...      229,000          1,909,625
   Jusco Co., Ltd. (General
     Retailers)........................       60,000          1,323,010
   Kappa Create Co., Ltd. (Restaurants/
     Pubs/Breweries)...................       11,000            476,284
   Katokichi Co., Ltd. (Food Producers/
     Processors).......................       32,000            756,922
   Mitsubishi Estate Co., Ltd. (Real
     Estate)...........................      130,000          1,195,600
   Mitsubishi Heavy Inds., Ltd.
     (Engineering/Machinery)...........      362,000          1,651,582
   NEC Corp. (Information Technology
     Hardware).........................       27,000            364,790
   Net One Systems Co., Ltd.
     (Information Technology
     Hardware).........................           28            624,140
   Nintendo Co., Ltd. (Leisure/
     Entertainment/Hotels).............        8,000          1,456,113
   Nippon Kanzai Co., Ltd.
     (Construction/Building
     Materials)........................       25,000            348,794
   Nippon Steel Corp. (Steel/Other
     Materials)........................      760,000          1,151,741
   Nippon Telegraph & Telephone Corp.
     (Telecommunication Services)......          175            912,075
   Nipponkoa Insurance Co., Ltd.
     (Insurance).......................      155,000            581,643
   Nissan Motor Co., Ltd.
     (Automobiles).....................      167,000          1,152,919
   Nomura Securities Co., Ltd., The
     (Specialty/Other Finance).........       89,000          1,705,561
   NTT DoCoMo, Inc. (Telecommunication
     Services).........................           77          1,339,768

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
   Olympus Optical Co., Ltd.
     (Electronic/Electrical
     Equipment)........................       62,000     $      993,268
   Pioneer Corp. (Electronic/Electrical
     Equipment)........................       41,000          1,245,955
   Q.P. Corp. (Food Producers/
     Processors).......................      140,000          1,297,673
   Rohm Co., Ltd. (Information
     Technology Hardware)..............        7,000          1,087,755
   Sanyo Electric Co., Ltd.
     (Electronic/ Electrical
     Equipment)........................       62,000            391,739
   Sazaby, Inc. (Household Goods/
     Textiles).........................       13,000            568,093
   Shionogi & Co., Ltd.
     (Pharmaceuticals).................       59,000          1,229,999
   Sony Corp. (Household Goods/
     Textiles).........................       25,000          1,643,740
   Takeda Chemical Inds., Ltd.
     (Pharmaceuticals).................       17,000            790,599
   Tokyu Corp. (Transport).............      350,000          1,908,342
   Toyota Motor Corp. (Automobiles)....       47,000          1,654,404
   *Trend Micro, Inc.
     (Software/Computer Services)......        8,000            300,203
   *UFJ Holdings, Inc. (Banks).........          119            640,249
   Yamada Denki Co., Ltd. (General
     Retailers)........................        7,000            572,503
                                                         --------------
                                                             39,943,822
                                                         --------------
 KOREA (5.4%)
   *Good Morning Securities Co.
     (Specialty/Other Finance).........      195,000            772,231
   *Humax Co., Ltd.
     (Electronic/Electrical
     Equipment)........................       65,000            954,667
   Hyundai Mobis (Engineering/
     Machinery)........................      100,500          1,081,930
   *Kia Motors Corp. (Automobiles).....      102,000            854,932
   Kookmin Bank (Banks)................       71,500            959,415
   Pacific Corp. (Personal Care/
     Household Products)...............       41,000          2,027,215
   Samsung Electronics Co., Ltd., GDR
     (Information Technology
     Hardware).........................       25,800            806,250
   Shinhan Bank (Banks)................       92,500            949,572
                                                         --------------
                                                              8,406,212
                                                         --------------
 NETHERLANDS (3.7%)
   *ASML Holding NV (Information
     Technology Hardware)..............       27,000            600,750
   ING Groep NV (Insurance)............       19,600          1,280,959
   *Jomed NV (Health)..................       13,000            368,876
   Koninklijke Philips Electronics NV
     (Electronic/Electrical
     Equipment)........................       30,800            816,386


                                            SHARES           VALUE
-----------------------------------------------------------------------
   Royal Dutch Petroleum Co.
     (Oil/Gas).........................       20,900     $    1,202,789
   STMicroelectronics NV (Information
     Technology Hardware)..............       22,500            765,000
   TNT Post Group NV (Support
     Services).........................       36,400            759,592
                                                         --------------
                                                              5,794,352
                                                         --------------
 NORWAY (0.7%)
   Norske Skogindustrier ASA (Forestry/
     Paper)............................       26,700            404,696
   *Statoil ASA (Oil/Gas)..............       89,300            660,027
                                                         --------------
                                                              1,064,723
                                                         --------------
 SPAIN (2.8%)
   Altadis SA (Tobacco)................       57,800            824,009
   Grupo Dragados SA (Construction/
     Building Materials)...............      140,700          1,768,815
   Grupo Ferrovial SA (Construction/
     Building Materials)...............       53,400            882,435
   NH Hoteles SA (Leisure/
     Entertainment/Hotels).............       71,500            845,599
                                                         --------------
                                                              4,320,858
                                                         --------------
 SWEDEN (0.5%)
   Skanska AB (Class B) (Construction/
     Building Materials)...............       86,000            813,779
                                                         --------------
 SWITZERLAND (4.2%)
   Julius Baer Holding Ltd. (Bearer)
     (Banks)...........................          250            961,833
   Nestle SA (Food Producers/
     Processors).......................        8,600          1,827,802
   Novartis AG (Pharmaceuticals).......       20,600            745,559
   Swiss RE (Insurance)................          275            549,587
   Synthes-Stratec, Inc. (Health)......        1,300            797,786
   Tecan Group AG (Health).............       10,100            837,288
   UBS AG (Banks)......................        6,400            916,905
                                                         --------------
                                                              6,636,760
                                                         --------------
 UNITED KINGDOM (22.0%)
   Aggreko plc (Support Services)......       84,900            561,200
   *Amdocs Ltd. (Software/Computer
     Services).........................       13,800            743,130
   AMEC plc (Construction/Building
     Materials)........................       85,000            603,702
   *ARM Holdings plc (Information
     Technology/Hardware)..............      144,200            544,530
   AstraZeneca plc (Pharmaceuticals)...       22,100          1,029,736
   BAE Systems plc (Aerospace/
     Defense)..........................      179,000            857,200
   Barclays plc (Banks)................       65,339          2,003,277

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
   Barratt Developments plc (Real
     Estate)...........................      141,000     $      711,911
   Berkeley Group plc, The (Real
     Estate)...........................       93,000            939,770
   BG Group plc (Oil/Gas)..............      270,200          1,064,984
   BP plc, ADR (Oil/Gas)...............       26,800          1,335,980
   *Cambridge Antibody Technology Group
     plc (Health)......................       18,500            539,105
   Capita Group plc (Support
     Services).........................       81,900            532,731
   *Compass Group plc (Leisure/
     Entertainment/Hotels).............      139,035          1,112,624
   Debenhams plc (General Retailers)...      140,000            893,914
   Diageo plc (Beverages)..............      110,700          1,214,379
   *easyJet Airline Co. (Transport)....      131,500            801,728
   Enterprise Oil plc (Oil/Gas)........       74,500            620,283
   *GlaxoSmithKline plc
     (Pharmaceuticals).................       63,526          1,786,873
   Hanson plc (Construction/Building
     Materials)........................      121,250            892,710
   HSBC Holdings plc (Banks)...........       90,300          1,069,965
   *International Power plc
     (Electricity).....................      212,100            894,153
   National Grid Group plc
     (Electricity).....................      102,100            752,435
   *NDS Group plc, ADR (Software/
     Computer Services)................       13,300            450,870
   Next plc (General Retailers)........       47,500            621,282
   Pearson plc (Media/Photography).....       53,000            873,606
   Prudential plc (Life Assurance).....       62,436            756,050
   Reckitt Benckiser plc (Personal
     Care/ Household Products).........       35,100            505,991
   Royal Bank of Scotland Group plc
     (Banks)...........................       86,017          1,895,681
   Scottish and Southern Energy plc
     (Electricity).....................       89,400            842,412
   Shell Transport & Trading Co. plc
     (Oil/Gas).........................      141,500          1,176,132
   Shell Transport & Trading Co., ADR
     (Oil/Gas).........................       12,600            634,284
   *Shire Pharmaceuticals Group plc
     (Pharmaceuticals).................       73,800          1,343,083
   Tesco plc (Food/Drug Retailers).....      208,200            751,070
   Vodafone Group plc
     (Telecommunication Services)......      702,800          1,556,770

                                            SHARES
                                         OR PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   William Morrison Supermarkets plc
     (Food/Drug Retailers).............      314,800     $      941,925
   WPP Group plc (Media/Photography)...       67,600            665,513
                                                         --------------
                                                             34,520,989
                                                         --------------
 UNITED STATES (0.7%)
   *ResMed, Inc. (Health)..............        7,700            389,235
   Schlumberger Ltd. (Oil/Gas).........       12,400            652,860
                                                         --------------
                                                              1,042,095
                                                         --------------
Total Common Stock
 (Cost $142,736,368)...................                     140,898,276
                                                         --------------
PREFERRED STOCKS (0.5%)
 Germany
   Fresenuis AG (Health)...............        5,000            473,866
   Hugo Boss AG (Household Goods/
     Textiles).........................        1,100            306,839
                                                         --------------
     (Cost $917,247)...................                         780,705
                                                         --------------
REPURCHASE AGREEMENTS (5.8%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001, due
     07/02/2001 in the amount of
     $7,909,999. Collateralized by U.S.
     Treasury Notes 7.25% due
     08/15/2004 U.S. Treasury Bonds
     5.375% to 15.75% due 08/15/2001 to
     02/15/2031 U.S. Treasury Strips
     due 08/15/2001 to 08/15/2028......  $ 7,909,144          7,909,144
   Merrill Lynch
     3.95% dated 06/29/2001,
     due 07/02/2001 in the
     amount of $1,100,119.
     Collateralized by U.S. Treasury
     Strips 8.125% to 8.75% due
     08/15/2012 to 05/15/2025..........    1,100,000          1,100,000
                                                         --------------
Total Repurchase Agreements (Cost
 $9,009,144)...........................                       9,009,144
                                                         --------------
TOTAL INVESTMENTS (96.2%) (Cost
 $152,662,759).........................                     150,688,125
OTHER ASSETS LESS LIABILITIES (3.8%)...                       6,022,678
                                                         --------------
NET ASSETS (100%)......................                  $  156,710,803
                                                         ==============
* Non-income producing

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SPECIAL FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (91.9%)
ADVERTISING AGENCIES (0.5%)
   Omnicom Group, Inc. ................       53,400     $    4,592,400
                                                         --------------
 AEROSPACE & DEFENSE (0.1%)
   Embraer - Empresa Brasileira de
     Aeronautica SA ADR ...............       33,900          1,323,795
                                                         --------------
 APPAREL MANUFACTURERS (0.5%)
   *Jones Apparel Group, Inc. .........      111,000          4,795,200
                                                         --------------
 APPLICATIONS SOFTWARE (4.7%)
   *Intuit, Inc. ......................      373,100         14,920,269
   *Mercury Interactive Corp. .........      123,800          7,415,620
   *Peregrine Systems, Inc. ...........      365,500         10,599,500
   *Rational Software Corp. ...........       65,600          1,840,080
   *Siebel Systems, Inc. ..............      173,250          8,125,425
                                                         --------------
                                                             42,900,894
                                                         --------------
 AUDIO & VIDEO PRODUCTS (1.0%)
   *Polycom, Inc. .....................      400,700          9,252,163
                                                         --------------
 BUSINESS-TO-BUSINESS/E-COMMERCE (0.5%)
   *i2 Technologies, Inc. .............      198,240          3,925,152
   *WebMethods, Inc. ..................       26,700            565,506
                                                         --------------
                                                              4,490,658
                                                         --------------
 BROADCAST SERVICES & PROGRAMMING (2.4%)
   *AT&T Corp. - Liberty Media Group
     (Class A).........................      548,400          9,591,516
   *Clear Channel Communications,
     Inc. .............................      194,900         12,220,230
                                                         --------------
                                                             21,811,746
                                                         --------------
 BUILDING & CONSTRUCTION PRODUCTS (1.0%)
   Masco Corp. ........................      361,640          9,026,534
                                                         --------------
 BUILDING PRODUCTS - CEMENT/AGGREGATE (1.7%)
   Martin Marietta Materials, Inc. ....      323,200         15,995,168
                                                         --------------
 BUILDING - RESIDENTIAL/COMMERCIAL (0.9%)
   Centex Corp. .......................      199,000          8,109,250
                                                         --------------
 CABLE TELEVISION (2.0%)
   *Adelphia Communications Corp.
     (Class A).........................      237,900          9,753,900
   *Charter Communications, Inc. (Class
     A)................................      380,600          8,887,010
                                                         --------------
                                                             18,640,910
                                                         --------------
 CASINO HOTELS (0.8%)
   *Harrah's Entertainment, Inc. ......      204,000          7,201,200
                                                         --------------
 CELLULAR TELECOMMUNICATIONS (1.0%)
   *Western Wireless Corp. (Class A)...      213,640          9,186,520
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 COMMERCIAL BANKS (1.6%)
   M&T Bank Corp. .....................      108,840     $    8,217,420
   TCF Financial Corp. ................      139,730          6,470,896
                                                         --------------
                                                             14,688,316
                                                         --------------
 COMPUTER SERVICES (1.2%)
   *DST Systems, Inc. .................      211,740         11,158,698
                                                         --------------
 DECISION SUPPORT SOFTWARE (0.5%)
   *Wind River Systems, Inc. ..........      274,100          4,785,786
                                                         --------------
 DIAGNOSTIC EQUIPMENT (1.1%)
   *Cytyc Corp. .......................      433,800          9,999,090
                                                         --------------
 DRUG DELIVERY SYSTEMS (1.6%)
   *ANDRX Group........................      195,500         15,053,500
                                                         --------------
 EDUCATIONAL SOFTWARE (0.9%)
   *SmartForce plc ADR.................      241,550          8,509,806
                                                         --------------
 ELECTRIC - GENERATION (1.5%)
   *AES Corp...........................      314,400         13,534,920
                                                         --------------
 ELECTRIC - INTEGRATED (0.5%)
   Cia de Bebidas das Americas ADR.....      178,320          4,128,108
                                                         --------------
 ELECTRONIC COMPONENTS - MISC. (1.0%)
   *Sanmina Corp. .....................      382,600          8,956,666
                                                         --------------
 ELECTRONIC COMPONENTS - SEMICONDUCTORS (4.6%)
   *Altera Corp. ......................      912,000         26,448,000
   *Chartered Semiconductor
     Manufacturing Ltd. ADR............      164,110          4,143,778
   *LSI Logic Corp. ...................      307,800          5,786,640
   *National Semiconductor Corp. ......      203,200          5,917,184
                                                         --------------
                                                             42,295,602
                                                         --------------
 ELECTRONIC DESIGN AUTOMATION (2.6%)
   *Cadence Design Systems, Inc. ......      379,200          7,064,496
   *Synopsys, Inc. ....................      340,000         16,452,600
                                                         --------------
                                                             23,517,096
                                                         --------------
 ENTERPRISE SOFTWARE - SERVICES (0.4%)
   *Informatica Corp...................      212,800          3,694,208
                                                         --------------
 ENTERTAINMENT SOFTWARE (1.4%)
   *Electronic Arts, Inc. .............      217,600         12,599,040
                                                         --------------
 FINANCIAL GUARANTEE INSURANCE (2.6%)
   MGIC Investment Corp. ..............      175,540         12,751,226
   Radian Group, Inc. .................      264,920         10,716,014
                                                         --------------
                                                             23,467,240
                                                         --------------
HEALTH CARE COST CONTAINMENT/MANAGEMENT (2.5%)
   *Caremark Rx, Inc. .................      731,800         12,038,110
   McKesson HBOC, Inc. ................      279,500         10,375,040
                                                         --------------
                                                             22,413,150
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SPECIAL FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
HOTELS & MOTELS (0.4%)
   Starwood Hotels & Resorts Worldwide,
     Inc. .............................      108,100     $    4,029,968
                                                         --------------
 HUMAN RESOURCES (0.6%)
   *Robert Half International, Inc. ...      235,200          5,854,128
                                                         --------------
 INDEPENDENT POWER PRODUCER (1.8%)
   *Calpine Corp. .....................      254,100          9,604,980
   *Mirant Corp. ......................      200,300          6,890,320
                                                         --------------
                                                             16,495,300
                                                         --------------
 INSTRUMENTS - CONTROLS (0.9%)
   *Thermo Electron Corp. .............      368,100          8,105,562
                                                         --------------
 INSTRUMENTS - SCIENTIFIC (0.3%)
   *Waters Corp. ......................       89,200          2,462,812
                                                         --------------
 INTERNET INFRASTRUCTURE SOFTWARE (0.4%)
   *TIBCO Software, Inc. ..............      278,200          3,552,614
                                                         --------------
 MEDICAL INFORMATION SYSTEMS (1.7%)
   IMS Health, Inc. ...................      556,300         15,854,550
                                                         --------------
 MEDICAL INSTRUMENTS (1.9%)
   Biomet, Inc. .......................      172,200          8,275,932
   *Boston Scientific Corp. ...........      564,300          9,593,100
                                                         --------------
                                                             17,869,032
                                                         --------------
 MEDICAL - DRUGS (2.5%)
   *Biovail Corp. .....................      238,800         10,387,800
   *Shire Pharmaceuticals Group plc
     ADR...............................      231,300         12,837,150
                                                         --------------
                                                             23,224,950
                                                         --------------
 MEDICAL LABS & TESTING SERVICES (1.2%)
   *Laboratory Corporation of America
     Holdings..........................      139,020         10,690,638
                                                         --------------
 MEDICAL PRODUCTS (1.2%)
   *MiniMed, Inc. .....................      229,700         11,025,600
                                                         --------------
 MEDICAL - BIOMEDICAL & GENETIC (3.6%)
   *Enzon, Inc. .......................      185,648         11,603,000
   *Genentech, Inc. ...................      219,700         12,105,470
   *Human Genome Sciences, Inc. .......       44,700          2,693,175
   *Inhale Therapeutic Systems,
     Inc. .............................      107,800          2,479,400
   *Millennium Pharmaceuticals,
     Inc. .............................      105,000          3,735,900
                                                         --------------
                                                             32,616,945
                                                         --------------
MEDICAL - GENERIC DRUGS (0.8%)
   *Barr Laboratories, Inc.............       97,900          6,893,139
                                                         --------------
 MEDICAL - HMO (0.8%)
   *WellPoint Health Networks, Inc. ...       77,500          7,303,600
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 MEDICAL - HOSPITALS (2.6%)
   *Health Management Associates, Inc.
     (Class A).........................      326,400     $    6,867,456
   *Tenet Healthcare Corp. ............      323,900         16,710,001
                                                         --------------
                                                             23,577,457
                                                         --------------
 MOTION PICTURES & SERVICES (0.9%)
   *Macrovision Corp. .................      118,540          8,119,990
                                                         --------------
 MULTIMEDIA (1.1%)
   Gannett Co. ........................       93,100          6,135,290
   *Gemstar-TV Guide International,
     Inc. .............................       97,800          4,303,200
                                                         --------------
                                                             10,438,490
                                                         --------------
 OIL & GAS DRILLING (6.3%)
   *Nabors Industries, Inc.............      554,100         20,612,520
   *Noble Drilling Corp. ..............      549,300         17,989,575
   Transocean Sedco Forex, Inc. .......      464,350         19,154,438
                                                         --------------
                                                             57,756,533
                                                         --------------
 OIL - FIELD MACHINERY & EQUIPMENT (1.5%)
   *Grant Prideco, Inc. ...............      367,200          6,422,328
   *National-Oilwell, Inc. ............      254,900          6,831,320
                                                         --------------
                                                             13,253,648
                                                         --------------
 OIL - FIELD SERVICES (0.3%)
   *Hanover Compressor Co. ............       86,400          2,858,976
                                                         --------------
 PIPELINES (1.5%)
   Dynegy, Inc. (Class A)..............      304,800         14,173,200
                                                         --------------
 PRINTING - COMMERCIAL (0.7%)
   *Valassis Communications, Inc. .....      184,800          6,615,840
                                                         --------------
 PUBLISHING - NEWSPAPERS (1.0%)
   New York Times Co. (Class A)........      226,700          9,521,400
                                                         --------------
 RADIO (1.9%)
   *Cox Radio, Inc. (Class A)..........      145,200          4,043,820
   *Hispanic Broadcasting Corp. .......      463,200         13,289,208
                                                         --------------
                                                             17,333,028
                                                         --------------
 RETAIL - APPAREL & SHOES (0.8%)
   Limited, Inc. ......................      428,760          7,083,115
                                                         --------------
 RETAIL - DISCOUNT (1.4%)
   Dollar General Corp. ...............      296,750          5,786,625
   Family Dollar Stores, Inc. .........      263,280          6,747,866
                                                         --------------
                                                             12,534,491
                                                         --------------
 RETAIL - RESTAURANTS (3.3%)
   *Brinker International, Inc. .......      357,750          9,247,838
   *Outback Steakhouse, Inc. ..........      474,400         13,662,720
   *TRICON Global Restaurants, Inc. ...      168,200          7,383,980
                                                         --------------
                                                             30,294,538
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
SCHOOLS (1.0%)
   *Apollo Group, Inc. (Class A).......      219,450     $    9,315,652
                                                         --------------
 SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS (2.3%)
   *Integrated Device Technology,
     Inc. .............................      232,100          7,355,249
   *Micrel, Inc. ......................      185,880          6,134,040
   *Taiwan Semiconductor Manufacturing
     Company Ltd. ADR..................      521,416          7,920,309
                                                         --------------
                                                             21,409,598
                                                         --------------
 SEMICONDUCTOR EQUIPMENT (1.0%)
   *ASML Holding NV....................      105,500          2,347,375
   *KLA-Tencor Corp. ..................       61,440          3,592,397
   *Novellus Systems, Inc. ............       60,300          3,424,437
                                                         --------------
                                                              9,364,209
                                                         --------------
 TELECOMMUNICATION EQUIPMENT (0.5%)
   *ADC Telecommunications, Inc. ......      266,200          1,756,920
   Ericsson, LM Telephone Co. ADR
     (Class B).........................      545,600          2,957,152
                                                         --------------
                                                              4,714,072
                                                         --------------
 TELEVISION (1.9%)
   *Univision Communications, Inc.
     (Class A).........................      410,600         17,565,468
                                                         --------------
 THERAPEUTICS (0.6%)
   *Gilead Sciences, Inc. .............      100,600          5,853,914
                                                         --------------
 TOYS (1.3%)
   Mattel, Inc. .......................      620,500         11,739,860
                                                         --------------
 TRAVEL SERVICES (0.7%)
   *Sabre Holdings Corp. ..............      129,560          6,478,000
                                                         --------------
 WEB HOSTING - DESIGN (0.1%)
   *Macromedia, Inc. ..................       24,050            432,900
                                                         --------------
Total Common Stocks
 (Cost $766,060,166)...................                     842,540,881
                                                         --------------
CONVERTIBLE PREFERRED STOCK (0.1%)
 TELECOMMUNICATIONS EQUIPMENT
   +*Nanovation Technologies, Inc.
     (Private Placement) (Cost
     $2,164,275).......................      144,285            721,425
                                                         --------------
                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.5%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001, due
     07/02/2001 in the amount of
     $45,816,867. Collateralized by
     U.S. Treasury Notes 7.25% due
     08/15/2004 U.S. Treasury Bonds
     5.375% to 15.75% due 08/15/2001 to
     02/15/2031 U.S. Treasury Strips
     due 08/15/2001 to 08/15/2028......  $45,811,916     $   45,811,916
   Merrill Lynch
     3.95% dated 06/29/2001, due
     07/02/2001 in the amount of
     $14,001,517. Collateralized by
     U.S. Treasury Strips 8.125% to
     8.75% due 08/15/2012 to
     05/15/2025........................   14,000,000         14,000,000
                                                         --------------
Total Repurchase Agreements
 (Cost $59,811,916)....................                      59,811,916
                                                         --------------
TOTAL INVESTMENTS (98.5%)
 (Cost $828,036,357)...................                     903,074,222
OTHER ASSETS LESS LIABILITIES (1.5%)...                      13,350,268
                                                         --------------
NET ASSETS (100.0%)....................                  $  916,424,490
                                                         ==============
* Non-income producing
+ Nanovation Technologies, Inc., filed a bankruptcy petition for reorganization on July 25, 2001.

COLUMBIA SMALL CAP FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (94.9%)
 ADVERTISING SALES (1.5%)
   *Lamar Advertising Co. .............      190,100     $    8,364,400
                                                         --------------
 AIRLINES (1.9%)
   *Atlantic Coast Airlines Holdings,
     Inc. .............................      354,000         10,616,460
                                                         --------------
 APPAREL MANUFACTURERS (0.4%)
   *Quiksilver, Inc. ..................       91,300          2,282,500
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SMALL CAP FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
 APPLICATIONS SOFTWARE (2.4%)
   *Actuate Corp. .....................      192,510     $    1,838,470
   *BSQUARE Corp. .....................      163,200          1,715,232
   *Caminus Corp. .....................      117,670          3,173,560
   *HNC Software, Inc. ................      181,000          3,529,500
   *National Instruments Corp. ........       37,400          1,213,630
   *OpenTV Corp. ......................      162,100          2,277,505
                                                         --------------
                                                             13,747,897
                                                         --------------
 BATTERIES - BATTERY SYSTEMS (0.4%)
   *Wilson Greatbatch Technologies,
     Inc. .............................       76,000          2,204,000
                                                         --------------
 BUILDING - MOBILE & MANUFACTURED HOMES (1.0%)
   Clayton Homes, Inc. ................      355,900          5,594,748
                                                         --------------
 BUILDING - RESIDENTIAL & COMMERCIAL (0.5%)
   D.R. Horton, Inc. ..................      124,764          2,832,143
                                                         --------------
 BUILDING & CONSTRUCTION (1.2%)
   *Insituform Technologies, Inc.
     (Class A).........................      190,370          6,948,505
                                                         --------------
 CIRCUIT BOARDS (0.1%)
   *Merix Corp. .......................       24,050            420,634
                                                         --------------
 COMMERCIAL SERVICES (1.8%)
   *Alliance Data Systems Corp. .......      155,110          2,326,650
   *Plexus Corp. ......................       11,400            376,200
   *Quintiles Transnational Corp. .....      297,300          7,506,825
                                                         --------------
                                                             10,209,675
                                                         --------------
 COMPUTER AIDED DESIGN (0.5%)
   *Aspen Technology, Inc. ............      117,900          2,853,180
                                                         --------------
 COMPUTER SERVICES (0.8%)
   *Manhattan Associates, Inc. ........      118,200          4,698,450
                                                         --------------
 COMPUTERS - INTEGRATED SYSTEMS (0.3%)
   *Radisys Corp. .....................       72,350          1,653,197
                                                         --------------
 COMPUTERS - MEMORY DEVICES (1.5%)
   *VERITAS DGC, Inc. .................      302,200          8,386,050
                                                         --------------
 COMPUTERS - PERIPHERAL EQUIPMENT (1.6%)
   *Electronics for Imaging, Inc. .....      315,650          9,311,675
                                                         --------------
 CONSULTING SERVICES (1.2%)
   *Professional Detailing, Inc. ......       76,900          7,074,800
                                                         --------------
 DATA PROCESSING & MANAGEMENT (0.8%)
   *Documentum, Inc. ..................      184,800          2,387,616
   Global Payments, Inc. ..............       78,200          2,353,820
                                                         --------------
                                                              4,741,436
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 DECISION SUPPORT SOFTWARE (2.0%)
   *Precise Software Solutions Ltd. ...      269,900     $    8,285,930
   *Wind River Systems, Inc. ..........      165,100          2,882,646
                                                         --------------
                                                             11,168,576
                                                         --------------
 DIALYSIS CENTERS (1.7%)
   *DaVita, Inc. ......................      487,100          9,902,743
                                                         --------------
 DRUG DELIVERY SYSTEMS (1.8%)
   *Alkermes, Inc. ....................      131,000          4,598,100
   *Noven Pharmaceuticals, Inc. .......      151,200          5,927,040
                                                         --------------
                                                             10,525,140
                                                         --------------
 ELECTRONIC COMPONENTS - SEMICONDUCTORS (2.3%)
   *Lattice Semiconductor Corp. .......      349,750          8,533,900
   *Semtech Corp. .....................      101,900          3,057,000
   *Zoran Corp. .......................       55,700          1,655,404
                                                         --------------
                                                             13,246,304
                                                         --------------
 ELECTRONIC CONNECTORS (0.6%)
   *Amphenol Corp. (Class A)...........       90,500          3,624,525
                                                         --------------
 ELECTRONIC DESIGN AUTOMATION (1.5%)
   *Mentor Graphics Corp. .............      475,150          8,315,125
                                                         --------------
 ENTERPRISE SOFTWARE - SERVICES (2.1%)
   *Advent Software, Inc. .............       63,170          4,011,295
   *AremisSoft Corp. ..................      314,490          5,094,738
   *Legato Systems, Inc. ..............      169,520          2,703,844
                                                         --------------
                                                             11,809,877
                                                         --------------
 ENVIRONMENTAL CONSULTING & ENGINEERING (1.6%)
   *Tetra Tech, Inc. ..................      329,250          8,955,600
                                                         --------------
 E-SERVICES - CONSULTING (0.4%)
   *Digital Insight Corp. .............       97,850          2,162,485
                                                         --------------
 FOOD - RETAIL (0.5%)
   *Whole Foods Market, Inc. ..........      109,800          2,975,580
                                                         --------------
 HAZARDOUS WASTE DISPOSAL (1.1%)
   *Stericycle, Inc. ..................      134,780          6,327,921
                                                         --------------
 HEALTH CARE COST CONTAINMENT/MANAGEMENT (2.7%)
   *Caremark Rx, Inc. .................      453,100          7,453,495
   *First Health Group Corp. ..........      320,100          7,720,812
                                                         --------------
                                                             15,174,307
                                                         --------------
 HUMAN RESOURCES (0.6%)
   *On Assignment, Inc. ...............      193,000          3,474,000
                                                         --------------
 INSTRUMENTS - SCIENTIFIC (0.3%)
   *FEI Co. ...........................       45,200          1,853,200
                                                         --------------
 INSURANCE BROKERS (0.2%)
   *Willis Group Holdings Ltd. ........       57,700          1,024,175
                                                         --------------
 INTERNET INFRASTRUCTURE SOFTWARE (1.6%)
   *Retek, Inc. .......................      187,647          8,995,797
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT (0.5%)
   *Avocent Corp. .....................      119,650     $    2,722,038
                                                         --------------
 INVESTMENT MANAGEMENT & ADVISER SERVICES (0.6%)
   Stewart, W.P. & Co., Ltd. ..........      149,300          3,657,850
                                                         --------------
 MACHINERY - CONSTRUCTION & MINING (1.6%)
   +*Harnischfeger Industries, Inc. ...      331,600          5,438,240
   *Terex Corp. .......................      163,920          3,475,104
                                                         --------------
                                                              8,913,344
                                                         --------------
 MEDICAL INFORMATION SYSTEMS (2.3%)
   *Eclipsys Corp. ....................      468,270         13,158,387
                                                         --------------
 MEDICAL INSTRUMENTS (1.0%)
   *Novoste Corp. .....................      215,400          5,492,700
                                                         --------------
 MEDICAL PRODUCTS (0.9%)
   *American Medical Systems Holdings,
     Inc. .............................      333,600          5,120,760
                                                         --------------
 MEDICAL - BIOMEDICAL & GENETIC (1.9%)
   *Arena Pharmaceuticals, Inc. .......      105,800          3,225,842
   *Bio-Technology General Corp. ......      267,130          3,499,403
   *Cell Genesys, Inc. ................       52,100          1,068,050
   *Transkaryotic Therapies, Inc. .....       98,900          2,912,605
                                                         --------------
                                                             10,705,900
                                                         --------------
 MEDICAL - DRUGS (4.1%)
   *Biovail Corp. .....................      137,000          5,959,500
   *CIMA Labs, Inc. ...................       42,300          3,320,550
   *First Horizon Pharmaceutical
     Corp. ............................      137,800          4,423,380
   *Priority Healthcare Corp. (Class
     B)................................       12,100            342,188
   *Salix Pharmaceuticals Ltd. ........       59,700          1,471,605
   *Shire Pharmaceuticals Group plc
     ADR...............................      139,040          7,716,720
                                                         --------------
                                                             23,233,943
                                                         --------------
 MEDICAL - GENERIC DRUGS (1.4%)
   *Barr Laboratories, Inc. ...........      115,300          8,118,273
                                                         --------------
 MEDICAL - HOSPITALS (1.9%)
   *Province Healthcare Co. ...........       82,970          2,928,011
   *Triad Hospitals, Inc. .............      114,370          3,370,484
   *Universal Health Services, Inc.
     (Class B).........................       96,600          4,395,300
                                                         --------------
                                                             10,693,795
                                                         --------------
 MEDICAL - NURSING HOMES (0.6%)
   *Manor Care, Inc. ..................      112,200          3,562,350
                                                         --------------
 MOTION PICTURES & SERVICES (0.0%)
   *Metro-Goldwyn-Mayer, Inc. .........        4,700            106,455
                                                         --------------
 NETWORKING PRODUCTS (0.0%)
   *Ixia...............................       15,300            290,700
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 OIL & GAS DRILLING (2.5%)
   *Marine Drilling Companies, Inc. ...      165,700     $    3,166,527
   *Noble Drilling Corp. ..............       25,900            848,225
   *Patterson-UTI Energy Inc. .........      262,000          4,681,940
   *Precision Drilling Corp. ..........      185,150          5,784,086
                                                         --------------
                                                             14,480,778
                                                         --------------
 OIL - FIELD MACHINERY & EQUIPMENT (2.2%)
   *Grant Prideco, Inc. ...............      331,140          5,791,639
   *National-Oilwell, Inc. ............      262,900          7,045,720
                                                         --------------
                                                             12,837,359
                                                         --------------
 OIL - FIELD SERVICES (3.6%)
   Coflexip SA, ADR....................       50,500          3,264,825
   *Global Industries Ltd. ............      311,300          3,881,911
   *Hanover Compressor Co. ............      120,000          3,970,800
   *Petroleum Geo-Services ADR.........      452,100          4,570,731
   *Stolt Offshore SA..................       74,000            906,500
   *Varco International, Inc. .........      210,400          3,915,544
                                                         --------------
                                                             20,510,311
                                                         --------------
 POWER CONVERTER & SUPPLY EQUIPMENT (0.8%)
   *Artesyn Technologies, Inc. ........      159,400          2,056,260
   C&D Technologies, Inc. .............       79,550          2,466,050
                                                         --------------
                                                              4,522,310
                                                         --------------
 RADIO (3.3%)
   *Emmis Communications Corp. (Class
     A)................................      180,800          5,559,600
   *Entercom Communications Corp. .....      122,300          6,556,503
   *Radio One, Inc. (Class D)..........      297,800          6,566,490
                                                         --------------
                                                             18,682,593
                                                         --------------
 REINSURANCE (0.4%)
   *Odyssey RE Holdings Corp. .........      125,500          2,267,785
                                                         --------------
 RESORTS & THEME PARKS (0.4%)
   Intrawest Corp. ....................      130,500          2,493,855
                                                         --------------
 RESPIRATORY PRODUCTS (0.0%)
   *Respironics, Inc. .................        3,050             90,768
                                                         --------------
 RETAIL - APPAREL & SHOES (5.2%)
   *American Eagle Outfitters, Inc. ...      113,400          3,996,216
   *AnnTaylor Stores Corp. ............      212,000          7,589,600
   *Charlotte Russe Holding, Inc. .....      142,300          3,813,640
   *Men's Wearhouse, Inc., The.........      197,410          5,448,516
   *Pacific Sunwear of California,
     Inc. .............................      158,800          3,561,884
   *Venator Group, Inc. ...............      348,500          5,332,050
                                                         --------------
                                                             29,741,906
                                                         --------------
 RETAIL - ARTS & CRAFTS (1.1%)
   *Michaels Stores, Inc. .............      147,250          6,037,250
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SMALL CAP FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
 RETAIL - HOME FURNISHINGS (0.4%)
   *Cost Plus, Inc. ...................       78,500     $    2,355,000
                                                         --------------
 RETAIL - JEWELRY (0.9%)
   *Zale Corp. ........................      160,600          5,412,220
                                                         --------------
 RETAIL - MAIL ORDER (1.6%)
   *Williams-Sonoma, Inc. .............      234,600          9,107,172
                                                         --------------
 RETAIL - RESTAURANTS (1.6%)
   *California Pizza Kitchen, Inc. ....       66,863          1,554,565
   *Outback Steakhouse, Inc. ..........      271,600          7,822,080
                                                         --------------
                                                              9,376,645
                                                         --------------
 SCHOOLS (3.4%)
   *Apollo Group, Inc. (Class A).......       67,300          2,856,885
   Strayer Education, Inc. ............      133,100          6,488,625
   *Sylvan Learning Systems, Inc. .....      402,950          9,791,685
                                                         --------------
                                                             19,137,195
                                                         --------------
 SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS (1.0%)
   *Cirrus Logic, Inc. ................       98,550          2,269,607
   *Genesis Microchip, Inc. ...........       56,600          2,046,090
   *Integrated Circuit Systems,
     Inc. .............................       81,540          1,565,568
                                                         --------------
                                                              5,881,265
                                                         --------------
 SEMICONDUCTOR EQUIPMENT (5.1%)
   *ASE Test Ltd. .....................       72,700            929,833
   *ASM International NV...............      159,900          3,174,015
   *Asyst Technologies, Inc. ..........      201,100          2,714,850
   *Axcelis Technologies, Inc. ........      222,200          3,288,560
   *Mattson Technology, Inc. ..........      219,060          3,829,169
   *PRI Automation, Inc. ..............       49,200            911,430
   *Rudolph Technologies, Inc. ........       96,750          4,547,250
   *Therma-Wave, Inc. .................      203,200          3,875,024
   *Ultratech Stepper, Inc. ...........      140,000          3,591,000
   *Varian Semiconductor Equipment
     Associates, Inc. .................       50,170          2,107,140
                                                         --------------
                                                             28,968,271
                                                         --------------
 TELECOMMUNICATION EQUIPMENT (1.1%)
   *Acterna Corp. .....................      125,900          1,384,900
   *Advanced Fibre Communications,
     Inc. .............................      131,900          2,769,900
   *Andrew Corp. ......................      107,620          1,985,589
                                                         --------------
                                                              6,140,389
                                                         --------------

                                            SHARES
                                         OR PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
 THERAPEUTICS (2.6%)
   *COR Therapeutics, Inc. ............      135,080     $    4,119,940
   *Corixa Corp. ......................       69,700          1,189,779
   *Genta, Inc. .......................      117,200          1,569,308
   *Inspire Pharmaceuticals, Inc. .....      130,000          1,820,000
   *Medarex, Inc. .....................      101,600          2,387,600
   *Neurocrine Biosciences, Inc. ......       88,690          3,546,713
                                                         --------------
                                                             14,633,340
                                                         --------------
 TRANSPORT - TRUCK (0.6%)
   *Swift Transportation Co., Inc. ....      179,070          3,448,888
                                                         --------------
 WEB HOSTING - DESIGN (0.0%)
   *Macromedia, Inc. ..................       14,350            258,300
                                                         --------------
 WEB PORTALS - INTERNET SERVICE PROVIDER (0.7%)
   *Trizetto Group, Inc. ..............      448,200          4,145,850
                                                         --------------
 WIRELESS EQUIPMENT (0.7%)
   *Spectrian Corp. ...................      246,800          3,948,800
                                                         --------------
Total Common Stock
 (Cost $461,944,168)...................                     541,729,850
                                                         --------------
CONVERTIBLE PREFERRED STOCK (0.0%)
 TELECOMMUNICATION EQUIPMENT
   +++*Nanovation Technologies, Inc.
     (Private Placement)
     (Cost $626,715)...................       41,781            208,905
                                                         --------------
REPURCHASE AGREEMENTS (6.7%)
   ++J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001,
     due 07/02/2001 in the
     amount of $27,405,033.
     Collateralized by U.S. Treasury
     Notes 7.25% due 08/15/2004
     U.S. Treasury Bonds
     5.375% to 15.75% due
     08/15/2001 to 02/15/2031
     U.S. Treasury Strips
     due 08/15/2001 to 08/15/2028......  $27,402,072         27,402,072

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   Merrill Lynch
     3.95% dated 06/29/2001, due
     07/02/2001 in the amount of
     $10,701,159. Collateralized by U.
     S. Treasury Strips 8.125% to 8.75%
     due 08/15/2012 to 05/15/2025......  $10,700,000     $   10,700,000
                                                         --------------
Total Repurchase Agreements (Cost
 $38,102,072)..........................                      38,102,072
                                                         --------------
TOTAL INVESTMENTS (101.6%)
 (Cost $500,672,955)...................                     580,040,827
OTHER ASSETS LESS LIABILITIES
 (-1.6%)...............................                      (9,416,122)
                                                         --------------
NET ASSETS (100.0%)....................                  $  570,624,705
                                                         ==============

*  Non-income producing
+  Security purchased on when-issued basis.
++ A portion of this security was segregated at the custodian to cover a when-issued security.
+++ Nanovation Technologies, Inc., filed a bankruptcy petition for reorganization on July 25, 2001.

COLUMBIA REAL ESTATE EQUITY FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (94.1%)
CASINO HOTELS (2.6%)
   *MGM Mirage, Inc....................      452,600     $   13,559,896
                                                         --------------
 FORESTRY (1.7%)
   Georgia-Pacific Corp. (Timber
     Group)............................      247,700          8,855,275
                                                         --------------
 HOTELS & MOTELS (5.1%)
   Starwood Hotels & Resorts Worldwide,
     Inc. .............................      717,500         26,748,400
                                                         --------------
 REAL ESTATE OPERATIONS/DEVELOPMENT (6.0%)
   *Catellus Development Corp. ........      379,700          6,625,765
   TrizecHahn Corp. ...................    1,353,000         24,611,070
                                                         --------------
                                                             31,236,835
                                                         --------------
 REAL ESTATE MANAGEMENT/SERVICES (3.6%)
   *Security Capital Group, Inc. (Class
     B)................................      876,500         18,757,100
                                                         --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (75.1%)
   APARTMENTS (14.8%)
     Archstone Communities Trust.......      628,971         16,214,873
     AvalonBay Communities, Inc. ......      393,400         18,391,450
     Camden Property Trust.............      289,500         10,624,650
     Equity Residential Properties
       Trust...........................      430,953         24,370,392


                                            SHARES           VALUE
-----------------------------------------------------------------------
     Post Properties, Inc. ............      205,800     $    7,789,530
                                                         --------------
                                                             77,390,895
                                                         --------------
   DIVERSIFIED (8.6%)
     iStar Financial, Inc. ............      416,950         11,757,990
     Liberty Property Trust............      279,300          8,267,280
     Vornado Realty Trust..............      636,800         24,860,672
                                                         --------------
                                                             44,885,942
                                                         --------------
   HOTELS (3.3%)
     Host Marriott Corp. ..............    1,380,700         17,286,364
                                                         --------------
   OFFICE PROPERTY (26.9%)
     Alexandria Real Estate Equities,
       Inc. ...........................      252,700         10,057,460
     Boston Properties, Inc. ..........      308,000         12,597,200
     CarrAmerica Realty Corp. .........      212,500          6,481,250
     Cousins Properties, Inc. .........    1,147,350         30,806,348
     Equity Office Properties Trust....    1,168,718         36,966,550
     Prentiss Properties Trust.........      249,400          6,559,220
     Reckson Associates Realty
       Corp. ..........................      520,700         11,976,100
     Spieker Properties, Inc. .........      430,000         25,778,500
                                                         --------------
                                                            141,222,628
                                                         --------------
   PAPER & RELATED PRODUCTS (1.3%)
     Plum Creek Timber Company, Inc....      241,400          6,783,340
                                                         --------------
   REGIONAL MALLS (10.1%)
     General Growth Properties,
       Inc. ...........................      676,400         26,014,344
     Simon Property Group, Inc. .......      902,556         27,049,603
                                                         --------------
                                                             53,063,947
                                                         --------------
   SHOPPING CENTERS (2.9%)
     Kimco Realty Corp. ...............      254,400         12,045,840
     Pan Pacific Retail Properties,
       Inc. ...........................      124,300          3,231,800
                                                         --------------
                                                             15,277,640
                                                         --------------
   STORAGE (3.1%)
     Public Storage, Inc. .............      503,932         14,941,584
     Storage USA, Inc. ................       41,100          1,479,600
                                                         --------------
                                                             16,421,184
                                                         --------------
   WAREHOUSE/INDUSTRIAL (4.1%)
     CenterPoint Properties Trust......      107,600          5,401,520
     First Industrial Realty Trust,
       Inc. ...........................      175,700          5,641,727
     ProLogis Trust....................      470,245         10,683,966
                                                         --------------
                                                             21,727,213
                                                         --------------
Total Common Stocks
 (Cost $420,880,631)...................                     493,216,659
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA REAL ESTATE EQUITY FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)
                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS (5.8%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001, due
     07/02/2001 in the amount of
     $22,020,754. Collateralized by
     U.S. Treasury Notes 7.25% due
     08/15/2004 U.S. Treasury Bonds
     5.375% to 15.75% due 08/15/2001 to
     02/15/2031 U.S. Treasury Strips
     due 08/15/2001 to 08/15/2028......  $22,018,375     $   22,018,375
   Merrill Lynch
     3.95% dated 06/29/2001, due
     07/02/2001 in the amount of
     $8,000,867. Collateralized by U.S.
     Treasury Strips 8.125% to 8.75%
     due 08/15/2012 to 05/15/2025......    8,000,000          8,000,000
                                                         --------------
Total Repurchase Agreements
 (Cost $30,018,375)....................                      30,018,375
                                                         --------------
TOTAL INVESTMENTS (99.9%)
 (Cost $450,899,006)...................                     523,235,034
OTHER ASSETS LESS LIABILITIES (0.1%)...                         773,561
                                                         --------------
NET ASSETS (100.0%)....................                  $  524,008,595
                                                         ==============
* Non-income producing

COLUMBIA TECHNOLOGY FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (95.1%)
 AEROSPACE & DEFENSE (0.1%)
   Embraer - Empresa Brasileira de
     Aeronautica SA ADR................          520     $       20,306
                                                         --------------
 APPLICATIONS SOFTWARE (8.4%)
   *Actuate Corp. .....................       19,911            190,150
   *HNC Software, Inc. ................        8,172            159,354
   *Mercury Interactive Corp. .........        1,780            106,622
   *Microsoft Corp. ...................        2,140            155,364
   *Peregrine Systems, Inc. ...........        8,760            254,040
   *Rational Software Corp. ...........        4,415            123,841
   *Siebel Systems, Inc. ..............        5,800            272,020
                                                         --------------
                                                              1,261,391
                                                         --------------
 AUDIO & VIDEO PRODUCTS (1.4%)
   *Polycom, Inc. .....................        9,010            208,041
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 BUSINESS-TO-BUSINESS/E-COMMERCE (1.8%)
   *i2 Technologies, Inc. .............       13,800     $      273,240
                                                         --------------
 CABLE TELEVISION (0.6%)
   *Charter Communications, Inc. (Class
     A)................................        3,950             92,233
                                                         --------------
 COMMERCIAL SERVICES - FINANCIAL (0.9%)
   *Concord EFS, Inc. .................        2,700            140,427
                                                         --------------
 COMMERCIAL SERVICES (1.1%)
   *Alliance Data Systems Corp. .......       11,450            171,750
                                                         --------------
 COMPUTER SERVICES (1.9%)
   *DST Systems, Inc. .................        5,360            282,472
                                                         --------------
 COMPUTERS (3.3%)
   *Apple Computer, Inc. ..............        9,250            215,063
   International Business Machines
     Corp. ............................        2,468            278,884
                                                         --------------
                                                                493,947
                                                         --------------
 COMPUTERS - MEMORY DEVICES (1.1%)
   *VERITAS Software Corp. ............        2,550            169,651
                                                         --------------
 COMPUTERS - PERIPHERAL EQUIPMENT (2.3%)
   *Electronics for Imaging, Inc. .....       11,490            338,955
                                                         --------------
 DECISION SUPPORT SOFTWARE (0.8%)
   *Wind River Systems, Inc. ..........        6,900            120,474
                                                         --------------
 E-COMMERCE - SERVICES (1.1%)
   *eBay, Inc. ........................        2,300            157,527
                                                         --------------
 EDUCATIONAL SOFTWARE (1.3%)
   *SmartForce plc ADR.................        5,525            194,646
                                                         --------------
 ELECTRONIC COMPONENTS - MISC. (1.0%)
   *Celestica, Inc. ...................        2,850            146,775
                                                         --------------
 ELECTRONIC COMPONENTS - SEMICONDUCTORS (12.0%)
   *Agere Systems, Inc. (Class A)......       12,150             91,125
   *Altera Corp. ......................        5,300            153,700
   *Chartered Semiconductor
     Manufacturing Ltd. ADR............        6,930            174,982
   Intel Corp. ........................        8,850            258,862
   *IXYS Corp. ........................        5,350             83,460
   *Lattice Semiconductor Corp. .......        9,840            240,096
   *Micron Technology, Inc. ...........        4,400            180,840
   *National Semiconductor Corp. ......       11,700            340,704
   *NVIDIA Corp. ......................        1,300            120,575
   *Semtech Corp. .....................        5,370            161,100
                                                         --------------
                                                              1,805,444
                                                         --------------
 ELECTRONIC CONNECTORS (1.6%)
   *Amphenol Corp. (Class A)...........        6,030            241,502
                                                         --------------
 ELECTRONIC FORMS (1.2%)
   Adobe Systems, Inc. ................        3,750            176,250
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
ENTERPRISE SOFTWARE - SERVICES (6.0%)
   *Advent Software, Inc. .............        3,136     $      199,136
   *AremisSoft Corp. ..................        8,920            144,504
   Computer Associates International,
     Inc. .............................        9,410            338,760
   *Oracle Corp. ......................        4,400             83,600
   *PeopleSoft, Inc. ..................        2,800            137,844
                                                         --------------
                                                                903,844
                                                         --------------
 ENTERTAINMENT SOFTWARE (1.9%)
   *Electronic Arts, Inc. .............        5,040            291,816
                                                         --------------
 E-SERVICES - CONSULTING (1.4%)
   *Digital Insight Corp. .............        9,210            203,541
                                                         --------------
 INSTRUMENTS - SCIENTIFIC (0.3%)
   *FEI Co. ...........................        1,050             43,050
                                                         --------------
 INTERNET INFRASTRUCTURE EQUIPMENT (1.4%)
   *Avocent Corp. .....................        8,963            203,908
                                                         --------------
 INTERNET INFRASTRUCTURE SOFTWARE (3.6%)
   *Retek, Inc. .......................        5,780            277,093
   *TIBCO Software, Inc. ..............       20,210            258,082
                                                         --------------
                                                                535,175
                                                         --------------
 INTERNET SECURITY (0.2%)
   *Check Point Software Technologies
     Ltd. .............................          670             33,882
                                                         --------------
 MEDICAL INFORMATION SYSTEMS (1.2%)
   *Eclipsys Corp. ....................        6,605            185,601
                                                         --------------
 MEDICAL - BIOMEDICAL & GENETIC (3.3%)
   *Bio-Technology General Corp. ......        7,300             95,630
   *Cell Genesys, Inc. ................        4,150             85,075
   *Enzon, Inc. .......................        3,480            217,500
   *Millennium Pharmaceuticals,
     Inc. .............................        2,570             91,441
                                                         --------------
                                                                489,646
                                                         --------------
MEDICAL - DRUGS (0.8%)
   *Salix Pharmaceuticals Ltd. ........        4,630            114,129
                                                         --------------
 MOTION PICTURES & SERVICES (1.7%)
   *Macrovision Corp. .................        3,784            259,204
                                                         --------------
 MULTIMEDIA (1.4%)
   *AOL Time Warner, Inc. .............        3,950            209,350
                                                         --------------
 NETWORKING PRODUCTS (2.4%)
   *Cisco Systems, Inc. ...............        8,150            148,330
   *ONI Systems Corp. .................        7,400            206,460
                                                         --------------
                                                                354,790
                                                         --------------
 POWER CONVERTER - SUPPLY EQUIPMENT (0.6%)
   C&D Technologies, Inc. .............        3,148             97,588
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS (7.9%)
   *Cirrus Logic, Inc. ................       11,350     $      261,391
   *Integrated Circuit Systems,
     Inc. .............................        4,590             88,128
   *Integrated Device Technology,
     Inc. .............................        4,470            141,654
   *Micrel, Inc. ......................       10,460            345,180
   *Taiwan Semiconductor Manufacturing
     Company Ltd. ADR..................       14,840            225,420
   *Triquint Semiconductor, Inc. ......        5,150            115,875
                                                         --------------
                                                              1,177,648
                                                         --------------
 SEMICONDUCTOR EQUIPMENT (9.6%)
   *Applied Materials, Inc. ...........        3,300            162,030
   *ASE Test Ltd. .....................       10,570            135,190
   *ASM International NV...............        3,230             64,115
   *ASML Holding NV....................        5,805            129,161
   *Axcelis Technologies, Inc. ........        8,180            121,064
   *KLA-Tencor Corp. ..................        1,365             79,812
   *Lam Research Corp. ................        5,715            169,450
   *LTX Corp. .........................          280              7,157
   *Mattson Technology, Inc. ..........        8,760            153,125
   *Novellus Systems, Inc. ............        3,400            193,086
   *Varian Semiconductor Equipment
     Associates, Inc. .................        5,355            224,910
                                                         --------------
                                                              1,439,100
                                                         --------------
 TELECOMMUNICATIONS SERVICES (0.8%)
   *Amdocs Ltd. .......................        2,300            123,855
                                                         --------------
 TELECOMMUNICATION EQUIPMENT (2.3%)
   *Comverse Technology, Inc. .........        2,590            149,236
   Ericsson, LM Telephone Co. ADR
     (Class B).........................       23,900            129,538
   Nortel Networks Corp. ..............        6,950             63,175
                                                         --------------
                                                                341,949
                                                         --------------
 THERAPEUTICS (4.0%)
   *COR Therapeutics, Inc. ............        7,800            237,900
   *Genta, Inc. .......................       10,780            144,344
   *Medarex, Inc. .....................        4,160             97,760
   *Neurocrine Biosciences, Inc. ......        3,060            122,369
                                                         --------------
                                                                602,373
                                                         --------------
 WEB PORTALS - INTERNET SERVICE PROVIDER (1.4%)
   *EarthLink, Inc. ...................       15,230            214,743
                                                         --------------
 WIRELESS EQUIPMENT (1.0%)
   Motorola, Inc. .....................        8,968            148,510
                                                         --------------
Total Common Stocks
 (Cost $12,977,043)....................                      14,268,733
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA TECHNOLOGY FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)
                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001, due
     07/02/2001 in the amount of
     $638,975. Collateralized by U.S.
     Treasury Notes 7.25% due
     08/15/2004 U.S. Treasury Bonds
     5.375% to 15.75% due 08/15/2001 to
     02/15/2031 U.S. Treasury Strips
     due 08/15/2001 to 08/15/2028
     (Cost $638,906)...................   $  638,906     $      638,906
                                                         --------------
TOTAL INVESTMENTS (99.4%)
 (Cost $13,615,949)....................                      14,907,639
OTHER ASSETS LESS LIABILITIES (0.6%)...                          94,640
                                                         --------------
NET ASSETS (100.0%)....................                  $   15,002,279
                                                         ==============
* Non-income producing

COLUMBIA STRATEGIC VALUE FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (81.7%)
AEROSPACE & DEFENSE (0.5%)
   *Raytheon Co. ......................       15,000     $      398,250
                                                         --------------
 AGRICULTURAL OPERATIONS (0.5%)
   Monsanto Co. .......................       10,000            370,000
                                                         --------------
 APPLIANCES (1.7%)
   AB Electrolux ADR (Class B).........       10,000            277,100
   Whirlpool Corp. ....................       17,500          1,093,750
                                                         --------------
                                                              1,370,850
                                                         --------------
 APPLICATIONS SOFTWARE (1.3%)
   *Compuware Corp. ...................       40,000            559,600
   *Edwards, J.D. & Co. ...............       30,000            424,200
                                                         --------------
                                                                983,800
                                                         --------------
 AUTO - CARS & LIGHT TRUCKS (0.5%)
   *General Motors Corp. (Class H).....       20,000            405,000
                                                         --------------
 AUTO - TRUCK PARTS & EQUIPMENT (0.4%)
   Autoliv, Inc. ......................       20,000            345,600
                                                         --------------
 BATTERIES - BATTERY SYSTEMS (0.1%)
   *Energizer Holdings, Inc. ..........        3,000             68,850
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 BREWERY (0.5%)
   Fomento Economico Mexicano SA de CV
     ADR...............................       10,000     $      428,100
                                                         --------------
 BUILDING & CONSTRUCTION PRODUCTS (1.0%)
   Masco Corp. ........................       30,000            748,800
                                                         --------------
 BUILDING PRODUCTS - CEMENT/AGGREGATE (0.9%)
   Martin Marietta Materials, Inc. ....       15,000            742,350
                                                         --------------
 BUILDING - HEAVY CONSTRUCTION (0.4%)
   Chicago Bridge & Iron Co. NV........       10,000            338,500
                                                         --------------
 BUILDING - MOBILE & MANUFACTURED HOMES (2.8%)
   *Champion Enterprises, Inc. ........       75,000            853,500
   Clayton Homes, Inc. ................       40,000            628,800
   Fleetwood Enterprises, Inc. ........       50,000            704,000
                                                         --------------
                                                              2,186,300
                                                         --------------
 CHEMICALS - SPECIALTY (1.4%)
   Eastman Chemical Co. ...............       12,500            595,375
   Fuller, H.B. Co. ...................       10,000            499,000
                                                         --------------
                                                              1,094,375
                                                         --------------
 CIRCUIT BOARDS (0.5%)
   *DDi Corp. .........................       20,000            400,000
                                                         --------------
 COMMERCIAL BANKS (1.0%)
   Glacier Bancorp, Inc. ..............       30,000            570,000
   West Coast Bancorp..................       19,900            252,133
                                                         --------------
                                                                822,133
                                                         --------------
 COMPUTERS (1.6%)
   *Apple Computer, Inc. ..............       30,000            697,500
   Hewlett-Packard Co. ................       20,000            572,000
                                                         --------------
                                                              1,269,500
                                                         --------------
 COMPUTERS - INTEGRATED SYSTEMS (0.2%)
   *Cray, Inc. ........................       75,000            178,500
                                                         --------------
 COMPUTERS - MEMORY DEVICES (0.7%)
   *SanDisk Corp. .....................       20,000            557,800
                                                         --------------
 CONSUMER PRODUCTS (1.2%)
   Tupperware Corp. ...................       40,000            937,200
                                                         --------------
 CONTAINERS - PAPER/PLASTIC (0.4%)
   Intertape Polymer Group, Inc. ......       25,700            349,263
                                                         --------------
 DIALYSIS CENTERS (0.8%)
   *DaVita, Inc. ......................       30,000            609,900
                                                         --------------
 DIVERSIFIED FINANCIAL SERVICES (0.7%)
   Citigroup, Inc. ....................       10,000            528,400
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS (2.7%)
   Cooper Industries, Inc. ............       15,000     $      593,850
   Honeywell International, Inc. ......       20,000            699,800
   Minnesota Mining & Manufacturing
     Co. ..............................        7,500            855,750
                                                         --------------
                                                              2,149,400
                                                         --------------
 DIVERSIFIED MINERALS (0.4%)
   Cia Vale Do Rio Doce ADR............       15,000            348,000
                                                         --------------
 DIVERSIFIED OPERATIONS (0.6%)
   Walter Industries, Inc. ............       40,000            476,000
                                                         --------------
 DIVERSIFIED OPERATIONS - COMMERCIAL SERVICES (1.0%)
   *Cendant Corp. .....................       40,000            780,000
                                                         --------------
 ELECTRIC - INTEGRATED (1.9%)
   Alliant Energy Corp. ...............       10,000            291,500
   Cia Paranaense de Energia-Copel
     ADR...............................       50,000            375,500
   IDACORP, Inc. ......................       10,000            348,800
   NiSource, Inc. .....................       10,000            273,300
   Scana Corp. ........................        7,500            213,000
                                                         --------------
                                                              1,502,100
                                                         --------------
 ELECTRONIC COMPONENTS - MISC. (1.3%)
   *APW Ltd. ..........................       40,000            406,000
   Methode Electronics, Inc. (Class
     A)................................       75,000            645,000
                                                         --------------
                                                              1,051,000
                                                         --------------
 ELECTRONIC COMPONENTS - SEMICONDUCTORS (2.3%)
   *Agere Systems, Inc. (Class A)......       50,000            375,000
   *Micron Technology, Inc. ...........       10,000            411,000
   *National Semiconductor Corp. ......       20,000            582,400
   Texas Instruments, Inc. ............       15,000            472,500
                                                         --------------
                                                              1,840,900
                                                         --------------
 ELECTRONIC PARTS DISTRIBUTOR (0.9%)
   Avnet, Inc. ........................       30,000            672,600
                                                         --------------
 ENGINEERING R & D SERVICES (1.1%)
   *McDermott International, Inc. .....       50,000            582,500
   *ABB Ltd. ADR.......................       20,000            303,000
                                                         --------------
                                                                885,500
                                                         --------------
 ENTERPRISE SOFTWARE - SERVICES (0.4%)
   *BMC Software, Inc. ................       15,000            338,100
                                                         --------------
 FILTRATIONS - SEPARATE PRODUCTS (0.8%)
   *Osmonics, Inc. ....................       47,500            655,500
                                                         --------------
 FINANCE - INVESTMENT FUND (0.9%)
   Japan OTC Equity Fund, Inc. ........      100,000            689,000
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 FOOD - MISC. DIVERSIFIED (1.3%)
   Dean Foods Co. .....................       10,000     $      402,000
   Unilever NV.........................       10,000            595,700
                                                         --------------
                                                                997,700
                                                         --------------
 FUNERAL SERVICE & RELATED ITEMS (0.8%)
   *Service Corporation Int'l. ........      100,000            636,000
                                                         --------------
 HEALTH CARE COST CONTAINMENT/MANAGEMENT (0.7%)
   McKesson HBOC, Inc. ................       15,000            556,800
                                                         --------------
 INDUSTRIAL AUTOMATED ROBOT (0.3%)
   *UNOVA, Inc. .......................       30,000            206,400
                                                         --------------
 INSTRUMENTS - CONTROLS (0.5%)
   Parker-Hannifin Corp. ..............       10,000            424,400
                                                         --------------
 INSTRUMENTS - SCIENTIFIC (1.0%)
   *FEI Co. ...........................       20,000            820,000
                                                         --------------
 INSURANCE BROKERS (0.4%)
   AON Corp. ..........................       10,000            350,000
                                                         --------------
 LIFE & HEALTH INSURANCE (2.6%)
   John Hancock Financial Services,
     Inc. .............................       15,000            603,900
   Nationwide Financial Services, Inc.
     (Class A).........................       15,000            654,750
   *Phoenix Companies, Inc., The.......       40,000            744,000
                                                         --------------
                                                              2,002,650
                                                         --------------
 MACHINERY - CONSTRUCTION & MINING (0.4%)
   +*Harnischfeger Industries, Inc. ...       20,000            328,000
                                                         --------------
MACHINERY - GENERAL INDUSTRIAL (0.5%)
   *Denison Int'l. plc ADR.............       25,000            412,750
                                                         --------------
 MACHINERY - MATERIAL HANDLING (0.5%)
   Nacco Industries, Inc. (Class A)....        5,000            389,950
                                                         --------------
 MEDICAL INSTRUMENTS (0.9%)
   *Boston Scientific Corp. ...........       40,000            680,000
                                                         --------------
 MEDICAL PRODUCTS (1.7%)
   Becton Dickinson & Co. .............       22,500            805,275
   Cooper Companies, Inc., The.........       10,000            514,000
                                                         --------------
                                                              1,319,275
                                                         --------------
 MEDICAL - DRUGS (1.0%)
   Schering-Plough Corp. ..............       20,000            724,800
                                                         --------------
 METAL - ALUMINUM (0.8%)
   Alcan, Inc. ........................       15,000            630,300
                                                         --------------
 MONEY CENTER BANKS (0.4%)
   First Union Corp. ..................       10,000            349,400
                                                         --------------
 MOTION PICTURES & SERVICES (0.4%)
   *Metro-Goldwyn-Mayer, Inc. .........       15,000            339,750
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA STRATEGIC VALUE FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
MULTI-LINE INSURANCE (3.1%)
   Hartford Financial Services Group,
     Inc. .............................       15,000     $    1,026,000
   SAFECO Corp. .......................       30,000            885,000
   St. Paul Companies, Inc., The.......       10,000            506,900
                                                         --------------
                                                              2,417,900
                                                         --------------
 MULTIMEDIA (0.7%)
   Disney, Walt Co., The...............       20,000            577,800
                                                         --------------
 NON-FERROUS METALS (0.2%)
   *Titanium Metals Corp. .............       15,000            150,000
                                                         --------------
 NON-HAZARDOUS WASTE DISPOSAL (1.6%)
   Waste Management, Inc. .............       40,000          1,232,800
                                                         --------------
 OIL COMPANIES - EXPLORATION & PRODUCTION (0.3%)
   *Brown, Tom, Inc. ..................       10,000            240,000
                                                         --------------
 OIL COMPANIES - INTEGRATED (0.4%)
   Unocal Corp. .......................       10,000            341,500
                                                         --------------
 OIL - FIELD SERVICES (1.2%)
   *Petroleum Geo-Services ADR.........       50,000            505,500
   *Willbros Group, Inc. ..............       30,000            390,000
                                                         --------------
                                                                895,500
                                                         --------------
PAPER & RELATED PRODUCTS (2.0%)
   *Buckeye Technologies, Inc. ........       30,000            432,000
   Kimberly-Clark de Mexico SA de CV
     ADR...............................       30,000            438,000
   Sappi Ltd. ADR......................       50,000            447,500
   Westvaco Corp. .....................       10,000            242,900
                                                         --------------
                                                              1,560,400
                                                         --------------
 POWER CONVERSION - SUPPLY EQUIPMENT (0.7%)
   Hubbell, Inc. (Class A).............       20,000            561,000
                                                         --------------
 PROPERTY & CASUALTY INSURANCE (1.5%)
   Progressive Corp., The..............        2,000            270,380
   Wesco Financial Corp. ..............        2,500            869,750
                                                         --------------
                                                              1,140,130
                                                         --------------
 PUBLISHING - NEWSPAPERS (1.2%)
   McClatchy Co. ......................       12,500            488,750
   New York Times Co. (Class A)........       10,000            420,000
                                                         --------------
                                                                908,750
                                                         --------------
 RACETRACKS (0.6%)
   *Speedway Motorsports, Inc. ........       20,000            504,200
                                                         --------------
 REITS - APARTMENTS (0.7%)
   Post Properties, Inc. ..............       15,000            567,750
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 REITS - OFFICE PROPERTY (0.8%)
   Equity Office Properties Trust......       20,000     $      632,600
                                                         --------------
 RETAIL - APPAREL & SHOES (1.3%)
   Brown Shoe Company, Inc. ...........       40,000            722,000
   *Payless ShoeSource, Inc. ..........        4,000            258,800
                                                         --------------
                                                                980,800
                                                         --------------
 RETAIL - AUTO PARTS (0.2%)
   CSK Auto Corp. .....................       20,000            166,000
                                                         --------------
 RETAIL - BOOKSTORE (0.9%)
   *Borders Group, Inc. ...............       30,000            672,000
                                                         --------------
 RETAIL - CONSUMER ELECTRONICS (1.0%)
   Circuit City Stores - Circuit City
     Group.............................       45,000            810,000
                                                         --------------
 RETAIL - DISCOUNT (0.7%)
   *Dollar Tree Stores, Inc. ..........       20,000            556,800
                                                         --------------
 RETAIL - HOME FURNISHINGS (0.3%)
   *Restoration Hardware, Inc. ........       50,000            271,500
                                                         --------------
 RETAIL - JEWELRY (0.4%)
   *Zale Corp. ........................       10,000            337,000
                                                         --------------
 RETAIL - MAJOR DEPARTMENT STORE (0.7%)
   Penney, J.C. Company, Inc. .........       20,000            527,200
                                                         --------------
 RETAIL - REGIONAL DEPARTMENT STORE (1.1%)
   *Federated Department Stores,
     Inc. .............................       20,000            850,000
                                                         --------------
 SEMICONDUCTOR EQUIPMENT (0.7%)
   *Mattson Technology, Inc. ..........       30,000            524,400
                                                         --------------
 STEEL - SPECIALTY (0.8%)
   *Oregon Steel Mills, Inc. ..........       75,000            637,500
                                                         --------------
 SUPER REGIONAL BANKS (2.0%)
   KeyCorp.............................       20,000            521,000
   National City Corp. ................       15,000            461,700
   U.S. Bancorp........................       25,000            569,750
                                                         --------------
                                                              1,552,450
                                                         --------------
TELECOMMUNICATION EQUIPMENT (0.5%)
   Ericsson, LM Telephone Co. ADR
     (Class B).........................       70,000            379,400
                                                         --------------
 TELECOMMUNICATION EQUIPMENT/FIBER OPTICS (0.2%)
   *Williams Communications Group,
     Inc. .............................       50,000            147,500
                                                         --------------
 TELEPHONE - INTEGRATED (2.9%)
   AT&T Corp. .........................       20,000            440,000
   SBC Communications, Inc. ...........       10,000            400,600
   Sprint Corp. (Fon Group)............       40,000            854,400
   Verizon Communications, Inc. .......       10,000            535,000
                                                         --------------
                                                              2,230,000
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                            SHARES
                                         OR PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
TELEVISION (0.7%)
   Liberty Corp., The..................        4,000     $      160,000
   *Sinclair Broadcast Group, Inc.
     (Class A).........................       40,000            412,000
                                                         --------------
                                                                572,000
                                                         --------------
 TOYS (1.3%)
   Hasbro, Inc. .......................       30,000            433,500
   Mattel, Inc. .......................       30,000            567,600
                                                         --------------
                                                              1,001,100
                                                         --------------
 TRANSPORT - MARINE (1.2%)
   Alexander & Baldwin, Inc. ..........       25,000            643,750
   *Transportacion Maritima Mexicana SA
     de CV ADR (Class A)...............       30,000            333,000
                                                         --------------
                                                                976,750
                                                         --------------
 TRANSPORT - RAIL (0.5%)
   Norfolk Southern Corp. .............       20,000            414,000
                                                         --------------
 TRANSPORT - TRUCK (0.5%)
   *Yellow Corp. ......................       20,000            379,600
                                                         --------------
 WATER (0.7%)
   California Water Service Group......       20,000            513,000
                                                         --------------
 WIRELESS EQUIPMENT (0.5%)
   *Loral Space & Communications
     Ltd. .............................       20,000             56,000
   Motorola, Inc. .....................       20,000            331,200
                                                         --------------
                                                                387,200
                                                         --------------
Total Common Stocks (Cost
 $57,123,605)..........................                      64,306,276
                                                         --------------
REPURCHASE AGREEMENTS (17.1%)
   ++J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001,
     due 07/02/2001 in the
     amount of $6,472,318.
     Collateralized by U.S. Treasury Notes
     7.25% due 08/15/2004
     U.S. Treasury Bonds
     5.375% to 15.75% due
     08/15/2001 to 02/15/2031
     U.S. Treasury Strips
     due 08/15/2001 to 08/15/2028......   $6,471,619          6,471,619
   Merrill Lynch
     3.95% dated 06/29/2001,
     due 07/02/2001 in the amount of
     $7,000,758. Collateralized by
     U.S. Treasury Strips
     8.125% to 8.75%
     due 08/15/2012 to 05/15/2025......    7,000,000          7,000,000
                                                         --------------

                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
Total Repurchase Agreements
 (Cost $13,471,619)....................                  $   13,471,619
                                                         --------------
TOTAL INVESTMENTS (98.8%)
 (Cost $70,595,224)....................                      77,777,895
OTHER ASSETS LESS LIABILITIES (1.2%)...                         919,664
                                                         --------------
NET ASSETS (100.0%)....................                  $   78,697,559
                                                         ==============

* Non-income producing
+ Security purchased on when-issued basis.
++ A portion of this security was segregated at the custodian to cover a when-issued security.

COLUMBIA BALANCED FUND
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
COMMON STOCKS (57.2%)
 APPLICATIONS SOFTWARE (2.1%)
   *Microsoft Corp.....................      309,000     $   22,433,400
                                                         --------------
 AUTO - CARS & LIGHT TRUCKS (0.8%)
   DaimlerChrysler AG..................      178,050          8,208,105
                                                         --------------
 BROADCAST SERVICES & PROGRAMMING (1.1%)
   *AT&T Corp. - Liberty Media Group
     (Class A).........................      397,028          6,944,020
   *Clear Channel Communications,
     Inc. .............................       74,800          4,689,960
                                                         --------------
                                                             11,633,980
                                                         --------------
 BUILDING & CONSTRUCTION PRODUCTS
   (0.6%)
   Masco Corp. ........................      197,400          4,927,104
   Vulcan Materials Co. ...............       34,250          1,840,937
                                                         --------------
                                                              6,768,041
                                                         --------------
 CABLE TELEVISION (1.0%)
   *Adelphia Communications Corp.
     (Class A).........................       97,000          3,977,000
   *Charter Communications, Inc. (Class
     A)................................      267,525          6,246,709
                                                         --------------
                                                             10,223,709
                                                         --------------
 COMPUTERS (1.9%)
   Compaq Computer Corp. ..............      377,700          5,850,573
   International Business Machines
     Corp. ............................      104,150         11,768,950
   *Sun Microsystems, Inc. ............      186,800          2,936,496
                                                         --------------
                                                             20,556,019
                                                         --------------
 COMPUTERS - MEMORY DEVICES (0.7%)
   *EMC Corp. .........................      152,800          4,438,840
   *VERITAS Software Corp. ............       40,500          2,694,465
                                                         --------------
                                                              7,133,305
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)                   SHARES           VALUE
-----------------------------------------------------------------------
 COSMETICS & TOILETRIES (1.1%)
   Kimberly-Clark Corp. ...............      208,700     $   11,666,330
                                                         --------------
 DIVERSIFIED FINANCIAL SERVICES (2.5%)
   Citigroup, Inc. ....................      510,393         26,969,166
                                                         --------------
 DIVERSIFIED MANUFACTURING OPERATIONS (5.4%)
   Danaher Corp. ......................       31,700          1,775,200
   General Electric Co. ...............      488,500         23,814,375
   Honeywell International, Inc. ......       49,550          1,733,755
   Minnesota Mining & Manufacturing
     Co. ..............................       97,400         11,113,340
   Textron, Inc. ......................       79,100          4,353,664
   Tyco International, Ltd. ...........      263,002         14,333,609
                                                         --------------
                                                             57,123,943
                                                         --------------
 ELECTRIC - INTEGRATED (0.4%)
   Exelon Corp. .......................       62,900          4,033,148
                                                         --------------
 ELECTRONIC COMPONENTS - MISC. (0.8%)
   *Celestica, Inc. ...................      156,950          8,082,925
                                                         --------------
 ELECTRONIC COMPONENTS - SEMICONDUCTORS (2.7%)
   *Agere Systems, Inc. (Class A)......      351,000          2,632,500
   Intel Corp. ........................      410,250         11,999,813
   *Micron Technology, Inc. ...........      158,500          6,514,350
   *National Semiconductor Corp. ......      132,400          3,855,488
   Texas Instruments, Inc. ............      114,400          3,603,600
                                                         --------------
                                                             28,605,751
                                                         --------------
 ENTERPRISE SOFTWARE - SERVICES (0.3%)
   *PeopleSoft, Inc. ..................       60,100          2,958,723
                                                         --------------
 FIDUCIARY BANKS (0.5%)
   Bank of New York Company, Inc.,
     The...............................      113,650          5,455,200
                                                         --------------
 FINANCE - CREDIT CARD (1.0%)
   American Express Co. ...............      269,600         10,460,480
                                                         --------------
 FINANCE - INVESTMENT BANKERS/BROKERS (0.6%)
   Merrill Lynch & Co., Inc. ..........       74,850          4,434,863
   Morgan Stanley Dean Witter & Co. ...       35,500          2,280,165
                                                         --------------
                                                              6,715,028
                                                         --------------
 FINANCE - MORTGAGE LOAN BANKER (1.0%)
   Freddie Mac.........................      154,450         10,811,500
                                                         --------------
 FOOD - MISC. DIVERSIFIED (0.6%)
   *Kraft Foods, Inc. (Class A) .......      212,500          6,587,500
                                                         --------------
 HOTELS & MOTELS (0.2%)
   Starwood Hotels & Resorts Worldwide,
     Inc. .............................       70,777          2,638,567
                                                         --------------
 INDEPENDENT POWER PRODUCER (0.3%)
   *Reliant Resources, Inc. ...........      136,600          3,374,020
                                                         --------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 INSURANCE BROKERS (0.2%)
   Marsh & McLennan Companies, Inc. ...       23,300     $    2,353,300
                                                         --------------
 LIFE & HEALTH INSURANCE (0.1%)
   John Hancock Financial Services,
     Inc. .............................       35,250          1,419,165
                                                         --------------
 MACHINERY - CONSTRUCTION & MINING (0.8%)
   Caterpillar, Inc. ..................      178,300          8,923,915
                                                         --------------
 MACHINERY - GENERAL INDUSTRIAL (0.3%)
   Ingersoll-Rand Co. .................       79,850          3,289,820
                                                         --------------
 MEDICAL INSTRUMENTS (0.4%)
   Beckman Coulter, Inc. ..............      115,200          4,700,160
                                                         --------------
 MEDICAL PRODUCTS (1.4%)
   Baxter International, Inc. .........      305,000         14,945,000
                                                         --------------
 MEDICAL - DRUGS (6.1%)
   Abbott Laboratories.................      184,250          8,845,842
   Pfizer, Inc. .......................      771,200         30,886,560
   Pharmacia Corp. ....................      326,250         14,991,188
   Schering-Plough Corp. ..............      289,000         10,473,360
                                                         --------------
                                                             65,196,950
                                                         --------------
 METAL - ALUMINUM (0.6%)
   Alcan, Inc. ........................      147,350          6,191,647
                                                         --------------
 MONEY CENTER BANKS (1.4%)
   Bank of America Corp. ..............      152,010          9,125,160
   J.P. Morgan Chase & Co. ............      126,190          5,628,074
                                                         --------------
                                                             14,753,234
                                                         --------------
 MULTI-LINE INSURANCE (1.3%)
   American International Group,
     Inc. .............................      166,912         14,354,432
                                                         --------------
 MULTIMEDIA (2.2%)
   *AOL Time Warner, Inc. .............      342,112         18,131,936
   *Viacom, Inc. (Class B).............      102,600          5,309,550
                                                         --------------
                                                             23,441,486
                                                         --------------
 NETWORKING PRODUCTS (0.9%)
   *Cisco Systems, Inc. ...............      497,000          9,045,400
                                                         --------------
 NON-HAZARDOUS WASTE DISPOSAL (1.4%)
   Waste Management, Inc. .............      474,730         14,631,179
                                                         --------------
 OIL COMPANIES - INTEGRATED (1.1%)
   Chevron Corp. ......................       69,450          6,285,225
   Exxon Mobil Corp. ..................       64,687          5,650,409
                                                         --------------
                                                             11,935,634
                                                         --------------
 OIL & GAS DRILLING (0.4%)
   *Global Marine, Inc. ...............       59,200          1,102,896
   *Noble Drilling Corp. ..............       34,500          1,129,875
   Transocean Sedco Forex, Inc. .......       41,700          1,720,125
                                                         --------------
                                                              3,952,896
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                            SHARES           VALUE
-----------------------------------------------------------------------
 OIL-FIELD SERVICES (0.1%)
   *Weatherford International, Inc. ...       29,100     $    1,396,800
                                                         --------------
 PIPELINES (1.0%)
   Dynegy, Inc. (Class A)..............       96,750          4,498,875
   El Paso Corp. ......................      115,497          6,068,212
                                                         --------------
                                                             10,567,087
                                                         --------------
 REINSURANCE (0.5%)
   *Berkshire Hathaway, Inc. (Class
     A)................................           70          4,858,000
                                                         --------------
 RETAIL-BUILDING PRODUCTS (0.5%)
   Home Depot, Inc. ...................      124,050          5,774,528
                                                         --------------
 RETAIL - DISCOUNT (1.0%)
   Wal-Mart Stores, Inc. ..............      216,450         10,562,760
                                                         --------------
 RETAIL - REGIONAL DEPARTMENT STORE (0.7%)
   *Federated Department Stores,
     Inc. .............................      154,870          6,581,975
   *Kohl's Corp. ......................       15,225            955,064
                                                         --------------
                                                              7,537,039
                                                         --------------
 RETAIL - TOY STORE (0.6%)
   *Toys "R" Us, Inc. .................      236,950          5,864,512
                                                         --------------
 SAVINGS & LOAN - THRIFTS (0.6%)
   Washington Mutual, Inc. ............      175,650          6,595,658
                                                         --------------
 SEMICONDUCTOR EQUIPMENT (1.2%)
   *Applied Materials, Inc. ...........       98,800          4,851,080
   *KLA-Tencor Corp. ..................       65,150          3,809,320
   *Novellus Systems, Inc. ............       63,150          3,586,288
                                                         --------------
                                                             12,246,688
                                                         --------------
 SUPER REGIONAL BANKS (0.7%)
   Bank One Corp. .....................      202,850          7,262,030
                                                         --------------
 TELECOMMUNICATIONS SERVICES (0.6%)
   *Amdocs Ltd. .......................       83,800          4,512,630
   *Global Crossing Ltd. ..............      186,850          1,614,384
                                                         --------------
                                                              6,127,014
                                                         --------------
 TELECOMMUNICATION EQUIPMENT (0.3%)
   *Comverse Technology, Inc. .........       47,350          2,728,307
                                                         --------------
 TELEPHONE - INTEGRATED (3.2%)
   AT&T Corp. .........................      399,450          8,787,900
   BellSouth Corp. ....................      114,750          4,620,983
   Qwest Communications International,
     Inc. .............................      151,866          4,839,969
   SBC Communications, Inc. ...........      146,500          5,868,790
   Sprint Corp. (Fon Group)............      180,100          3,846,936
   Verizon Communications, Inc. .......      120,700          6,457,450
                                                         --------------
                                                             34,422,028
                                                         --------------
 TOBACCO (0.9%)
   Philip Morris Companies, Inc. ......      193,400          9,815,050
                                                         --------------

                                            SHARES
                                         OR PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
 TRANSPORT - RAIL (1.1%)
   Burlington Northern Santa Fe
     Corp. ............................      155,050     $    4,677,858
   Union Pacific Corp. ................      122,050          6,701,766
                                                         --------------
                                                             11,379,624
                                                         --------------
 Total Common Stocks
   (Cost $530,893,945).................                     608,710,183
                                                         --------------
BONDS (38.3%)
U.S. GOVERNMENT SECURITIES (12.9%)
 U.S. TREASURY NOTES & BONDS (3.8%)
   U.S. Treasury Bonds
     8.875% 08/15/2017.................  $19,420,000         25,503,923
   U.S. Treasury Inflation Index Bonds
     3.375% 01/15/2007.................   15,294,680         15,490,643
                                                         --------------
                                                             40,994,566
                                                         --------------
 U.S. AGENCY BONDS (2.0%)
   Federal Home Loan Bank
     5.125% 01/13/2003.................    9,435,000          9,533,785
   Federal National Mortgage Association
     7.125% 01/15/2030.................   10,925,000         11,645,285
                                                         --------------
                                                             21,179,070
                                                         --------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (2.9%)
   7.00% 01/15/2028 - 02/15/2031.......   17,242,175         17,409,208
   7.50% 06/15/2028 - 01/15/2031.......    9,438,143          9,685,894
   8.00% 10/15/2026 - 12/15/2030.......    3,607,483          3,740,509
                                                         --------------
                                                             30,835,611
                                                         --------------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (0.8%)
   6.00% 05/01/2016....................      794,390            783,964
   6.50% 05/01/2031 - 07/01/2031.......    6,000,000          5,915,625
   7.00% 04/01/2031 - 05/01/2031.......    2,330,206          2,344,042
                                                         --------------
                                                              9,043,631
                                                         --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (1.6%)
   7.50% 09/01/2030 - 05/01/2031.......   17,129,033         17,487,672
                                                         --------------
 FEDERAL HOUSING ADMINISTRATION (FHA) (0.3%)
   FHA Insured Project Pool #53-43077
     9.125% 07/25/2033.................    1,572,642          1,612,663
   FHA Insured Project Pool #55
     7.43% 04/01/2022..................    1,455,771          1,448,255
                                                         --------------
                                                              3,060,918
                                                         --------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATION (1.5%)
   GNMA Gtd. Remic Pass Thru Secs Remic
     Tr. 2000-6 Cl. VC
     7.50% 04/20/2017..................    5,652,000          5,835,156
   FNMA Gtd. Remic Pass Thru Ctf.
     Remic Tr. 1994-43 Cl. E
     6.50% 02/25/2024..................    1,432,843          1,449,232

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)
                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
     Remic Tr. 1997-68 Cl. PJ
     7.00% 10/18/2027..................  $ 3,000,000     $    2,999,847
   FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 2235 Cl. VN
     7.00% 06/15/2014..................    3,980,000          4,086,883
     Gtd. Series 2065 Cl. PB
     6.25% 01/15/2024..................    1,083,000          1,088,146
                                                         --------------
                                                             15,459,264
                                                         --------------
 Total U.S. Government Securities
   (Cost $135,995,452).................                     138,060,732
                                                         --------------
CORPORATE BONDS (16.7%)
 INDUSTRIAL (10.1%)
   Adelphia Communications Corp.
     Series B
     7.50% 01/15/2004..................    2,000,000          1,900,000
   Alcan, Inc.
     7.25% 03/15/2031..................    1,860,000          1,833,439
   Alcoa, Inc., Series B
     6.50% 06/15/2018..................    1,100,000          1,038,785
   Allied Waste North America, Inc.
     Series B
     10.00% 08/01/2009.................    1,000,000          1,027,500
   American Home Products Corp.
     6.25% 03/15/2006..................    3,775,000          3,791,988
   Anheuser-Busch Cos., Inc.
     7.55% 10/01/2030..................      850,000            924,435
   AOL Time Warner, Inc.
     7.625% 04/15/2031.................    1,700,000          1,699,575
   Ball Corp.
     7.75% 08/01/2006..................      850,000            858,500
   BP Amoco plc
     5.90% 04/15/2009..................    2,075,000          2,040,700
   Buckeye Technologies, Inc.
     8.50% 12/15/2005..................      600,000            595,500
   Burlington Northern Sante Fe Corp.
     7.125% 12/15/2010.................    2,150,000          2,161,008
     6.75% 07/15/2011..................    1,000,000            981,760
   Canadian National Railway Co.
     6.45% 07/15/2006..................      675,000            670,268
   Canadian National Railway Co.
     Series 1997-A2
     7.195% 01/02/2016.................    1,188,720          1,100,576
   Charter Communications Holdings
     L.L.C./Charter Communications
     Holdings Capital Corp.
     8.25% 04/01/2007..................    2,000,000          1,870,000

                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   Coca-Cola Enterprises, Inc.
     6.75% 01/15/2038..................  $ 1,045,000     $      980,116
   Computer Sciences Corp.
     7.50% 08/08/2005..................    1,850,000          1,885,853
   Cox Enterprises, Inc. (144A)
     8.00% 02/15/2007..................      700,000            731,559
   CSC Holdings, Inc.
     7.875% 12/15/2007.................    3,500,000          3,452,785
   Diageo Capital plc
     6.625% 06/24/2004.................    4,000,000          4,119,760
   Dow Chemical Co.
     7.375% 11/01/2029.................    1,030,000          1,056,821
   Federal Express Corp. Pass Thru
     Trust Series 1997-1C
     7.65% 01/15/2014..................    1,942,210          1,956,466
   Gulf Canada Resources Ltd.
     9.625% 07/01/2005.................    2,500,000          2,571,875
   Harrah's Operating, Inc.
     7.875% 12/15/2005.................      500,000            507,500
   HCA - The Healthcare Co.
     6.91% 06/15/2005..................    1,450,000          1,413,750
   Heritage Media Corp.
     8.75% 02/15/2006..................    1,000,000          1,000,000
   Hewlett-Packard Co.
     7.15% 06/15/2005..................    4,000,000          4,137,684
   Honeywell International, Inc.
     7.50% 03/01/2010..................    2,120,000          2,252,163
   Ingersoll-Rand Co.
     6.25% 05/15/2006..................    2,900,000          2,906,873
   International Paper Co.
     8.00% 07/08/2003..................    1,700,000          1,779,050
   Kroger Co.
     7.80% 08/15/2007..................    4,000,000          4,219,920
   Lear Corp., Series B
     7.96% 05/15/2005..................    2,000,000          2,035,774
   Lowe's Cos., Inc.
     6.50% 03/15/2029..................    2,825,000          2,512,066
   Marriott International
     Series E (144A)
     7.00% 01/15/2008..................    2,000,000          1,984,840
   MCI Worldcom, Inc.
     7.55% 04/01/2004..................    1,400,000          1,439,536
     8.875% 01/15/2006.................    1,000,000          1,035,110
   Park Place Entertainment Corp.
     9.375% 02/15/2007.................    1,825,000          1,918,531
   Phillips Petroleum Co.
     8.50% 05/25/2005..................    3,090,000          3,349,097
   Pride International, Inc.
     9.375% 05/01/2007.................      500,000            526,250

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   SBC Communications, Inc.
     5.75% 05/02/2006..................  $ 3,550,000     $    3,499,093
   Shaw Communications, Inc.
     8.25% 04/11/2010..................    1,400,000          1,470,994
     7.25% 04/06/2011..................    1,400,000          1,385,468
   Station Casinos, Inc.
     9.75% 04/15/2007..................    2,000,000          2,060,000
   TCI Communications, Inc.
     8.00% 08/01/2005..................    1,900,000          2,021,600
   Teekay Shipping Corp. (144A)
     8.875% 07/15/2011.................    1,000,000          1,010,000
   Tenet Healthcare Corp.
     8.00% 01/15/2005..................    1,500,000          1,539,375
   Time Warner, Inc.
     7.975% 08/15/2004.................    4,303,000          4,571,172
   Toll Corp.
     7.75% 09/15/2007..................    1,000,000            961,250
   Tyco International Group S.A.
     6.25% 06/15/2003..................    4,500,000          4,561,830
   United Rentals, Inc. (144A)
     10.75% 04/15/2008.................    2,000,000          2,065,000
   United Technologies Corp.
     6.50% 06/01/2009..................    1,685,000          1,700,822
     7.125% 11/15/2010.................    1,660,000          1,737,887
   US West Communications, Inc.
     5.625% 11/15/2008.................    3,000,000          2,733,510
   Verizon Global Funding Corp. (144A)
     7.25% 12/01/2010..................    2,700,000          2,750,814
   Vodafone Group plc
     7.75% 02/15/2010..................    1,475,000          1,547,511
                                                         --------------
                                                            107,883,739
                                                         --------------
 FINANCIAL (2.5%)
   Bank of America Corp.
     7.80% 02/15/2010..................    2,950,000          3,133,844
   CIT Group, Inc.
     7.625% 08/16/2005.................    4,500,000          4,738,410
   Citigroup, Inc.
     7.25% 10/01/2010..................    2,000,000          2,076,100
   First Union National Bank
     7.80% 08/18/2010..................    2,900,000          3,084,440
   Ford Motor Credit Co.
     6.875% 02/01/2006.................    3,200,000          3,262,016
     7.375% 10/28/2009.................    1,885,000          1,905,207
   Merrill Lynch & Co, Inc.
     Medium Term Notes, Series B
     6.15% 01/26/2006..................    3,530,000          3,555,875

                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   Travelers Property Casualty Corp.
     6.75% 11/15/2006..................  $ 2,350,000     $    2,424,683
   Wells Fargo & Co.
     7.25% 08/24/2005..................    2,000,000          2,110,640
                                                         --------------
                                                             26,291,215
                                                         --------------
 UTILITIES (2.2%)
   Calpine Corp.
     7.625% 04/15/2006.................    1,000,000            967,330
   Coastal Corp.
     6.50% 05/15/2006..................    2,430,000          2,407,936
     7.625% 09/01/2008.................    2,820,000          2,865,994
   FPL Group Capital, Inc.
     6.875% 06/01/2004.................      375,000            385,286
   Kinder Morgan Energy Partners L.P.
     8.00% 03/15/2005..................    3,900,000          4,126,496
   Pinnacle West Capital Corp.
     6.40% 04/01/2006..................    4,100,000          4,042,846
   Progress Energy, Inc.
     7.75% 03/01/2031..................    2,000,000          2,061,720
   TXU Eastern Funding Co.
     6.45% 05/15/2005..................    4,200,000          4,141,049
   Texas Eastern Transmission
     7.30% 12/01/2010..................    2,000,000          2,053,720
                                                         --------------
                                                             23,052,377
                                                         --------------
 INTERNATIONAL (1.9%)
   British Columbia Province
     5.375% 10/29/2008.................    2,150,000          2,068,087
   Government of Canada
     5.25% 11/05/2008..................    4,300,000          4,096,352
   Kingdom of Spain
     7.00% 07/19/2005..................    4,050,000          4,279,963
   Korea Development Bank
     6.625% 11/21/2003.................      775,000            788,144
     7.125% 04/22/2004.................    2,375,000          2,446,143
   Quebec Province
     6.50% 01/17/2006..................    3,100,000          3,191,450
     7.125% 02/09/2024.................    2,000,000          2,041,940
   United Mexican States
     9.875% 02/01/2010.................    1,250,000          1,367,500
                                                         --------------
                                                             20,279,579
                                                         --------------
 Total Corporate Notes & Bonds
   (Cost $173,863,397).................                     177,506,910
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)
                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
OTHER SECURITIZED LOANS (8.5%)
 ASSET BACKED SECURITIES (4.3%)
   Cityscape Home Equity Loan Trust
     Series 1997-B Cl. A7
     7.41% 05/25/2028..................  $ 3,063,435     $    3,191,506
   Cityscape Home Loan Owner Trust
     Series 1997-4 Cl. A4
     7.44% 10/25/2018..................    5,000,000          5,099,418
   Contimortgage Home Equity Loan Trust
     Series 1999-1 Cl. A6
     6.85% 10/25/2029..................    2,235,000          2,188,928
   First Alliance Mortgage Trust
     Series 1996-1 Cl. A1
     7.34% 06/20/2027..................      534,939            542,071
   Green Tree Financial Corp.
     Series 1998-4 Cl. A7
     6.87% 02/01/2030..................      605,000            588,436
   IMC Home Equity Loan Trust
     Series 1997-3 Cl. A6
     7.52% 08/20/2028..................    2,310,000          2,387,320
     Series 1997-5 Cl. A9
     7.31% 11/20/2028..................    2,180,000          2,194,597
   Mellon Residential Funding
     Corporation
     Series 2001-HEIL Cl. A4
     6.615% 02/25/2021.................    5,730,000          5,751,488
   Merit Securities Corp.
     Series 13 Cl. A4
     7.88% 12/28/2033..................    3,760,000          3,898,662
   New Century Home Equity Loan Trust
     Series 1997-NC5 Cl. A5
     7.13% 10/25/2028..................   11,760,000         11,891,571
   Salomon Brothers Mortgage
     Securities VII, Inc.
     Series 1998-AQ1 Cl. A5
     7.15% 06/25/2028..................    3,150,000          3,215,782
   The Money Store Residential Trust
     Series 1997-II Cl. A4
     7.385% 03/15/2029.................    3,748,673          3,871,836
   UCFC Funding Corp.
     Series 1997-1 Cl. A3
     7.055% 09/15/2013.................    1,141,397          1,160,082
                                                         --------------
                                                             45,981,697
                                                         --------------

                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS (3.2%)
   **Bear Stearns Mortgage Securities,
     Inc.
     Series 1996-2 Cl. A1
     5.44% 01/25/2025..................  $ 3,071,636     $    2,851,226
   CMC Securities Corp. IV
     Series 1997-2 Cl. 1A12
     7.25% 11/25/2027..................    7,235,000          7,399,560
   First Nationwide Trust
     Series 2000-1 Cl. 2A3
     8.00% 10/25/2030..................    4,899,376          5,143,866
   Headlands Mortgage Securities, Inc.
     Series 1997-3 Cl. 1A6
     7.00% 07/25/2027..................    5,309,768          5,330,435
   PNC Mortgage Securities Corp.
     Series 1997-4 Cl. 2PP2
     7.50% 07/25/2027..................    2,750,000          2,816,799
     Series 1999-5 Cl. 2A6
     6.75% 07/25/2029..................    1,868,640          1,902,734
   Residential Asset Securitization
     Trust
     Series 1998-A8 Cl. A2
     6.75% 08/25/2028..................      970,031            979,251
   **Saco I, Inc. (144A)
     Series 1995-1 Cl. A
     5.65% 9/25/2024...................    2,051,214          1,953,999
   Structured Asset Securities Corp.
     Series 1999-ALS2 Cl. A2
     6.75% 07/25/2029..................    5,444,569          5,538,219
                                                         --------------
                                                             33,916,089
                                                         --------------
 COMMERCIAL MORTGAGE BACKED SECURITIES (1.0%)
   Commercial Capital Access One, Inc.
     (144A) Series 3A Cl. A2
     6.615% 11/15/2028.................    6,460,000          6,484,849
   Nationslink Funding Corp.
     Series 1999-Sl Cl. A5
     6.888% 11/10/2030.................    3,660,000          3,760,501
                                                         --------------
                                                             10,245,350
                                                         --------------
 Total Other Securitized Loans
   (Cost $88,422,370)..................                      90,143,136
                                                         --------------
TAXABLE MUNICIPAL BONDS (0.2%)
   Chicago Illinois Tax Increment
     Taxable Allocation Central Loop B
     6.375% 06/01/2003
     (Cost $2,285,267).................    2,250,000          2,307,082
                                                         --------------
 Total Bonds
   (Cost $400,566,486).................                     408,017,860
                                                         --------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENT (3.5%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001,
     due 07/02/2001 in the
     amount of $37,484,270.
     Collateralized by
     U.S. Treasury Notes
     7.25% due 08/15/2004
     U.S. Treasury Bonds
     5.375% to 15.75% due
     08/15/2001 to 02/15/2031
     U.S. Treasury Strips due
     08/15/2001 to 08/15/2028
     (Cost $37,480,220)................  $37,480,220     $   37,480,220
                                                         --------------
TOTAL INVESTMENTS (99.0%)
 (Cost $968,940,651)...................                   1,054,208,263
OTHER ASSETS LESS LIABILITIES (1.0%)                         10,977,990
                                                         --------------
NET ASSETS (100.0%)....................                  $1,065,186,253
                                                         ==============

 * Non-income producing
** Variable rate security - the rate reported is the rate in effect as of June
   30, 2001

COLUMBIA SHORT TERM BOND FUND
JUNE 30, 2001 (UNAUDITED)
                                             PRINCIPAL
                                               AMOUNT         VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (26.6%)
 U.S. TREASURY NOTES & BONDS (10.5%)
   ++U.S. Treasury Notes
     6.125% 12/31/2001.....................  $2,600,000    $ 2,630,875
   U.S. Treasury Inflation Index Bonds
     3.375% 01/15/2007.....................   1,562,960      1,582,985
                                                           -----------
                                                             4,213,860
                                                           -----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (1.6%)
   7.00% 04/15/2029........................     168,281        169,912
   8.00% 11/15/2030........................     459,576        476,523
                                                           -----------
                                                               646,435
                                                           -----------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (1.1%)
   +7.50% 07/01/2031.......................     420,000        428,400
                                                           -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (12.2%)
   +6.00% 07/15/2031.......................     350,000        336,000
   7.00% 03/01/2015 - 03/01/2016...........   4,099,699      4,174,006
   7.50% 04/01/2031........................     346,684        353,943
                                                           -----------
                                                             4,863,949
                                                           -----------

                                             PRINCIPAL
                                               AMOUNT         VALUE
----------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATION (1.2%)
   FNMA Gtd. Remic Pass Thru Ctf. Remic Tr.
     1991-146 Cl. Z
     8.00% 10/25/2006......................  $  133,919    $   138,898
   FHLMC Multiclass Mtg. Partn. Ctfs Gtd.
     Series 1138 Cl. G
     8.50% 09/15/2006......................     313,381        326,894
                                                           -----------
                                                               465,792
                                                           -----------
 Total U.S. Government Securities (Cost
   $10,580,438)............................                 10,618,436
                                                           -----------
CORPORATE NOTES (39.6%)
 INDUSTRIAL (18.7%)
   Alcoa, Inc.
     7.25% 08/01/2005......................     750,000        787,650
   American Home Products Corp.
     6.25% 03/15/2006......................     400,000        401,800
   BP America, Inc.
     Medium Term Notes, Series 7
     5.00% 12/16/2003......................     500,000        498,760
   Caterpillar Financial Services Corp.
     6.875% 08/01/2004.....................     450,000        462,199
   Computer Sciences Corp.
     7.50% 08/08/2005......................     200,000        203,876
   Conoco, Inc.
     5.90% 04/15/2004......................     500,000        503,735
   Dow Chemical Co.
     7.00% 08/15/2005......................     750,000        783,585
   Ingersoll-Rand Co.
     6.25% 05/15/2006......................     500,000        501,185
   International Paper Co.
     8.00% 07/08/2003......................     500,000        523,250
   MCI Communications Corp.
     6.125% 04/15/2002.....................     750,000        754,103
   Marriott International, Series E (144A)
     7.00% 01/15/2008......................     250,000        248,105
   Pepsi Bottling Holdings, Inc. (144A)
     5.375% 02/17/2004.....................     750,000        751,448
   Phillips Petroleum Co.
     8.50% 05/25/2005......................     500,000        541,925
   TCI Communications, Inc.
     7.25% 08/01/2005......................     500,000        514,180
                                                           -----------
                                                             7,475,801
                                                           -----------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SHORT TERM BOND FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)
                                             PRINCIPAL
                                               AMOUNT         VALUE
----------------------------------------------------------------------
 FINANCIAL (13.7%)
   Bank One Corp.
     6.50% 02/01/2006......................  $  500,000    $   506,950
   Citigroup, Inc.
     5.70% 02/06/2004......................     300,000        302,814
     6.75% 12/01/2005......................     750,000        776,318
   Equitable Cos., Inc.
     9.00% 12/15/2004......................     700,000        763,413
   First Union Corp.
     7.55% 08/18/2005......................     750,000        793,643
   Ford Motor Credit Co.
     6.875% 02/01/2006.....................     725,000        739,050
   International Lease Finance Corp.
     Medium Term Notes, Series M
     5.50% 06/07/2004......................     500,000        500,920
   Merrill Lynch & Co, Inc.
     Medium Term Notes, Series B
     6.15% 01/26/2006......................     600,000        604,398
   Simon Property Group L.P.
     6.625% 06/15/2003.....................     500,000        504,920
                                                           -----------
                                                             5,492,426
                                                           -----------
 UTILITIES (4.3%)
   Coastal Corp.
     6.50% 05/15/2006......................     350,000        346,822
   FPL Group Capital, Inc.
     7.625% 09/15/2006.....................     500,000        529,593
   Pinnacle West Capital Corp.
     6.40% 04/01/2006......................     350,000        345,121
   TXU Eastern Funding Co.
     6.45% 05/15/2005......................     500,000        492,982
                                                           -----------
                                                             1,714,518
                                                           -----------
 INTERNATIONAL (2.9%)
   Korea Development Bank
     7.125% 04/22/2004.....................     350,000        360,484
   Ontario Province
     7.625% 06/22/2004.....................     750,000        799,005
                                                           -----------
                                                             1,159,489
                                                           -----------
 Total Corporate Notes
   (Cost $15,523,535)......................                 15,842,234
                                                           -----------

                                             PRINCIPAL
                                               AMOUNT         VALUE
----------------------------------------------------------------------
OTHER SECURITIZED LOANS (27.9%)
 ASSET BACKED SECURITIES (11.6%)
   IMC Home Equity Loan Trust
     Series 1997-3 Cl. A7
     7.08% 08/20/2028......................  $  765,696    $   787,053
   Mellon Bank Home Equity Installment Loan
     Trust Series 1998-1 Cl. A3
     6.32% 06/25/2012......................   1,250,000      1,265,441
   *SLM Student Loan Trust
     Series 1996-3 Cl. A2
     4.13% 10/26/2009......................   1,200,000      1,192,029
   TMS Home Equity Loan Trust
     Series 1996-C Cl. A7
     7.91% 12/15/2027......................   1,000,000      1,042,064
   UCFC Home Equity Loan Trust Series
     1997-D Cl. A6
     7.095% 04/15/2029.....................     350,000        355,985
                                                           -----------
                                                             4,642,572
                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (14.6%)
   Countrywide Home Loans
     Series 2000-9 Cl. A6
     7.50% 01/25/2031......................     553,646        560,869
   Ocwen Residential MBS Corp. (144A)
     Series 1998-R1 Cl. A1
     7.00% 10/25/2040......................     948,755        966,306
   PNC Mortgage Securities Corp.
     Series 1999-5 Cl. 2A6
     6.75% 07/25/2029......................     881,032        897,106
   *PNC Mortgage Securities Corp. (144A)
     Series 1996-PR1 Cl. A
     6.56% 4/28/2027.......................     224,988        214,481
   Residential Asset Securitization Trust
     Series 1999-A1 Cl. A1
     6.75% 03/25/2029......................     668,417        675,296
   Series 1999-A4 Cl. A1
     6.50% 03/25/2029......................     859,318        863,340
   SACO I, Inc. (144A)
     Series 1997-2 Cl. 1A5
     7.00% 08/25/2036......................     750,000        748,831
   Structured Asset Securities Corp.
     Series 1999-ALS2 Cl. A2
     6.75% 07/25/2029......................     920,696        936,533
                                                           -----------
                                                             5,862,762
                                                           -----------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                             PRINCIPAL
                                               AMOUNT         VALUE
----------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES (1.7%)
   Morgan Stanley Capital I, Inc.
     Series 1999-CAM1 Cl. A3
     6.92% 11/15/2008......................  $  300,000    $   308,322
   Prudential Securities Secured
     Financing Corp. Series 1999-C2 Cl. A2
     7.193% 04/15/2009.....................     350,000        362,709
                                                           -----------
                                                               671,031
                                                           -----------
 Total Other Securitized Loans
   (Cost $10,925,614)......................                 11,176,365
                                                           -----------
REPURCHASE AGREEMENT (7.5%)
   ++J.P. Morgan Securities, Inc. 3.94%
     Dated 06/29/2001, due 07/02/2001 in
     the amount of
     $3,000,970. Collateralized
     by U.S. Treasury Notes
     7.25% due 08/15/2004
     U.S. Treasury Bonds
     5.375% to 15.75% due
     08/15/2001 to 02/15/2031
     U.S. Treasury Strips due
     08/15/2001 to 08/15/2028
     (Cost $3,000,646).....................   3,000,646      3,000,646
                                                           -----------
TOTAL INVESTMENTS (101.6%)
 (Cost $40,030,233)........................                 40,637,681
OTHER ASSETS LESS LIABILITIES (-1.6%)......                   (649,272)
                                                           -----------
NET ASSETS (100.0%)........................                $39,988,409
                                                           ===========

* Variable rate security - the rate reported is the rate in effect as of June 30, 2001
+ Security purchased on a when-issued basis.
++ A portion of this security was segregated at the custodian to cover a when-issued security.

COLUMBIA FIXED INCOME SECURITIES FUND
JUNE 30, 2001 (UNAUDITED)
                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (36.0%)
 U.S. TREASURY NOTES & BONDS (10.9%)
   ++U.S. Treasury Bonds
     8.875% 08/15/2017...................  $22,960,000    $ 30,152,938
   U.S. Treasury Inflation Index Bonds
     3.375% 01/15/2007...................   15,495,632      15,694,170
                                                          ------------
                                                            45,847,108
                                                          ------------

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
 U.S. AGENCY BONDS (2.0%)
   Federal National Mortgage Association
     7.125% 01/15/2030...................   $8,075,000    $  8,607,385
                                                          ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (4.7%)
   7.00% 02/15/2031......................   11,907,257      12,022,609
   7.50% 09/15/2030 - 01/15/2031.........    2,709,992       2,781,130
   8.00% 7/15/2027 - 12/15/2030..........    4,788,516       4,954,724
                                                          ------------
                                                            19,758,463
                                                          ------------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (5.8%)
   6.00% 04/01/2016......................   13,401,327      13,225,435
   7.00% 01/01/2030 - 03/01/2031.........    9,100,020       9,154,051
   +7.50% 11/01/2030 - 07/01/2031........    2,032,771       2,074,943
                                                          ------------
                                                            24,454,429
                                                          ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (6.0%)
   6.00% 03/01/2031......................      469,714         451,513
   7.00% 12/01/2029 - 11/01/2030.........    4,899,047       4,913,371
   7.50% 04/01/2030 - 05/01/2031.........   19,397,477      19,803,611
                                                          ------------
                                                            25,168,495
                                                          ------------
 FEDERAL HOUSING ADMINISTRATION (FHA) (0.5%)
   FHA Insured Project Pool #051-11078
     8.35% 04/01/2030....................    2,163,273       2,259,029
                                                          ------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)
   GNMA Gtd. Remic Pass Thru Secs. Remic
     Tr. 2000-15 Cl. PD
     7.50% 05/20/2026....................    8,422,500       8,643,591
   FNMA Gtd. Remic Pass Thru Ctf. Remic
     Tr. 1999-19 Cl. PF
     6.00% 06/25/2024....................    1,480,000       1,464,749
   FHLMC GNMA Multiclass Mtg. Partn.
     Ctfs. Gtd. Series 24 Cl. J
     6.25% 11/25/2023....................    2,310,000       2,281,691
   FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 2235 Cl. VN
     7.00% 06/15/2014....................    4,680,000       4,805,681
   Gtd. Series 1558 Cl. C
     6.50% 07/15/2023....................    2,991,000       2,995,450
   Gtd. Series 2065 Cl. PB
     6.25% 01/15/2024....................    1,050,000       1,054,989
   Gtd. Series 2085 Cl. PD
     6.25% 11/15/2026....................    2,251,000       2,211,934
   Gtd. Series 2113 Cl. MU
     6.50% 08/15/2027....................    2,160,000       2,145,139
                                                          ------------
                                                            25,603,224
                                                          ------------
Total U.S. Government Securities (Cost
 $149,313,253)...........................                  151,698,133
                                                          ------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA FIXED INCOME SECURITIES FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CORPORATE NOTES & BONDS (43.5%)
 INDUSTRIAL (27.8%)
   Adelphia Communications Corp.
     Series B
     7.50% 01/15/2004....................   $2,000,000    $  1,900,000
   Alcan, Inc.
     7.25% 03/15/2031....................    1,900,000       1,872,868
   Alcoa, Inc., Series B
     6.50% 06/15/2018....................      975,000         920,741
   Allied Waste North America, Inc.
     Series B
     10.00% 08/01/2009...................    1,000,000       1,027,500
   American Home Products Corp.
     6.25% 03/15/2006....................    3,950,000       3,967,775
   Anadarko Finance Co. (144A)
     7.50% 05/01/2031....................    2,000,000       2,033,180
   Anheuser-Busch Cos., Inc.
     5.75% 04/01/2010....................    3,800,000       3,648,684
   AOL Time Warner, Inc.
     7.625% 04/15/2031...................    1,925,000       1,924,519
   Ball Corp.
     7.75% 08/01/2006....................      850,000         858,500
   BP Amoco plc
     5.90% 04/15/2009....................    1,800,000       1,770,246
   Buckeye Technologies, Inc.
     8.50% 12/15/2005....................      500,000         496,250
   Burlington Northern Sante Fe Corp.
     7.125% 12/15/2010...................    1,900,000       1,909,728
     6.75% 07/15/2011....................    2,000,000       1,963,520
   Charter Communications Holdings
     L.L.C./Charter Communications
     Holdings Capital Corp.
     8.25% 04/01/2007....................    2,000,000       1,870,000
   Coca-Cola Enterprises, Inc.
     6.75% 01/15/2038....................    1,000,000         937,910
   Computer Sciences Corp.
     7.50% 08/08/2005....................    1,800,000       1,834,884
   Cox Enterprises, Inc. (144A)
     8.00% 02/15/2007....................      400,000         418,034
   CSC Holdings, Inc.
     7.875% 12/15/2007...................    3,000,000       2,959,530
   Diageo Capital plc
     6.625% 06/24/2004...................    2,700,000       2,780,838
   Dow Chemical Co.
     7.375% 11/01/2029...................      925,000         949,087

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Federal Express Corp. Pass Thru Trust
     Series 1997-1C
     7.65% 01/15/2014....................   $2,030,492    $  2,045,396
   Gulf Canada Resources Ltd.
     9.625% 07/01/2005...................    1,900,000       1,954,625
   Harrah's Operating, Inc.
     7.875% 12/15/2005...................      500,000         507,500
   HCA-The Healthcare Co.
     6.91% 06/15/2005....................      500,000         487,500
   Heritage Media Corp.
     8.75% 02/15/2006....................    1,750,000       1,750,000
   Hewlett-Packard Co.
     7.15% 06/15/2005....................    3,485,000       3,604,957
   Honeywell International, Inc.
     7.50% 03/01/2010....................    2,100,000       2,230,916
   Ingersoll-Rand Co.
     6.25% 05/15/2006....................    3,300,000       3,307,821
   International Paper Co.
     8.00% 07/08/2003....................    3,925,000       4,107,513
   Kroger Co.
     7.80% 08/15/2007....................    3,800,000       4,008,924
   Lear Corp. Series B
     7.96% 05/15/2005....................    1,500,000       1,526,831
   Lowe's Cos., Inc.
     6.50% 03/15/2029....................    2,200,000       1,956,299
   MCI Communications Corp.
     6.125% 04/15/2002...................    4,755,000       4,781,010
   MCI Worldcom, Inc.
     8.875% 01/15/2006...................      900,000         931,599
   Park Place Entertainment Corp.
     9.375% 02/15/2007...................    2,725,000       2,864,656
   Pepsi Bottling Holdings, Inc. (144A)
     5.625% 02/17/2009...................    5,000,000       4,798,250
   Phillips Petroleum Co.
     8.50% 05/25/2005....................    3,625,000       3,928,956
   Precision Castparts Corp.
     8.75% 03/15/2005....................    2,025,000       2,128,986
   Pride International, Inc.
     9.375% 05/01/2007...................      500,000         526,250
   SBC Communications, Inc.
     5.75% 05/02/2006....................    3,200,000       3,154,112
   Shaw Communications, Inc.
     7.25% 04/06/2011....................    3,000,000       2,968,860
   Station Casinos, Inc.
     9.75% 04/15/2007....................    2,000,000       2,060,000
   TCI Communications, Inc.
     7.25% 08/01/2005....................    3,540,000       3,640,394
   Tenet Healthcare Corp.
     8.625% 12/01/2003...................      990,000       1,027,125
     8.00% 01/15/2005....................      500,000         513,125

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Time Warner, Inc.
     7.975% 08/15/2004...................   $3,875,000    $  4,116,498
   Toll Corp.
     7.75% 09/15/2007....................    1,000,000         961,250
   Tricon Global Restaurants, Inc.
     8.50% 04/15/2006....................    1,250,000       1,278,125
   Tyco International Group S.A.
     6.25% 06/15/2003....................    3,075,000       3,117,250
   United Rentals, Inc. (144A)
     10.75% 04/15/2008...................    2,000,000       2,065,000
   United Technologies Corp.
     7.125% 11/15/2010...................    3,000,000       3,140,760
   US West Communications, Inc.
     5.625% 11/15/2008...................    3,400,000       3,097,978
   Verizon Global Funding Corp. (144A)
     7.25% 12/01/2010....................    2,400,000       2,445,168
                                                          ------------
                                                           117,077,428
                                                          ------------
 FINANCIAL (6.0%)
   Bank of America Corp.
     7.80% 02/15/2010....................    2,700,000       2,868,264
   CIT Group, Inc.
     5.625% 05/17/2004...................    2,000,000       1,981,120
   Citigroup, Inc.
     7.25% 10/01/2010....................    1,500,000       1,557,075
   Equitable Cos., Inc.
     9.00% 12/15/2004....................      980,000       1,068,778
   First Union National Bank
     7.80% 08/18/2010....................    2,235,000       2,377,146
   Ford Motor Credit Co.
     6.875% 02/01/2006...................    5,700,000       5,810,466
   Merrill Lynch & Co, Inc.
     Medium Term Notes, Series B
     6.15% 01/26/2006....................    3,700,000       3,727,121
   Simon Property Group L.P.
     6.625% 06/15/2003...................    2,050,000       2,070,172
   Wells Fargo Financial, Inc.
     7.60% 05/03/2005....................    3,800,000       4,030,090
                                                          ------------
                                                            25,490,232
                                                          ------------
 UTILITIES (5.2%)
   Calpine Corp.
     7.625% 04/15/2006...................      450,000         435,298
     8.75% 07/15/2007....................    1,000,000         991,030
   Coastal Corp.
     7.625% 09/01/2008...................    2,675,000       2,718,629
   Flag Ltd.
     8.25% 01/30/2008....................      500,000         390,000
   FPL Group Capital, Inc.
     7.625% 09/15/2006...................    2,725,000       2,886,285

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Kinder Morgan Energy Partners L.P.
     6.75% 3/15/2011.....................   $3,250,000    $  3,199,983
   Pinnacle West Capital Corp.
     6.40% 04/01/2006....................    3,550,000       3,500,513
   Progress Energy, Inc.
     7.75% 03/01/2031....................    1,930,000       1,989,560
   Texas Eastern Transmission
     7.30% 12/01/2010....................    1,800,000       1,848,348
   TXU Eastern Funding Co.
     6.45% 05/15/2005....................    4,200,000       4,141,049
                                                          ------------
                                                            22,100,695
                                                          ------------
 INTERNATIONAL (4.5%)
   British Columbia Province
     5.375% 10/29/2008...................    1,900,000       1,827,612
   Government of Canada
     5.25% 11/05/2008....................    5,000,000       4,763,200
   Kingdom of Spain
     7.00% 07/19/2005....................    3,700,000       3,910,090
   Korea Development Bank
     6.625% 11/21/2003...................      550,000         559,328
     7.125% 04/22/2004...................    2,525,000       2,600,636
   Quebec Province
     7.00% 01/30/2007....................    2,490,000       2,610,865
     7.125% 02/09/2024...................    1,090,000       1,112,857
   United Mexican States
     9.875% 02/01/2010...................    1,250,000       1,367,500
                                                          ------------
                                                            18,752,088
                                                          ------------
Total Corporate Notes & Bonds
 (Cost $181,130,196).....................                  183,420,443
                                                          ------------
OTHER SECURITIZED LOANS (17.3%)
 ASSET BACKED SECURITIES (8.8%)
   Cityscape Home Loan Owner Trust Series
     1997-4 Cl. A4
     7.44% 10/25/2018....................    3,400,000       3,467,604
   Contimortgage Home Equity Loan Trust
     Series 1999-3 Cl. A6
     7.68% 12/25/2029....................    2,700,000       2,781,761
   IMC Home Equity Loan Trust Series
     1995-3 Cl. A5
     7.50% 04/25/2026....................      800,000         825,889
     Series 1997-3 Cl. A6
     7.52% 08/20/2028....................    4,240,000       4,381,920
     Series 1997-5 Cl. A9
     7.31% 11/20/2028....................    4,465,000       4,494,898
   New Century Home Equity Loan Trust
     Series 1999-NCA Cl. A7
     7.32% 07/25/2029....................    5,296,119       5,444,314

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA FIXED INCOME SECURITIES FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Oakwood Mortgage Investors, Inc.
     Series 2000-D Cl. A7
     7.40% 07/15/2030....................   $5,300,000    $  5,290,516
   Salomon Brothers Mortgage Securities
     VII, Inc.
     Series 1998-AQ1 Cl. A5
     7.15% 06/25/2028....................    1,860,000       1,898,842
   Saxon Asset Securities Co.
     Series 1996-1 Cl. A2
     8.06% 09/25/2027....................    6,900,000       7,256,669
   UCFC Home Equity Loan Trust Series
     1997-D Cl. A6
     7.095% 04/15/2029...................    1,150,000       1,169,666
                                                          ------------
                                                            37,012,079
                                                          ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)
   *Bear Stearns Mortgage Securities,
     Inc.
     Series 1996-2 Cl. A1
     5.44% 01/25/2025....................    2,956,137       2,744,014
   CMC Securities Corp. IV
     Series 1997-2 Cl. 1A12
     7.25% 11/25/2027....................    3,950,000       4,039,843
   *DLJ Mortgage Acceptance Corp. (144A)
     Series 1999-B Cl. A1
     6.67% 08/28/2029....................    2,640,532       2,571,350
   PNC Mortgage Securities Corp.
     Series 1997-4 Cl. 2PP2
     7.50% 07/25/2027....................    3,095,000       3,170,180
     Series 1998-12 Cl. 4A4
     6.50% 01/25/2029....................    3,547,395       3,550,035
     Series 1999-5 Cl. 2A6
     6.75% 07/25/2029....................    5,317,454       5,414,471
   Residential Funding Mortgage
     Securities, Inc.
     Series 1993-S45 Cl. A10
     8.00% 12/25/2023....................      245,990         247,064
   Structured Asset Securities Corp.
     Series 1999-ALS2 Cl. A2
     6.75% 07/25/2029....................    4,035,834       4,105,253
                                                          ------------
                                                            25,842,210
                                                          ------------
 COMMERCIAL MORTGAGE BACKED SECURITIES (2.4%)
   Commercial Capital Access
     One, Inc. (144A)
     Series 3A Cl. A2
     6.615% 11/15/2028...................    5,850,000       5,872,502

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Morgan Stanley Capital I, Inc.
     Series 1999-CAM1 Cl. A3
     6.92% 11/15/2008....................   $4,320,000    $  4,439,840
                                                          ------------
                                                            10,312,342
                                                          ------------
Total Other Securitized Loans (Cost
 $71,512,564)............................                   73,166,631
                                                          ------------
REPURCHASE AGREEMENT (2.0%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001,
     due 07/02/2001 in the amount of
     $8,327,081. Collateralized by U.S.
     Treasury Notes 7.25% due 08/15/2004
     U.S. Treasury Bonds 5.375% to 15.75%
     due 08/15/2001 to 02/15/2031 U.S.
     Treasury Strips due 08/15/2001 to
     08/15/2028 (Cost $8,326,181)........    8,326,181       8,326,181
                                                          ------------
TOTAL INVESTMENTS (98.8%) (Cost
 $410,282,194)...........................                  416,611,388
OTHER ASSETS LESS LIABILITIES (1.2%).....                    5,143,710
                                                          ------------
NET ASSETS (100.0%)......................                 $421,755,098
                                                          ============

* Variable rate security - the rate reported is the rate in effect as of June 30, 2001
+ Security purchased on when-issued basis.
++ A portion of this security was segregated at the custodian to cover a when-issued security.


COLUMBIA NATIONAL MUNICIPAL BOND FUND
JUNE 30, 2001 (UNAUDITED)
                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
MUNICIPAL BONDS (97.6%)
 ALASKA (4.7%)
   Alaska Municipal Bond Bank Authority
     Series C (Insured Revenue) 5.50%
     09/15/2016..............................  $100,000     $   103,965
   Palmer Alaska Valley Hospital Association
     (Insured Revenue) 5.35% 12/01/2012......   125,000         128,183

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
   Alaska Industrial Development & Export
     Authority Snettisham Hydroelectric
     Series 1 Unrefunded Balance (Insured
     Revenue) (AMT) 5.50% 01/01/2008.........  $ 95,000     $   101,110
   Alaska Industrial Development & Export
     Authority Snettisham Hydroelectric
     Series 1 (Pre-Refunded) (AMT) 5.50%
     01/01/2008..............................     5,000           5,351
   Alaska State Housing Finance Corp. Coll.
     First Series Veterans Mtg. A2 (Insured
     General Obligation) (AMT) 6.00%
     06/01/2015..............................   150,000         157,040
                                                            -----------
                                                                495,649
                                                            -----------
 ARIZONA (1.0%)
   Sedona Arizona Certificates of
     Participation (Other) 5.75%
     07/01/2007..............................   100,000         105,194
                                                            -----------
 COLORADO (0.9%)
   Colorado Housing Financial Authority
     Single Family PG Sub B (Revenue) 4.875%
     04/01/2007..............................    95,000          97,697
                                                            -----------
 GEORGIA (1.4%)
   Georgia Municipal Electric Power Series B
     (Revenue) 5.50% 01/01/2018..............   150,000         150,784
                                                            -----------
 HAWAII (1.0%)
   Hawaii State Harbor Capital Improvement
     (Insured Revenue) (AMT) 6.20%
     07/01/2008..............................   100,000         107,124
                                                            -----------
 IDAHO (1.8%)
   Idaho Health Facilities Authority Bingham
     Memorial Hospital Project (Revenue)
     5.85% 03/01/2019........................   100,000          86,637
   Idaho Student Loan Fund Marketing
     Association, Inc. Series C (Revenue)
     (AMT) 5.60% 04/01/2007..................   100,000         101,359
                                                            -----------
                                                                187,996
                                                            -----------
 ILLINOIS (4.1%)
   Broadview Illinois Tax Increment (Revenue)
     4.90% 07/01/2006........................    75,000          74,615
   Chicago Illinois Park District Aquarium &
     Museum (Insured General Obligation)
     5.80% 01/01/2018........................   150,000         157,184
   Regional Transportation Authority Illinois
     Series A (Insured Revenue) 6.40%
     06/01/2012..............................   100,000         115,170
   Will County Illinois Forest Preservation
     District Series B (Insured General
     Obligation) 0.00% 12/01/2011............   150,000          90,637
                                                            -----------
                                                                437,606
                                                            -----------

                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
 INDIANA (1.0%)
   Indiana Transportation Financial Authority
     Airport Facilities Lease Series A
     (Revenue) 5.50% 11/01/2017..............  $100,000     $   101,466
                                                            -----------
 IOWA (1.4%)
   Iowa Finance Authority Single Family
     Mortgage Series A (Insured Revenue)
     5.80% 07/01/2016........................   140,000         144,803
                                                            -----------
 KENTUCKY (2.7%)
   Kentucky State Property & Buildings
     Commission Project #65 (Revenue) 5.90%
     02/01/2016..............................   200,000         222,432
   Louisville & Jefferson County Kentucky
     Visitors & Convention Commission Capital
     Appreciation Series BBB (Insured
     Revenue)
     0.00% 12/01/2008........................   100,000          70,670
                                                            -----------
                                                                293,102
                                                            -----------
 MAINE (1.0%)
   Regional Waste System Industry Maine Solid
     Waste Resource Recovery Series Q
     (Revenue) (AMT) 5.50% 07/01/2004........   100,000         104,645
                                                            -----------
 MARYLAND (0.9%)
   Maryland State Economic Development Corp.
     Student Housing Collegiate Housing
     Towson Series A (Revenue) 5.75%
     06/01/2029..............................   100,000          93,056
                                                            -----------
 MICHIGAN (3.7%)
   Detroit Michigan City School District
     Refunding Series C (Insured General
     Obligation) 5.25% 05/01/2012............   175,000         185,455
   Michigan State Hospital Finance Authority
     Ascension Health Credit Series A
     (Revenue)
     6.00% 11/15/2019........................   100,000         105,358
    5.375% 11/15/2033........................   100,000         103,363
                                                            -----------
                                                                394,176
                                                            -----------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA NATIONAL MUNICIPAL BOND FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
 MISSISSIPPI (3.5%)
   Jones County Mississippi Hospital
     Refunding-South Central Regional Medical
     Center (Revenue) 4.90% 12/01/2004.......  $100,000     $    99,531
   Mississippi Development Bank Special
     Obligation Natchez Convention Center
     Project (Insured Revenue) 6.50%
     07/01/2013..............................   230,000         268,479
                                                            -----------
                                                                368,010
                                                            -----------
 MONTANA (1.9%)
   Whitefish Montana Tax Increment Urban
     Renewal (Revenue) 6.625% 07/15/2020.....   200,000         203,368
                                                            -----------
 NEBRASKA (1.0%)
   American Public Energy Agency Nebraska Gas
     Supply Public Gas Agency Project Series
     A (Insured Revenue) 5.25% 06/01/2011....   100,000         101,883
                                                            -----------
 NEVADA (1.9%)
   Clark County Nevada Passenger Facility
     Charge Las Vegas McCarran International
     Airport B (Insured Revenue) (AMT) 6.25%
     07/01/2011..............................   100,000         104,262
   Clark County Nevada School District Comp
     Interest Series B (Insured General
     Obligation) 0.00% 06/01/2003............   100,000          93,550
                                                            -----------
                                                                197,812
                                                            -----------
 NEW YORK (3.5%)
   New York City, New York Series A (General
     Obligation) 6.00% 05/15/2021............   250,000         270,310
   New York State Urban Development
     Corporation Refunding Correctional
     Capital Facilities A (Revenue) 5.45%
     01/01/2007..............................   100,000         106,805
                                                            -----------
                                                                377,115
                                                            -----------
 OHIO (1.1%)
   Oak Hills Ohio Local School District
     (Insured General Obligation) 7.20%
     12/01/2009..............................   100,000         119,989
                                                            -----------

                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
 OKLAHOMA (2.0%)
   Okmulgee County Oklahoma 1st Mortgage
     (Insured Revenue) 6.00% 03/01/2015......  $200,000     $   215,474
                                                            -----------
 OREGON (27.5%)
   Bend Oregon Municipal Airport PJ Series B
     (Revenue) (AMT) 5.375% 06/01/2013.......   100,000         102,754
   Benton County Oregon Hospital Facilities
     Authority Refunding Samaritan Health
     Services Project (Revenue)
     4.20% 10/01/2005........................    40,000          39,929
    4.60% 10/01/2009.........................    40,000          39,546
   Clackamas County Oregon Limited Tax
     Assessment (Other) 6.25% 05/01/2015.....   200,000         200,538
   Clackamas County Oregon Hospital Facility
     Authority Refunding Odd Fellows Home
     Series A (Revenue) 5.875% 09/15/2021....    50,000          42,921
   Damascus Oregon Water District
     Certificates of Participation (Other)
     5.25% 03/01/2019........................   100,000          95,974
   Eugene Oregon Airport (Revenue) (AMT)
     5.50% 05/01/2003........................   100,000         103,102
   Eugene Oregon Trojan Nuclear Project
     (Revenue) 5.90% 09/01/2009..............    35,000          35,056
   Hillsboro Oregon Hospital Facility
     Authority Refunding Tuality Healthcare
     (Revenue)
     5.25% 10/01/2004........................   150,000         151,275
    5.75% 10/01/2012.........................    25,000          24,813
   Klamath Community College Service District
     Oregon (Revenue)
     4.70% 04/01/2010........................    55,000          55,318
    4.80% 04/01/2011.........................    25,000          25,160
   Lebanon Oregon Urban Renewal Agency
     (Revenue) 5.625% 06/01/2019.............   100,000          98,924
   Linn Benton Community College Oregon
     (Insured General Obligation) 0.00%
     06/15/2015..............................   240,000         117,326
   Oregon Health Sciences University Capital
     Appreciation Series A (Insured Revenue)
     0.00% 07/01/2016........................   370,000         169,201
   Oregon School Boards Association Flexfund
     Financing Program Series E (Other) 5.50%
     06/01/2005..............................   100,000         101,406

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
   Oregon State Veterans Welfare Series 75
     (General Obligation) 5.875%
     10/01/2018..............................  $ 35,000     $    36,091
   Oregon State Housing & Community Services
     Department Single Family Mortgage
     Program Series B (Revenue) 6.00%
     07/01/2012..............................    80,000          84,622
   Port of St. Helens Oregon Pollution
     Control Portland General Electric Co.
     Series B (Revenue) 4.80% 06/01/2010.....   105,000         102,868
   Port Umpqua Oregon Pollution Control
     Refunding-International Paper Co.
     PJS - A (Revenue) 5.05% 06/01/2009......   135,000         135,355
   Portland Oregon Housing Authority Pearl
     Court Apartments (Revenue) (AMT) 5.55%
     01/01/2003..............................   100,000         100,197
   Redmond Oregon Refunding City of Redmond
     Airport Improvement Project (General
     Obligation) 4.50% 05/01/2007............    50,000          50,702
   Redmond Oregon Urban Renewal Agency
     Downtown Area B (Revenue) 5.65%
     06/01/2013..............................   100,000         100,314
   Roseburg Oregon Urban Sanitation Authority
     (General Obligation) 5.40% 09/01/2002...   100,000         102,106
   Salem Oregon Educational Facilities
     Refunding - Willamette University
     Projects (Revenue) 6.00% 04/01/2010.....   100,000         105,204
   Salem Oregon Educational Facilities
     Willamette University Projects (Revenue)
     6.10% 04/01/2014........................   120,000         124,877
   Salem Oregon Hospital Facility Authority
     Capital Manor, Inc. (Revenue) 7.50%
     12/01/2024..............................   150,000         154,090
   Sunriver Oregon Library County Service
     District (General Obligation) 5.75%
     06/01/2004..............................    20,000          21,181
   Washington County Oregon Housing Authority
     Affordable Housing Pool Series A
     (Revenue) 6.00% 07/01/2020..............   100,000          97,134
   Washington & Clackamas Counties Oregon
     School District #23J Tigard (General
     Obligation) 0.00% 06/15/2021............   450,000         149,580
   West Linn Oregon Water System (Revenue)
     6.00% 10/01/2020........................   165,000         165,355
                                                            -----------
                                                              2,932,919
                                                            -----------

                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
 SOUTH CAROLINA (1.0%)
   Piedmont Municipal Power Agency South
     Carolina Electric Unrefunded Balance
     Series A (Insured Revenue) 6.125%
     01/01/2007..............................  $100,000     $   109,738
                                                            -----------
 SOUTH DAKOTA (1.3%)
   South Dakota State Building Authority
     Lease Capital Appreciation Series A
     (Insured Revenue) 0.00% 12/01/2013......   250,000         133,860
                                                            -----------
 TEXAS (12.9%)
   Amarillo Texas Health Facilities Corp.
     Baptist St. Anthonys Hospital Corp.
     (Insured Revenue) 5.50% 01/01/2013......   100,000         106,092
   Arlington Texas Independent School
     District Capital Appreciation Refunding
     (Insured General Obligation) 0.00%
     02/15/2007..............................   150,000         117,893
   Cleburne Texas Capital Appreciation
     Certificates of Obligation (Insured
     General Obligation) 0.00% 02/15/2017....   450,000         188,879
   Harris County Texas Health Facilities De
     Teco Project Series B (Insured Revenue)
     5.70% 02/15/2015........................   150,000         157,413
   Laredo Texas Sports Venue Sales Tax
     (Insured Revenue) 5.75% 03/15/2013......   200,000         214,230
   Lubbock Texas Health Facility Development
     St. Josephs Health System (Revenue)
     5.25% 07/01/2012........................   150,000         153,405
   Magnolia Texas Independent School District
     (Insured General Obligation) 5.25%
     08/15/2017..............................   280,000         282,920
   West Harris County Texas Municipal Utility
     District #7 Capital Appreciation
     Refunding (Insured General Obligation)
     0.00% 03/01/2009........................   225,000         155,855
                                                            -----------
                                                              1,376,687
                                                            -----------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA NATIONAL MUNICIPAL BOND FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
 WASHINGTON (13.4%)
   Jefferson County Washington Public Utility
     District #1 Water & Sewer (Revenue)
     5.25% 05/01/2016........................  $ 50,000     $    48,876
    5.25% 05/01/2017.........................    50,000          48,419
   King County Washington Public Hospital
     District #4 Snoqualmie Valley Hospital
     (General Obligation) 7.00% 12/01/2011...   150,000         151,774
   King County Washington School District
     #415 Kent Series B (General Obligation)
     6.00% 12/01/2008........................   100,000         110,956
   Pierce County Washington Housing Authority
     Housing (Revenue) 5.40% 12/01/2013......   100,000          94,379
   Port of Grays Harbor Washington (Revenue)
     (AMT) 6.375% 12/01/2014.................   150,000         161,575
   Seattle Washington Municipal Light & Power
     (Revenue) 6.00% 10/01/2016..............   150,000         160,903
   Shelton Washington Water & Sewer (Revenue)
     5.25% 12/01/2018........................    50,000          48,710
   Tacoma Washington Solid Waste Utilities
     Refunding Series B (Insured Revenue)
     6.00% 12/01/2009........................   100,000         111,532
   Thurston County Washington School District
     #401 Rochester (General Obligation)
     4.80% 12/01/2007........................    55,000          55,130
   Toppenish Washington (General Obligation)
     4.60% 12/01/2006........................    65,000          66,669
   University of Washington Educational
     Research Properties Lease 4225 Roosevelt
     Project Series A (Revenue) 5.375%
     06/01/2029..............................   100,000          98,377
   Washington State Certificates
     Participation Department General
     Administration (Other) 5.40%
     07/01/2013..............................   100,000         104,019
   Washington State Public Power Supply
     System Nuclear Project #1 Refunding
     Series A (Revenue) 6.00% 07/01/2005.....   100,000         108,071
   Washington State Public Power Supply
     System Nuclear Project #2 Refunding
     Series A (Revenue) 5.00% 07/01/2011.....    50,000          51,322

                                               PRINCIPAL
                                                AMOUNT         VALUE
-----------------------------------------------------------------------
   Yakima County Washington School District
     #119 Selah (Insured General Obligation)
     5.00% 12/01/2006........................  $ 10,000     $    10,514
                                                            -----------
                                                              1,431,226
                                                            -----------
 WYOMING (1.0%)
   Wyoming Municipal Power Agency Power
     Supply Refunding Series 1998 (Insured
     Revenue) 5.25% 01/01/2011...............   100,000         105,479
                                                            -----------
Total Municipal Bonds
 (Cost $10,132,174)..........................                10,386,858
                                                            -----------
TAX EXEMPT MONEY MARKET INVESTMENT (1.1%)
 SEI Tax Exempt Trust (Cost $123,692)........   123,692         123,692
                                                            -----------
TOTAL INVESTMENTS (98.7%)
 (Cost $10,255,866)..........................                10,510,550
OTHER ASSETS LESS LIABILITIES (1.3%).........                   134,666
                                                            -----------
NET ASSETS (100.0%)..........................               $10,645,216
                                                            ===========


COLUMBIA OREGON MUNICIPAL BOND FUND
JUNE 30, 2001 (UNAUDITED)
                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
GENERAL OBLIGATION BONDS (34.1%)
 STATE OF OREGON GENERAL OBLIGATION (4.4%)
   Board of Higher Education Deferred
     Interest Series A 0.00%
     08/01/2014..........................  $  490,000    $      254,041
   Board of Higher Education Refunding
     Series B 6.25% 10/15/2012...........     740,000           759,462
   Elderly & Disabled Housing Refunding
     Series B 6.25% 08/01/2013...........   1,000,000         1,040,360
   Pollution Control Series C 5.62%
     06/01/2013..........................     160,000           161,875
   Pollution Control Series C 5.90%
     06/01/2014..........................     885,000           901,222
   Veteran's Welfare Series 80A 5.70%
     10/01/2032..........................   5,610,000         5,785,425

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Veteran's Welfare 9.00% 04/01/2004....  $  280,000    $      319,547
     8.25% 07/01/2005....................     545,000           635,955
     7.25% 01/01/2007....................   1,530,000         1,769,323
     9.20% 04/01/2007....................   2,390,000         3,004,445
     8.25% 07/01/2007....................     540,000           657,261
     7.30% 01/01/2008....................     445,000           522,363
     8.00% 01/01/2008....................   1,275,000         1,545,287
     7.30% 07/01/2008....................   1,170,000         1,388,579
     8.00% 07/01/2008....................     580,000           711,173
     9.20% 10/01/2008....................     285,000           372,561
     5.85% 10/01/2015....................     855,000           892,996
                                                         --------------
                                                             20,721,875
                                                         --------------
 GENERAL OBLIGATION (14.4%)
   Aurora 5.60% 06/01/2024...............   1,205,000         1,173,080
   Clackamas & Washington Counties School
     District #3JT West Linn/ Wilsonville
     5.875% 10/01/2009...................   2,550,000         2,631,651
   Clackamas County School District #086
     6.00% 06/15/2016....................   2,350,000         2,555,461
   Clackamas County School District #7J
     Lake Oswego Series A 5.70%
     06/15/2010..........................   2,735,000         2,836,687
   Clackamas County School District #007J
     Lake Oswego 5.375% 06/01/2015.......   2,450,000         2,541,189
   Clackamas County School District #108
     5.375% 06/15/2015...................   1,055,000         1,097,780
   Coos Bay 4.90% 09/01/2007.............   3,190,000         3,326,979
   Deschutes County Administrative School
     District #1 Bend/LaPine 0.00%
     02/01/2002..........................   1,445,000         1,420,825
   Douglas County School District #4
     Roseburg 4.90% 12/15/2001...........     415,000           429,069
     5.00% 12/15/2012....................     500,000           515,705
     5.15% 12/15/2014....................     540,000           555,179
   Eugene Public Safety Facilities 5.50%
     06/01/2010..........................     850,000           891,667
     5.625% 06/01/2013...................   1,295,000         1,347,564
   Jackson County School District #549C
     Medford 5.375% 06/01/2012...........   1,200,000         1,228,968
   Jackson County School District #009
     Eagle Point 5.625% 06/15/2001.......   1,920,000         2,035,392
   Lane County School District #4J Eugene
     0.00% 01/01/2005....................   1,395,000         1,216,635

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Lane County School District #4J Eugene
     Refunding Series A 0.00%
     07/01/2005..........................  $2,325,000    $    1,992,246
   Metro Washington Park Zoo Series A
     5.30% 01/15/2011....................   1,000,000         1,041,980
   Multnomah County Refunding 4.30%
     10/01/2011..........................   1,110,000         1,092,284
   Multnomah County School District #7
     Reynolds 5.25% 06/01/2011...........   1,500,000         1,549,755
   Multnomah/Clackamas Counties School
     District #10JT Gresham 5.25%
     06/01/2017..........................   1,620,000         1,630,417
   Port of Portland Series A
     0.00% 03/01/2007....................   3,010,000         2,371,730
   Portland Community College District
     0.00% 07/01/2007....................   2,025,000         1,573,445
   Portland Community College District
     Series A 5.375% 06/01/2016..........   2,705,000         2,788,503
     5.375% 06/01/2017...................   2,540,000         2,606,396
   Portland Ltd. Tax Series B
     0.00% 06/01/2020....................   1,000,000           358,590
     0.00% 06/01/2012....................   1,750,000         1,027,810
     0.00% 06/01/2013....................   1,500,000           829,380
     0.00% 06/01/2014....................   1,000,000           520,170
     0.00% 06/01/2016....................   1,500,000           687,930
     0.00% 06/01/2018....................   4,000,000         1,620,000
     0.00% 06/01/2019....................   4,000,000         1,527,640
   Portland Public Improvements Series A
     5.75% 06/01/2014....................   1,225,000         1,263,183
   Washington & Clackamas Counties School
     District #23J Tigard 0.00%
     06/15/2018..........................   2,700,000         1,078,650
   Washington & Clackamas Counties School
     District #23J Tigard Deferred
     Interest Series A 0.00%
     06/01/2010..........................   1,520,000           997,865
   Washington & Clackamas Counties School
     District #23J Tigard Refunding 5.40%
     01/01/2010..........................   1,720,000         1,775,625
   Washington County 5.50% 06/01/2016....   2,785,000         2,906,844
   Washington County Deferred Interest
     Operations Yard Facilities
     Obligation 0.00% 06/01/2003.........   1,000,000           920,400

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA OREGON MUNICIPAL BOND FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Washington County Refunding 6.20%
     12/01/2007..........................  $1,500,000    $    1,516,200
   Washington County Refunding Criminal
     Justice Facilities 5.00%
     12/01/2010..........................   1,400,000         1,450,974
   Washington County School District #48J
     Beaverton Series B 6.15%
     06/01/2008..........................   1,010,000         1,020,625
   Washington County School District #48J
     Beaverton 5.125% 01/01/2017.........   1,820,000         1,833,359
     5.125% 01/01/2018...................   2,260,000         2,264,746
   Washington, Multnomah & Yamhill
     Counties School District #1J 5.25%
     06/01/2014..........................     500,000           514,340
     5.00% 11/01/2013....................   1,375,000         1,415,342
                                                         --------------
                                                             67,980,260
                                                         --------------
 INSURED GENERAL OBLIGATION (15.3%)
   Central Oregon Community 5.80%
     06/01/2007..........................     760,000           799,490
   Chemeketa Community College District
     Series B 5.60% 06/01/2014...........   1,180,000         1,231,802
   Clackamas County Community College
     5.25% 06/15/2015....................   1,500,000         1,546,170
   Clackamas County School District #12
     North Clackamas 5.25% 06/01/2011....   1,000,000         1,054,260
     4.80% 06/01/2018....................   3,400,000         3,266,040
     5.25% 06/01/2015....................   2,750,000         2,819,768
   Clatsop County Administrative School
     District #10 5.875% 07/01/2012......     630,000           642,014
   Columbia County School District #502
     Deferred Interest 0.00%
     06/01/2012..........................   1,530,000           899,564
     0.00% 06/01/2013....................   1,685,000           938,208
     0.00% 06/01/2014....................   1,025,000           535,880
     0.00% 06/01/2007....................     260,000           202,730
   Deschutes & Jefferson Counties School
     District #2J Redmond Refunding
     5.60% 06/01/2009....................   1,000,000         1,044,940
   Hood River County School District
     5.65% 06/01/2008....................   1,020,000         1,065,982
   Josephine County School District #7
     Grants Pass 5.70% 06/01/2013........   2,000,000         2,107,940

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Lane & Douglas Counties School
     District #97J 5.30% 06/15/2015......  $1,155,000    $    1,185,919
   Lane County School District #19
     Springfield Refunding 6.00%
     10/15/2012..........................   1,740,000         1,974,813
     6.00% 10/15/2014....................   1,310,000         1,482,003
   Lane County School District #52 Bethel
     6.25% 12/01/2007....................     580,000           643,313
     6.40% 12/01/2009....................     750,000           828,082
   Lincoln County School District 5.60%
     06/15/2010..........................   3,480,000         3,772,424
     6.00% 06/15/2007....................   1,855,000         2,051,315
     6.00% 06/15/2008....................   1,450,000         1,615,039
   Linn Benton Community College 0.00%
     06/15/2013..........................   1,000,000           554,440
     0.00% 06/15/2015....................   1,000,000           488,860
   Linn County Community School District
     #9 Lebanon 6.125% 06/15/2014........   1,410,000         1,569,894
     0.00% 06/15/2015....................     710,000           630,444
     0.00% 06/15/2021....................   1,000,000           879,000
   Marion County Certificates of
     Participation Courthouse Square
     Project Series A 4.40% 06/01/2010...     430,000           431,729
   Marion County School District #103C
     Woodburn Series B 0.00% 11/01/2006..   2,000,000         1,614,020
     0.00% 11/01/2007....................   2,000,000         1,532,460
     0.00% 11/01/2009....................   2,500,000         1,718,900
     0.00% 11/01/2011....................   2,210,000         1,362,642
   Multnomah County School District #3
     Parkrose 5.50% 12/01/2010...........     895,000           930,487
     5.50% 12/01/2011....................   1,000,000         1,038,300
     5.70% 12/01/2008....................   1,330,000         1,400,450
     5.70% 12/01/2009....................   1,970,000         2,066,333
   Multnomah County Sd #7 Reynolds 5.00%
     06/15/2018..........................   1,000,000           988,580
   Multnomah/Clackamas Counties
     Centennial School District #28-302
     5.375% 06/15/2016...................   2,055,000         2,123,575
     5.375% 06/15/2017...................   2,280,000         2,341,628
     5.375% 06/15/2018...................   2,490,000         2,547,519

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Northern Oregon Corrections 5.25%
     09/15/2012..........................  $1,000,000    $    1,037,740
     5.30% 09/15/2013....................   1,000,000         1,032,230
   Salem/Keizer School District #24J
     5.00% 06/01/2015....................   1,000,000         1,005,190
   State Department Administrative
     Services Certificate of
     Participation Refunding Series A
     4.50% 05/01/2012....................   1,020,000         1,016,940
     5.00% 05/01/2013....................   4,240,000         4,334,637
     5.00% 05/01/2014....................   1,000,000         1,016,530
     5.00% 05/01/2024....................   1,000,000           969,530
   Tillamook County 5.70% 01/15/2016.....     700,000           724,577
   Umpqua Community College District
     4.70% 06/01/2014....................     525,000           519,314
   Washington County School District
     #088J Sherwood Unrefunded 6.10%
     06/01/2012..........................     185,000           196,505
   Washington County School District
     #088J Sherwood 4.50% 06/15/2014.....     350,000           338,859
   Washington County School District #15
     Forest Grove 5.25% 06/01/2010.......   1,000,000         1,066,860
     5.25% 08/01/2010....................   1,150,000         1,210,950
   Washington County School District #48J
     Beaverton 5.10% 06/01/2012..........     500,000           517,105
   Yamhill County School District #40
     5.35% 06/01/2010....................     500,000           525,945
     6.00% 06/01/2009....................     500,000           559,365
                                                         --------------
                                                             71,999,234
                                                         --------------
Total General Obligation Bonds
 (Cost $156,273,851).....................                   160,701,369
                                                         --------------
REVENUE BONDS (57.4%)
 OREGON REVENUE (35.0%)
   Albany Hospital Facility Authority
     Mennonite Home 5.625% 10/01/2017....     635,000           556,685
   Bend Municipal Airport PJ Series B
     (AMT) 5.375% 06/01/2013.............     150,000           154,131
   Benton County Hospital Facilities
     Authority Refunding Samaritan Health
     Services Project 4.30% 10/01/2006...     230,000           229,197
     4.40% 10/01/2007....................     220,000           218,843
     4.80% 10/01/2011....................     245,000           244,733
     5.20% 10/01/2017....................   2,255,000         2,174,767

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Clackamas County Hospital Facility
     Authority Willamette View, Inc. PJ
     Series A 6.85% 11/01/2015...........  $1,580,000    $    1,642,299
   Clackamas County Hospital Facility
     Authority Legacy Health System
     5.375% 02/15/2012...................   3,135,000         3,263,974
     5.50% 02/15/2013....................   5,350,000         5,585,186
     5.50% 02/15/2014....................   2,385,000         2,474,557
     5.00% 02/15/2015....................   1,400,000         1,390,956
     5.00% 02/15/2016....................   1,000,000           989,260
   Clackamas County Hospital Facility
     Authority Refunding Odd Fellows Home
     Series A 5.50% 09/15/2008...........   1,540,000         1,461,321
     5.70% 09/15/2013....................     600,000           573,528
     5.875% 09/15/2021...................   3,015,000         2,588,106
   Clackamas County Hospital Facility
     Authority Robison Jewish Home
     Project 6.25% 10/01/2021............   1,630,000         1,550,277
   Clackamas County Hospital Facility
     Authority Refunding Willamette View,
     Inc. Project 6.00% 11/01/2008.......     670,000           664,345
   Clackamas County Hospital Facility
     Authority GNMA Collateral Jennings
     Lodge 7.50% 10/20/2031..............   1,030,000         1,044,317
   Clackamas County Hospital Facility
     Authority Willamette Falls Hospital
     Project 5.75% 04/01/2014............   1,005,000           984,609
     6.00% 04/01/2019....................   1,750,000         1,715,473
   Clackamas County Hospital Facility
     Kaiser Permanente Series A 5.375%
     04/01/2014..........................   7,085,000         7,192,975
   Clackamas County Hospital Facility
     Refunding Kaiser Permanente Series A
     6.50% 04/01/2011....................   1,000,000         1,023,690

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA OREGON MUNICIPAL BOND FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Clackamas County Housing Authority
     Multifamily Housing Easton Ridge
     Series A 5.80% 12/01/2016...........  $2,255,000    $    2,320,057
   Deschutes County Hospital Facility
     Authority 5.75% 01/01/2009..........   1,670,000         1,733,460
   Deschutes Valley Water District 5.875%
     09/01/2005..........................   3,670,000         3,914,642
   Eugene Airport Refunding (AMT) 5.50%
     05/01/2005..........................     260,000           270,873
     5.65% 05/01/2006....................     240,000           251,952
     5.65% 05/01/2007....................     555,000           583,449
     5.70% 05/01/2008....................     515,000           542,238
   Eugene Electric Utility Refunding
     5.80% 08/01/2008....................   1,435,000         1,464,374
     5.80% 08/01/2009....................   1,300,000         1,324,830
     6.00% 08/01/2011....................   1,375,000         1,403,820
   Gresham Sewer 5.35% 06/01/2006........     860,000           888,896
   Gresham Stormwater
     6.10% 10/01/2009....................   1,115,000         1,176,370
   Hillsboro Hospital Facility Authority
     Tuality Healthcare 5.75%
     10/01/2012..........................   6,060,000         6,014,550
   Lebanon Urban Renewal Agency 5.625%
     06/01/2019..........................   1,000,000           989,240
   Lebanon Wastewater Refunding 5.75%
     06/01/2011..........................   1,225,000         1,274,429
   Multnomah County Educational
     Facilities University of Portland
     Project 5.70% 04/01/2015............   1,000,000         1,028,460
   Myrtle Point Water 6.00% 12/01/2020...     510,000           511,148
   North Clackamas Parks & Recreation
     District Facilities 5.70%
     04/01/2013..........................   2,920,000         3,162,126
   Northern Wasco County People's Utility
     District Electric 0.00%
     02/01/2006..........................     610,000           491,874
     0.00% 02/01/2007....................     585,000           439,317
     0.00% 02/01/2008....................     610,000           425,811
     0.00% 02/01/2011....................     500,000           281,590
   Oregon Health, Housing, Educational &
     Cultural Facilities Authority
     Linfield College Project Series A
     5.50% 10/01/2018....................   1,000,000           966,230
     4.55% 10/01/2008....................     525,000           517,624
     4.65% 10/01/2009....................     555,000           543,478

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Oregon Health, Housing, Educational &
     Cultural Facilities Authority
     Goodwill Industries Lane County
     Series A 6.65% 11/15/2022...........  $4,140,000    $    4,009,921
   Oregon Health, Housing, Educational &
     Cultural Facilities Authority Reed
     College Project Series A 5.30%
     07/01/2011..........................     500,000           519,180
   Oregon Health, Housing, Educational &
     Cultural Facilities
     Authority/Aquarium 4.75%
     10/01/2008..........................   1,550,000         1,394,628
     4.90% 10/01/2009....................     670,000           600,307
   Oregon Housing & Community Services
     Department Mortgage Single Family
     Program Series A (AMT) 6.20%
     07/01/2027..........................   3,700,000         3,800,677
   Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series D 6.70% 07/01/2013...   1,000,000         1,026,830
   Oregon Housing & Community Services
     Department Housing Finance Assisted
     Insured Multi Unit B 6.80%
     07/01/2013..........................   8,360,000         8,585,469
   Oregon Housing & Community Services
     Department Mortgage Single Family
     Program Series F (AMT) 5.65%
     07/01/2028..........................   1,225,000         1,232,019
   Oregon Housing & Community Services
     Department Mortgage Single Family
     Series F MBIA IBC (AMT) 5.65%
     07/01/2028..........................     915,000           921,423
   Oregon Housing & Community Services
     Department Mortgage Single Family
     Project Series E 5.375%
     07/01/2021..........................   3,975,000         4,025,562
   Oregon Housing & Community Services
     Department Mortgage Single Family
     Program Series A 4.85% 07/01/2010...     310,000           318,872
   Oregon Housing & Community Services
     Mountain Shadows Apts. B1 6.25%
     12/01/2005..........................   4,000,000         4,014,960

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series L (AMT) 5.90%
     07/01/2031..........................  $4,220,000    $    4,270,471
   Oregon Housing Financial 5.80%
     07/01/2009..........................     315,000           316,710
   Oregon State Health, Housing,
     Educational & Cultural Facilities
     Authority St. Anthony Village
     Housing Series A (AMT) 7.25%
     06/01/2028..........................   1,500,000         1,444,605
   Oregon State Housing & Community
     Services Department Multifamily
     Housing Series B (AMT) 6.00%
     07/01/2031..........................   6,935,000         7,120,650
   Oregon State Housing & Community
     Services Department Single Family
     Mortgage Program Series L 6.05%
     07/01/2020..........................   2,550,000         2,661,435
   Oregon State Housing & Community
     Services Community Services
     Department Mortgage Series M (AMT)
     5.80% 07/01/2012....................     840,000           885,503
   Oregon State Housing & Community
     Services Single Family Mortgage PG
     Series E 5.80% 07/01/2014...........   1,080,000         1,139,929
   Oregon State Housing & Community
     Services Dept. Mortgage Single
     Family Series E 5.70% 07/01/2012....   1,210,000         1,286,061
     6.00% 07/01/2020....................   3,000,000         3,123,330
   Port Morrow 6.70% 06/01/2020..........   2,000,000         1,993,080
   Port of St. Helens
     5.60% 08/01/2014....................     315,000           313,907
     5.75% 08/01/2019....................     425,000           423,445
   Port of St. Helens Pollution Control
     Portland General Electric Co.
     Series A
     4.80% 04/01/2010....................   5,195,000         5,090,788
   Port of St. Helens Pollution Control
     Portland General Electric Co.
     Series B
     4.80% 06/01/2010....................   3,500,000         3,428,950
   Port Umpqua Pollution Control
     Refunding International Paper Co.
     PJS A
     5.05% 06/01/2009....................     300,000           300,789
   Portland Housing Authority Multifamily
     Housing Senior Lien Civic Apartments
     Series A
     5.60% 01/01/2018....................   1,240,000         1,271,818

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Portland Housing Authority Refunding
     Pooled Housing Series A
     5.00% 01/01/2019....................  $3,600,000    $    3,454,056
     4.50% 01/01/2009....................     660,000           668,791
   Portland Hydroelectric Power
     6.80% 10/01/2004....................     465,000           466,070
   Portland Parking Refunding
     6.375% 10/01/2012...................   1,700,000         1,707,854
   Powell Valley Water District
     6.00% 02/01/2015....................     620,000           631,495
   Prineville Sewer First Lien
     6.50% 07/01/2004....................     500,000           531,985
   Redmond Urban Renewal Agency Downtown
     Area B
     5.65% 06/01/2013....................     720,000           722,261
     5.85% 06/01/2019....................     785,000           787,426
   Redmond Urban Renewal Agency Refunding
     South Airport Industrial Area A
     5.70% 06/01/2019....................     650,000           646,893
   Reedsport Water
     7.00% 10/01/2014....................     520,000           548,938
   Salem Hospital Facility Authority
     5.00% 08/15/2018....................   2,000,000         1,943,300
     5.25% 08/15/2014....................   2,900,000         2,962,176
   Salem Hospital Facility Authority
     Capital Manor, Inc.
     7.50% 12/01/2024....................     905,000           929,679
   Sheridan Water
     6.20% 05/01/2015....................     625,000           648,225
     6.45% 05/01/2020....................     520,000           536,942
   Sheridan Water Refunding
     5.35% 04/01/2018....................     300,000           291,519
   South Fork Water Board First Lien
     5.45% 02/01/2014....................   1,300,000         1,313,507
   Umatilla County Hospital Facility
     Authority Catholic Health
     Initiatives Series A
     6.00% 12/01/2030....................   4,825,000         5,043,814
     5.75% 12/01/2020....................     530,000           548,497
   Veneta Urban Renewal Agency
     5.375% 02/15/2016...................     500,000           490,660
     5.625% 02/15/2021...................   1,100,000         1,079,969

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA OREGON MUNICIPAL BOND FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Washington County Housing Authority
     Authority Affordable Housing
     6.00% 07/01/2020....................  $2,000,000    $    1,942,680
   Washington County Housing Authority
     Multifamily Bethany Meadows Project
     (AMT) 6.25% 08/01/2010..............     850,000           850,459
                                                         --------------
                                                            164,512,582
                                                         --------------
 INSURED REVENUE (22.4%)
   Clackamas County Health Facility
     Authority Refunding Adventist Health
     A 6.35% 03/01/2009..................   1,525,000         1,579,122
   Emerald Peoples Utilities District
     7.20% 11/01/2006....................     630,000           731,865
     7.35% 11/01/2010....................   2,160,000         2,656,843
     7.35% 11/01/2011....................   2,000,000         2,488,240
     7.35% 11/01/2012....................   2,490,000         3,126,021
     7.35% 11/01/2013....................   2,675,000         3,337,357
   Eugene Electric Utilities System
     Series B
     5.00% 08/01/2023....................     525,000           509,964
     4.55% 08/01/2010....................     600,000           601,020
     4.65% 08/01/2011....................     375,000           375,660
     5.00% 08/01/2018....................   1,000,000         1,000,460
   Marion County Certificates of
     Participation Courthouse Square
     Project Series A
     4.60% 06/01/2012....................     355,000           356,413
   Medford Hospital Facilities Authority
     Asante Health System Series A 5.25%
     08/15/2008..........................   1,645,000         1,744,983
     5.25% 08/15/2010....................   1,500,000         1,582,140
     5.25% 08/15/2011....................     800,000           838,800
   Multnomah County EDL Facilities
     Refunding University of Portland
     Project 5.75% 04/01/2010............   1,000,000         1,091,680
     5.00% 04/01/2011....................   1,150,000         1,192,561
   Ontario Catholic Health Holy Rosary
     Medical Center 5.50% 11/15/2012.....   1,500,000         1,574,280
   Oregon Department of Administrative
     Services Certificates Participation
     Series A
     5.30% 05/01/2008....................     750,000           800,332
     6.00% 05/01/2012....................   2,695,000         3,037,022
     5.70% 05/01/2015....................   1,000,000         1,042,890
     6.25% 05/01/2018....................   1,000,000         1,147,120
     5.75% 05/01/2020....................   1,500,000         1,584,480

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Oregon Department of Administrative
     Services Certificates Participation
     Series B
     5.50% 11/01/2011....................  $1,635,000    $    1,737,531
     5.00% 11/01/2013....................   1,000,000         1,018,950
   Oregon Department of Administrative
     Services Certificates Participation
     Series C
     5.50% 05/01/2011....................   2,000,000         2,116,280
     5.75% 05/01/2017....................   2,000,000         2,104,780
   Oregon Department of General Services
     Certificates of Participation
     Series C
     5.80% 03/01/2015....................     840,000           858,522
   Oregon Health Housing, Educational &
     Cultural Facilities Authority Reed
     College Project Series A
     5.10% 07/01/2010....................     900,000           950,706
   Oregon Health Sciences University
     Capital Appreciation Series A
     0.00% 07/01/2021....................  12,285,000         4,097,416
   Oregon Health Sciences University
     Series A 0.00% 07/01/2009...........   1,530,000         1,067,818
     0.00% 07/01/2012....................   1,315,000           774,180
     0.00% 07/01/2014....................   2,495,000         1,298,947
     0.00% 07/01/2015....................   4,325,000         2,115,271
   Oregon Health, Housing, Educational &
     Cultural Facilities Authority Lewis
     & Clark College
     6.00% 10/01/2013....................     965,000         1,028,729
   Oregon Housing & Community Services
     Department Single Family Mortgage
     Project Series J (AMT)
     5.75% 07/01/2029....................   8,985,000         9,070,807
   Oregon State Department Administrative
     Services Lottery Education Project
     5.25% 04/01/2013....................   1,500,000         1,565,325

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Oregon State Department Administrative
     Services Lottery Education Projects
     Series A
     5.25% 04/01/2011....................  $4,000,000    $    4,236,200
   Oregon State Economic Development Dove
     Lewis 24 Hour Emergency Animal
     Hospital
     7.00% 12/01/2019....................   1,510,000         1,548,762
   Port of Portland Airport Refunding
     Portland International Airport
     Series 12B
     5.25% 07/01/2012....................   1,000,000         1,049,740
   Port of Portland International Airport
     Series A
     5.50% 07/01/2024....................   8,000,000         8,154,800
   Portland Arena Gas Tax
     0.00% 06/01/2016....................   1,100,000           462,539
     0.00% 06/01/2017....................   2,320,000           910,484
   Portland Gas Tax Series A
     5.80% 06/01/2016....................   1,625,000         1,708,379
   Portland Sewer System Series A
     4.50% 06/01/2015....................   1,510,000         1,449,132
     4.50% 06/01/2018....................   3,030,000         2,799,084
   Salem Water & Sewer
     5.30% 06/01/2015....................   1,500,000         1,547,490
   Tri County Metropolitan Transportation
     District Series 1
     5.40% 06/01/2019....................   4,200,000         4,269,972
   Tualatin Hills Park & Recreation
     District
     5.75% 03/01/2014....................     990,000         1,087,010
   Washington County Housing Authority
     Multifamily Tualatin Meadows (AMT)
     5.90% 11/01/2018....................   1,000,000         1,037,140
   Washington County Unified Sewer Agency
     5.50% 10/01/2016....................   1,250,000         1,288,812
   Washington County Unified Sewer Agency
     Series A
     0.00% 10/01/2003....................   1,000,000           927,500
     0.00% 10/01/2005....................   5,230,000         4,435,458
     0.00% 10/01/2007....................   4,835,000         3,717,680
   Western Lane Hospital District
     Facility Authority Refunding Sisters
     St. Joseph Peace
     5.625% 08/01/2007...................   2,460,000         2,626,099
                                                         --------------
                                                            105,460,796
                                                         --------------
Total Revenue Bonds
 (Cost $263,352,002).....................                   269,973,378
                                                         --------------

                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
 PRE-REFUNDED BONDS (2.1%)
   Oregon City Sewer
     6.50% 10/01/2007....................  $  500,000    $      542,365
   Portland Recreational Facilities
     Improvements Series A
     5.75% 06/01/2012....................   1,370,000         1,475,860
     5.75% 06/01/2013....................   1,345,000         1,448,928
     5.75% 06/01/2015....................   1,155,000         1,244,247
   Portland Recreational Facilities
     Improvements Series B
     5.75% 06/01/2014....................   1,750,000         1,885,222
     5.75% 06/01/2015....................   2,955,000         3,183,333
                                                         --------------
Total Pre-Refunded Bonds
 (Cost $9,036,351).......................                     9,779,955
                                                         --------------
 OTHER BONDS (3.4%)
   Grants Pass Urban Renewal Agency Tax
     Increment
     6.125% 08/01/2012...................     755,000           755,717
   Hood River Urban Renewal Agency
     6.25% 12/15/2011....................   1,250,000         1,340,888
   Lebanon Urban Renewal
     6.00% 06/01/2020....................   1,580,000         1,583,318
   Lebanon Special Obligation Refunding
     Lease Water
     5.40% 10/01/2013....................     755,000           762,293
   Lebanon Urban Renewal Agency
     5.75% 06/01/2015....................   1,120,000         1,123,954
   Medford Urban Renewal Agency
     5.875% 09/01/2010...................     500,000           527,365
   Multnomah County Certificate of
     Participation
     4.55% 08/01/2010....................   1,000,000         1,009,500
   Newberg Certificates of Participation
     6.20% 12/01/2001....................     410,000           414,879
   Portland Airport Way Urban Renewal &
     Redevelopment Tax Increment Series C
     5.90% 06/01/2006....................     860,000           895,036
   Portland Urban Renewal & Redevelopment
     Convention Center Series A
     5.75% 06/15/2017....................   1,500,000         1,595,070
     5.75% 06/15/2018....................   2,050,000         2,173,287
   Portland Urban Renewal & Redevelopment
     Unrefunded Balance Series L
     6.40% 06/01/2008....................   1,695,000         1,734,849
   Seaside Urban Renewal Agency Greater
     Seaside Urban Renewal
     5.25% 06/01/2015....................   1,000,000           973,670

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


COLUMBIA OREGON MUNICIPAL BOND FUND
(CONT.)
JUNE 30, 2001 (UNAUDITED)
                                           PRINCIPAL
                                             AMOUNT          VALUE
-----------------------------------------------------------------------
   Wilsonville Limited Tax Improvement
     5.00% 12/01/2020....................  $1,025,000    $    1,027,737
                                                         --------------
Total Other Bonds
 (Cost $15,510,694)......................                    15,917,563
                                                         --------------
U.S. TERRITORIES (1.1%)
   Guam Housing Corporation Single Family
     Mortgage Backed Securities Series A
     (AMT)
     5.75% 09/01/2031....................   1,500,000         1,539,105
   Puerto Rico Housing Finance Corp.
     Multifamily Mortgage Portfolio A1
     7.50% 04/01/2022....................   1,365,000         1,383,905
   Puerto Rico Housing Finance Corp.
     Single Family Mortgage Portfolio 1
     Series C
     6.75% 10/15/2013....................     710,000           726,628
   Virgin Islands Public Finance
     Authority Unrefunded Balance Series
     A
     7.30% 10/01/2018....................   1,185,000         1,478,667
                                                         --------------
Total U.S. Territories Bonds
 (Cost $4,885,869).......................                     5,128,305
                                                         --------------
TAX EXEMPT MONEY MARKET INVESTMENT (0.7%)
 SEI Tax Exempt Trust
   (Cost $3,495,718).....................   3,495,718         3,495,718
                                                         --------------
TOTAL INVESTMENTS (98.8%)
 (Cost $452,554,485).....................                   464,996,288
OTHER ASSETS LESS LIABILITIES (1.2%).....                     5,688,923
                                                         --------------
NET ASSETS (100.0%)......................                $  470,685,211
                                                         ==============

COLUMBIA HIGH YIELD FUND
JUNE 30, 2001 (UNAUDITED)
                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CORPORATE NOTES & BONDS (90.2%)
 AEROSPACE (0.4%)
   Alliant Techsystems, Inc. (144A)
     Senior Subordinated Notes
     8.50% 05/15/2011....................  $   750,000    $    757,500
                                                          ------------
 AUTOMOTIVE/AUTO PARTS (2.9%)
   American Axle & Manufacturing, Inc.
     Senior Subordinated Notes
     9.75% 03/01/2009....................    3,450,000       3,450,000

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Lear Corp.
     Senior Notes, Series B
     7.96% 05/15/2005....................  $ 1,750,000    $  1,781,302
                                                          ------------
                                                             5,231,302
                                                          ------------
 BROADCASTING (0.8%)
   Heritage Media Corp.
     Senior Subordinated Notes
     8.75% 02/15/2006....................    1,500,000       1,500,000
                                                          ------------
 CABLE TV (9.2%)
   Adelphia Communications Corp.
     Senior Discount Notes
     0.00% 03/15/2003....................       50,000          40,750
   Adelphia Communications Corp.
     Senior Notes, Series B
     10.50% 07/15/2004...................    2,500,000       2,562,500
   Adelphia Communications Corp.
     Senior Notes
     9.50% 03/01/2005....................      500,000         485,000
   Charter Communications Holdings
     L.L.C./Charter Communications
     Holdings Capital Corp.
     Senior Notes
     10.75% 10/01/2009...................    3,000,000       3,112,500
     11.125% 01/15/2011..................      500,000         525,000
   CSC Holdings, Inc.
     Senior Notes
     7.875% 12/15/2007...................    3,250,000       3,206,158
   CSC Holdings, Inc.
     Senior Debentures, Series B
     8.125% 08/15/2009...................      475,000         470,188
   Mediacom L.L.C./Mediacom Capital Corp.
     (144A)
     Senior Notes
     9.50% 01/15/2013....................    3,000,000       2,835,000
   Rogers Cablesystems Ltd.
     Notes
     9.625% 08/01/2002...................      490,000         502,250
   Rogers Cablesystems Ltd.
     Senior Secured Second Priority
     Debentures
     10.00% 12/01/2007...................      500,000         535,000
   Rogers Communications, Inc.
     Senior Notes
     8.875% 07/15/2007...................    1,000,000         990,000
   Shaw Communications, Inc.
     Senior Notes
     8.25% 04/11/2010....................    1,000,000       1,050,710
                                                          ------------
                                                            16,315,056
                                                          ------------

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
 CONSUMER PRODUCTS (1.9%)
   The Scotts Co.
     Senior Subordinated Notes
     8.625% 01/15/2009...................  $ 3,225,000    $  3,285,469
                                                          ------------
 CONTAINERS (2.9%)
   Ball Corp.
     Senior Subordinated Notes
     8.25% 08/01/2008....................    1,500,000       1,515,000
   Silgan Holdings, Inc.
     Senior Subordinated Debentures
     9.00% 06/01/2009....................    3,575,000       3,557,125
                                                          ------------
                                                             5,072,125
                                                          ------------
 DIVERSIFIED MEDIA (4.7%)
   Fox/Liberty Networks L.L.C.
     Senior Notes
     8.875% 08/15/2007...................    2,750,000       2,873,750
   Lamar Media Corp.
     Senior Subordinated Notes
     9.25% 08/15/2007....................    1,000,000       1,045,000
     9.625% 12/01/2006...................    2,250,000       2,362,500
   Outdoor Systems, Inc.
     Senior Subordinated Notes
     8.875% 06/15/2007...................      750,000         802,500
     9.375% 10/15/2006...................    1,285,000       1,340,833
                                                          ------------
                                                             8,424,583
                                                          ------------
 ELECTRIC (4.3%)
   AES Corp.
     Senior Subordinated Notes
     10.25% 07/15/2006...................    1,800,000       1,809,000
   AES Corp.
     Notes
     8.75% 06/15/2008....................    2,000,000       1,955,000
   Calpine Corp.
     Senior Notes
     7.625% 04/15/2006...................    1,500,000       1,450,995
     8.75% 07/15/2007....................    2,500,000       2,477,575
                                                          ------------
                                                             7,692,570
                                                          ------------
 ENERGY (9.7%)
   El Paso Energy Partners L.P. (144A)
     Senior Subordinated Notes
     8.50% 06/01/2011....................    3,750,000       3,750,000
   Gulf Canada Resources Ltd.
     Senior Subordinated Debentures
     9.625% 07/01/2005...................    1,350,000       1,388,812
   Key Energy Services, Inc. (144A)
     Senior Notes
     8.375% 03/01/2008...................    2,500,000       2,518,150

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Newpark Resources, Inc.
     Senior Subordinated Notes, Series B
     8.625% 12/15/2007...................  $ 3,000,000    $  2,970,000
   Pride International, Inc.
     Senior Notes
     9.375% 05/01/2007...................    1,500,000       1,578,750
     10.00% 06/01/2009...................    1,000,000       1,100,000
   Vintage Petroleum, Inc.
     Senior Subordinated Notes
     9.75% 06/30/2009....................    3,700,000       4,014,500
                                                          ------------
                                                            17,320,212
                                                          ------------
 ENTERTAINMENT/FILM (1.9%)
   Six Flags, Inc.
     Senior Notes
     9.75% 06/15/2007....................      500,000         510,000
   Six Flags, Inc. (144A)
     Senior Notes
     9.50% 02/01/2009....................    2,750,000       2,853,125
                                                          ------------
                                                             3,363,125
                                                          ------------
 ENVIRONMENTAL (2.2%)
   Allied Waste North America, Inc.
     Senior Subordinated Notes, Series B
     10.00% 08/01/2009...................    3,750,000       3,853,125
                                                          ------------
 GAMING (6.7%)
   Harrah's Operating, Inc.
     Senior Subordinated Notes
     7.875% 12/15/2005...................    2,750,000       2,791,250
   International Game Technology
     Senior Notes
     7.875% 05/15/2004...................    1,000,000       1,010,000
   Park Place Entertainment Corp.
     Senior Subordinated Notes
     9.375% 02/15/2007...................    4,000,000       4,205,000
   Station Casinos, Inc.
     Senior Subordinated Notes
     9.75% 04/15/2007....................    3,750,000       3,862,500
                                                          ------------
                                                            11,868,750
                                                          ------------
 HEALTH CARE (8.1%)
   AdvancePCS
     Senior Notes
     8.50% 04/01/2008....................    3,000,000       3,060,000
   HCA - The Healthcare Co.
     Notes
     6.91% 06/15/2005....................    2,000,000       1,950,000
     7.00% 07/01/2007....................    1,000,000         960,000
   Magellan Health Services, Inc. (144A)
     Senior Notes
     9.375% 11/15/2007...................    1,500,000       1,524,375

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND (CONT.)
JUNE 30, 2001 (UNAUDITED)
                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Omnicare, Inc. (144A)
     Senior Notes
     8.125% 03/15/2011...................  $ 1,500,000    $  1,515,000
   Select Medical Corp. (144A)
     Senior Subordinated Notes
     9.50% 06/15/2009....................    2,000,000       1,940,000
   Tenet Healthcare Corp.
     Senior Notes
     8.625% 12/01/2003                       1,250,000       1,296,875
   Tenet Healthcare Corp.
     Senior Subordinated Notes, Series B
     8.125% 12/01/2008...................    1,250,000       1,289,063
   Triad Hospitals, Inc. (144A)
     Senior Notes
     8.75% 05/01/2009....................      950,000         966,625
                                                          ------------
                                                            14,501,938
                                                          ------------
 HOMEBUILDERS/REAL ESTATE (4.4%)
   Health Care Property Investors, Inc.
     Notes
     6.875% 06/08/2005...................    1,500,000       1,472,700
   Simon Property Group, Inc.
     Notes
     6.75% 02/09/2004....................    2,700,000       2,710,422
   Toll Corp.
     Senior Subordinated Notes
     7.75% 09/15/2007....................    1,500,000       1,441,875
     8.00% 05/01/2009....................      500,000         485,000
     8.75% 11/15/2006....................    1,750,000       1,763,125
                                                          ------------
                                                             7,873,122
                                                          ------------
 HOTELS (5.3%)
   Extended Stay America, Inc. (144A)
     Senior Subordinated Notes
     9.875% 06/15/2011...................    3,500,000       3,465,000
   HMH Properties, Inc.
     Senior Secured Notes, Series A
     7.875% 08/01/2005...................    3,000,000       2,932,500
   Meristar Hospital Corp. (144A) Senior
     Notes
     9.00% 01/15/2008....................    3,000,000       3,022,500
                                                          ------------
                                                             9,420,000
                                                          ------------
 MISCELLANEOUS (3.2%)
   United Rentals, Inc.
     Senior Subordinated Notes, Series B
     8.80% 08/15/2008....................    1,000,000         915,000
     9.50% 06/01/2008....................    1,950,000       1,847,625

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   United Rentals, Inc.
     Senior Notes, Series B
     9.25% 01/15/2009....................  $ 1,000,000    $    930,000
   United Stationers Supply Co.
     Senior Subordinated Notes
     8.375% 04/15/2008...................    2,000,000       1,980,000
                                                          ------------
                                                             5,672,625
                                                          ------------
 PAPER/FOREST PRODUCTS (2.8%)
   Buckeye Technologies, Inc.
     Senior Subordinated Notes
     8.50% 12/15/2005....................    1,500,000       1,488,750
   Georgia-Pacific Corp.
     Notes
     8.125% 05/15/2011...................    3,500,000       3,505,915
                                                          ------------
                                                             4,994,665
                                                          ------------
 PUBLISHING/PRINTING (2.2%)
   Primedia, Inc.
     Senior Notes
     10.25% 06/01/2004...................    1,000,000       1,035,000
   Primedia, Inc.
     Senior Notes, Series B
     8.50% 02/01/2006....................    3,000,000       2,865,000
                                                          ------------
                                                             3,900,000
                                                          ------------
 RESTAURANTS (2.1%)
   TRICON Global Restaurants, Inc.
     Senior Notes
     7.45% 05/15/2005....................    3,750,000       3,703,125
                                                          ------------
 SERVICES (1.6%)
   Iron Mountain, Inc.
     Senior Subordinated Notes
     10.125% 10/01/2006..................    1,500,000       1,578,750
   Pierce Leahy Corp.
     Senior Subordinated Notes
     9.125% 07/15/2007...................    1,250,000       1,293,750
                                                          ------------
                                                             2,872,500
                                                          ------------
 SHIPPING (1.7%)
   Teekay Shipping Corp. (144A)
     Senior Notes
     8.875% 07/15/2011...................    2,975,000       3,004,750
                                                          ------------
 SOVEREIGN - OTHER (2.3%)
   United Mexican States
     Notes
     9.875% 02/01/2010...................    3,750,000       4,102,500
                                                          ------------
 SPECIALTY RETAILERS (0.6%)
   *Flooring America, Inc.
     Senior Subordinated Notes, Series B
     12.75% 10/15/2002                         869,500          43,475

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Zale Corp.
     Senior Notes, Series B
     8.50% 10/01/2007....................  $ 1,110,000    $  1,043,400
                                                          ------------
                                                             1,086,875
                                                          ------------
 SUPERMARKETS (2.0%)
   Winn-Dixie Stores, Inc.
     Senior Notes
     8.875% 04/01/2008...................    3,500,000       3,535,000
                                                          ------------
 TELECOMMUNICATIONS (6.3%)
   American Tower Corp. (144A)
     Senior Notes
     9.375% 02/01/2009...................    2,500,000       2,337,500
   Crown Castle International Corp.
     Senior Notes
     10.75% 08/01/2011...................    3,000,000       2,880,000
   Flag Ltd.
     Senior Notes
     8.25% 01/30/2008....................    1,750,000       1,365,000
   Level 3 Communications, Inc.
     Senior Notes
     11.00% 03/15/2008...................    1,500,000         652,500
   McLeodUSA, Inc.
     Senior Notes
     9.25% 07/15/2007....................      500,000         280,000
     11.375% 01/01/2009..................    1,750,000       1,093,750
   Nextel Communications, Inc.
     Senior Notes
     9.375% 11/15/2009...................    2,500,000       1,975,000
   Time Warner Telecom, Inc.
     Senior Notes
     10.125% 02/01/2011..................      750,000         671,250
                                                          ------------
                                                            11,255,000
                                                          ------------
Total Corporate Notes & Bonds
 (Cost $163,102,283).....................                  160,605,917
                                                          ------------
REPURCHASE AGREEMENTS (7.7%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001, due
     07/02/2001 in the amount of
     $9,135,683. Collateralized by
     U.S. Treasury Notes
     7.25% due 08/15/2004
     U.S. Treasury Bonds
     5.375% to 15.75% due
     08/15/2001 to 02/15/2031
     U.S. Treasury Strips due
     08/15/2001 to 08/15/2028............    9,134,696       9,134,696

                                            PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
   Merrill Lynch
     3.95% dated 06/29/2001, due
     07/02/2001 in the amount of
     $4,600,498. Collateralized by U.S.
     Treasury Strips 8.125% to 8.75% due
     08/15/2012 to 05/15/2025............  $ 4,600,000    $  4,600,000
                                                          ------------
Total Repurchase Agreements
 (Cost $13,734,696)......................                   13,734,696
                                                          ------------
TOTAL INVESTMENTS (97.9%)
 (Cost $176,836,979).....................                  174,340,613
OTHER ASSETS LESS LIABILITIES (2.1%).....                    3,777,415
                                                          ------------
NET ASSETS (100.0%)......................                 $178,118,028
                                                          ============

* Flooring America, Inc., filed a bankruptcy petition for reorganization on June 15, 2000. Effective on that date, interest is not being accrued.

COLUMBIA DAILY INCOME COMPANY
JUNE 30, 2001 (UNAUDITED)
                                           PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.4%)
   Fannie Mae
     5.40% 01/18/2002...................  $25,000,000    $   25,000,000
   *Federal Home Loan Mortgage Corp.
     3.77% 09/17/2001...................   20,000,000        19,997,216
   *Sallie Mae
     3.90% 08/08/2001...................   20,000,000        19,998,964
   *Sallie Mae
     3.95% 08/14/2001...................   25,000,000        25,000,996
                                                         --------------
Total U.S. Government Securities
 (Cost $89,997,176).....................                     89,997,176
                                                         --------------
COMMERCIAL PAPER (92.4%)
   Abbey National NA
     5.18% 07/17/2001...................   12,000,000        11,970,647
     5.18% 07/25/2001...................   17,000,000        16,938,847
     3.75% 09/11/2001...................   10,000,000         9,923,958
   American Express Credit Corp.
     3.83% 09/27/2001...................   13,000,000        12,876,908
   American General Finance Corp.
     3.94% 08/03/2001...................   17,000,000        16,936,741
     4.23% 08/16/2001...................   27,000,000        26,850,892
   American Honda Finance Corp.
     3.92% 07/13/2001...................   16,000,000        15,977,351
     3.66% 08/17/2001...................    6,500,000         6,468,280
   Anheuser Busch
     4.63% 07/03/2001...................   25,000,000        24,990,354

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA DAILY INCOME COMPANY (CONT.)
JUNE 30, 2001 (UNAUDITED)
                                           PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   Archer Daniels Midland Co.
     4.56% 07/10/2001...................  $22,000,000    $   21,972,133
   Bank of America Corp.
     3.90% 07/18/2001...................   10,000,000         9,980,500
     3.99% 08/09/2001...................   20,000,000        19,911,333
     3.82% 08/15/2001...................   12,800,000        12,737,522
   Bank One Corp.
     4.18% 08/22/2001...................   19,250,000        19,131,538
     4.15% 08/29/2001...................   19,000,000        18,868,583
   Barclays U.S. Funding Corp.
     3.57% 09/27/2001...................   15,000,000        14,867,612
     3.57% 09/27/2001...................    8,000,000         7,929,393
     3.67% 09/28/2001...................   15,000,000        14,862,375
   Becton, Dickinson & Co.
     4.15% 08/07/2001...................   15,000,000        14,934,292
     4.15% 08/07/2001...................    7,902,000         7,867,385
     3.88% 08/21/2001...................   21,000,000        20,882,307
   Campbell Soup Co.
     3.91% 08/23/2001...................   11,000,000        10,935,485
     3.92% 09/18/2001...................   25,000,000        24,782,222
   Caterpillar Financial Services Corp.
     3.83% 07/23/2001...................   15,300,000        15,262,562
     3.61% 09/19/2001...................   11,000,000        10,910,652
     3.72% 09/25/2001...................    9,500,000         9,414,595
   Chevron Transport Corp.
     4.51% 07/16/2001...................   12,000,000        11,975,947
   Chevron U.K. Investment plc
     4.20% 07/24/2001...................   17,000,000        16,952,400
     4.19% 08/17/2001...................   14,000,000        13,921,787
   CIT Group, Inc.
     4.16% 08/10/2001...................   15,000,000        14,928,933
     3.75% 09/13/2001...................   16,000,000        15,875,000
     3.74% 09/21/2001...................   12,000,000        11,896,527
   Citicorp
     3.81% 08/02/2001...................   13,200,000        13,153,899
     3.63% 08/23/2001...................   10,700,000        10,641,738
   Deutsche Bank Financial, Inc.
     4.00% 07/12/2001...................   25,000,000        24,966,667
     3.90% 08/24/2001...................   19,000,000        18,886,792
   Dow Chemical Co.
     4.18% 07/27/2001...................   14,000,000        13,956,110
     3.84% 08/09/2001...................   13,000,000        12,944,533
   Eastman Kodak Co.
     4.72% 07/05/2001...................   15,000,000        14,990,167
     4.23% 07/30/2001...................   12,000,000        11,957,700
     3.93% 08/13/2001...................   15,000,000        14,927,950

                                           PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   Ford Motor Credit Co.
     4.64% 07/02/2001...................  $16,000,000    $   15,995,876
     3.87% 08/02/2001...................   12,000,000        11,957,430
     3.54% 10/26/2001...................   16,000,000        15,814,347
   General Electric Capital Corp.
     5.05% 07/13/2001...................   14,000,000        13,974,469
     3.51% 10/23/2001...................   11,000,000        10,876,662
   General Motors Acceptance Corp.
     5.06% 07/12/2001...................   14,000,000        13,976,387
     3.90% 07/26/2001...................   20,000,000        19,943,667
   Gillette Co.
     4.67% 07/06/2001...................   14,000,000        13,989,103
   Goldman Sachs & Co.
     4.00% 07/09/2001...................   12,500,000        12,487,500
     4.24% 07/18/2001...................   11,000,000        10,976,680
     3.78% 10/01/2001...................   13,000,000        12,873,055
   Grainger, W.W., Inc.
     4.05% 07/05/2001...................   10,600,000        10,594,037
   Honeywell International, Inc.
     4.15% 07/02/2001...................   15,867,000        15,863,342
     3.72% 08/31/2001...................   10,000,000         9,935,933
   Household Finance Corp.
     4.68% 07/19/2001...................   15,000,000        14,962,950
     4.63% 07/26/2001...................    5,000,000         4,983,281
     3.76% 09/14/2001...................   12,000,000        11,904,747
   International Lease Finance Corp.
     3.73% 08/13/2001...................    6,000,000         5,972,647
     3.60% 09/12/2001...................   18,000,000        17,866,800
   J.P. Morgan Chase
     3.90% 07/31/2001...................   15,000,000        14,949,625
     3.89% 07/31/2001...................    9,500,000         9,468,178
     3.94% 08/06/2001...................   15,000,000        14,939,258
   John Deere Capital Corp.
     3.94% 07/23/2001...................   10,800,000        10,772,814
   Lehman Brothers Holdings
     4.60% 07/20/2001...................   21,000,000        20,946,333
   McGraw-Hill Cos
     3.78% 08/10/2001...................   13,000,000        12,944,035
     3.74% 09/10/2001...................   23,000,000        22,827,960
   Metlife Funding, Inc.
     3.57% 09/20/2001...................   13,000,000        12,894,288
   Morgan Stanley Dean Witter & Co.
     3.78% 07/06/2001...................   20,000,000        19,987,400
     3.75% 08/01/2001...................    8,900,000         8,870,333
     3.70% 10/02/2001...................   14,000,000        13,864,744
   Pitney Bowes, Inc.
     4.60% 07/16/2001...................   21,000,000        20,957,067
   PPG Industries, Inc.
     3.80% 07/20/2001...................    7,500,000         7,484,167

                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT           VALUE
-----------------------------------------------------------------------
   Prudential Funding Corp.
     4.59% 07/11/2001...................  $21,000,000    $   20,970,547
   UBS Finance, Inc.
     3.93% 08/06/2001...................   13,000,000        12,947,491
     3.52% 09/26/2001...................   14,000,000        13,879,538
     3.56% 09/28/2001...................   16,000,000        15,857,600
   Verizon Network Funding
     3.88% 08/03/2001...................   12,000,000        11,956,027
                                                         --------------
Total Commercial Paper (Cost
 $1,131,626,935)........................                  1,131,626,935
                                                         --------------
REPURCHASE AGREEMENT (0.2%)
   J.P. Morgan Securities, Inc.
     3.94% Dated 06/29/2001,
     due 07/02/2001 in the amount of
     $2,710,955. Collateralized by
     U.S. Treasury Notes
     7.25% due 08/15/2004
     U.S. Treasury Bonds
     5.375% to 15.75% due
     08/15/2001 to 02/15/2031
     U.S. Treasury Strips due
     08/15/2001 to 08/15/2028
     (Cost $2,710,662)..................    2,710,662         2,710,662
                                                         --------------
TOTAL INVESTMENTS (100.0%)
 (Cost $1,224,334,773)..................                  1,224,334,773
OTHER ASSETS LESS LIABILITIES (0.0%)....                        317,571
                                                         --------------
NET ASSETS (100.0%).....................                 $1,224,652,344
                                                         ==============

* Floating rate note whose interest rate is reset periodically based on an index. The interest rate shown reflects the rate at June 30, 2001.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
COLUMBIA FUNDS
June 30, 2001 (Unaudited)
(In Thousands except Net Asset Value)

                                                      COMMON                         INTERNATIONAL
                                                      STOCK           GROWTH             STOCK           SPECIAL        SMALL CAP
                                                       FUND            FUND              FUND              FUND           FUND
                                                     --------       ----------       -------------       --------       ---------
ASSETS:
 Investments at cost..........................       $650,071       $1,257,557         $152,663          $828,036       $500,673
 Investments at cost -- federal income tax
   purposes...................................       $654,177       $1,281,996         $153,519          $851,810       $503,035
----------------------------------------------       --------       ----------         --------          --------       --------
 Investments at value.........................       $756,248       $1,561,989         $150,688          $903,074       $580,041
 Cash.........................................            --                --               73                --             --
 Cash denominated in foreign currencies (cost
   $4,712)....................................            --                --            4,701                --             --
 Receivable for:
   Investments sold...........................         9,528            19,110            1,198            21,057          6,384
   Capital stock sold.........................           672               342              359               262            888
   Interest...................................           137               103               81               175            118
   Dividends..................................           417               359              267               107              6
   Expense reimbursement......................            --                --               --                --             --
                                                     --------       ----------         --------          --------       --------
 Total assets.................................       767,002         1,581,903          157,367           924,675        587,437
                                                     --------       ----------         --------          --------       --------
LIABILITIES:
 Payable for:
   Investments purchased......................         1,944            15,839              306             6,542         15,174
   Capital stock redeemed.....................           511             1,268               87               842          1,083
   Dividends and distributions................            --                --               --                --             --
   Litigation.................................            --                --               --                --             --
   Investment management fee..................           381               723              131               672            454
   Transfer agent fees and expenses...........            71               124               42                74             41
   Other accrued expenses.....................           111               198               90               121             60
                                                     --------       ----------         --------          --------       --------
 Total liabilities............................         3,018            18,152              656             8,251         16,812
                                                     --------       ----------         --------          --------       --------
NET ASSETS....................................       $763,984       $1,563,751         $156,711          $916,424       $570,625
                                                     ========       ==========         ========          ========       ========
NET ASSETS consist of:
 Paid-in capital..............................       $668,878       $1,376,623         $170,911          $838,295       $556,033
 Undistributed net investment income (loss)...           784            (1,261)             526            (1,831)        (1,836)
 Undistributed net realized gain (accumulated
   losses) from Investment transactions.......       (11,855)         (116,043)         (12,585)            4,922        (62,940)
   Foreign currency transactions..............            --                --             (140)               --             --
 Unrealized appreciation (depreciation) on:
   Investments................................       106,177           304,432           (1,975)           75,038         79,368
   Translation of assets and liabilities in
    foreign currencies........................            --                --              (26)               --             --
                                                     --------       ----------         --------          --------       --------
NET ASSETS....................................       $763,984       $1,563,751         $156,711          $916,424       $570,625
                                                     ========       ==========         ========          ========       ========
SHARES OF CAPITAL STOCK OUTSTANDING...........        35,044            45,291           11,974            41,809         23,404
                                                     ========       ==========         ========          ========       ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE....................................       $ 21.80        $    34.53         $  13.09          $  21.92       $  24.38
                                                     ========       ==========         ========          ========       ========

                 See Accompanying Notes to Financial Statements

                                                                 STATEMENTS OF ASSETS AND LIABILITIES
                                                    --------------------------------------------------------------

                                                    REAL ESTATE                STRATEGIC                SHORT TERM
                                                      EQUITY      TECHNOLOGY     VALUE      BALANCED       BOND
                                                       FUND          FUND        FUND         FUND         FUND
                                                    -----------   ----------   ---------   ----------   ----------
ASSETS:
 Investments at cost..........................       $450,899      $13,616      $70,595    $  968,941    $40,030
 Investments at cost -- federal income tax
   purposes...................................       $448,302      $13,989      $70,920    $  973,890    $40,032
----------------------------------------------       --------      -------      -------    ----------    -------
 Investments at value.........................       $523,235      $14,908      $77,778    $1,054,208    $40,638
 Cash.........................................             --           --           --            --         --
 Cash denominated in foreign currencies (cost
   $4,712)....................................             --           --           --            --         --
 Receivable for:
   Investments sold...........................             --          731        3,812         8,744         --
   Capital stock sold.........................            496            5          169           506         --
   Interest...................................            145            3           43         6,011        494
   Dividends..................................          2,152           --           83           338         --
   Expense reimbursement......................             --           10           --            --          7
                                                     --------      -------      -------    ----------    -------
 Total assets.................................        526,028       15,657       81,885     1,069,807     41,139
                                                     --------      -------      -------    ----------    -------
LIABILITIES:
 Payable for:
   Investments purchased......................             --          615        3,050         3,214        771
   Capital stock redeemed.....................          1,581            2           62           692        338
   Dividends and distributions................             81           --           --            95         10
   Litigation.................................             --           --           --            --         --
   Investment management fee..................            313           12           45           442         16
   Transfer agent fees and expenses...........             16            4            6            77          5
   Other accrued expenses.....................             28           22           24           101         11
                                                     --------      -------      -------    ----------    -------
 Total liabilities............................          2,019          655        3,187         4,621      1,151
                                                     --------      -------      -------    ----------    -------
NET ASSETS....................................       $524,009      $15,002      $78,698    $1,065,186    $39,988
                                                     ========      =======      =======    ==========    =======
NET ASSETS consist of:
 Paid-in capital..............................       $457,398      $16,117      $69,624    $1,010,486    $39,568
 Undistributed net investment income (loss)...            230          (54)         195            33         --
 Undistributed net realized gain (accumulated
   losses) from Investment transactions.......         (5,955)      (2,353)       1,696       (30,600)      (188)
   Foreign currency transactions..............             --           --           --            --         --
 Unrealized appreciation (depreciation) on:
   Investments................................         72,336        1,292        7,183        85,267        608
   Translation of assets and liabilities in
    foreign currencies........................             --           --           --            --         --
                                                     --------      -------      -------    ----------    -------
NET ASSETS....................................       $524,009      $15,002      $78,698    $1,065,186    $39,988
                                                     ========      =======      =======    ==========    =======
SHARES OF CAPITAL STOCK OUTSTANDING...........         28,158        2,058        5,633        49,391      4,737
                                                     ========      =======      =======    ==========    =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE....................................       $  18.61      $  7.29      $ 13.97    $    21.57    $  8.44
                                                     ========      =======      =======    ==========    =======


                                                                 STATEMENTS OF ASSETS AND LIABILITIES
                                                    -------------------------------------------------------------
                                                       FIXED      NATIONAL     OREGON                   COLUMBIA
                                                       INCOME     MUNICIPAL   MUNICIPAL                  DAILY
                                                     SECURITIES     BOND        BOND      HIGH YIELD     INCOME
                                                        FUND        FUND        FUND         FUND       COMPANY
                                                     ----------   ---------   ---------   ----------   ----------
ASSETS:
 Investments at cost..........................        $410,282     $10,256    $452,554     $176,837    $1,224,335
 Investments at cost -- federal income tax
   purposes...................................        $410,989     $10,255    $452,421     $177,137    $1,224,335
----------------------------------------------        --------     -------    --------     --------    ----------
 Investments at value.........................        $416,611     $10,511    $464,996     $174,341    $1,224,335
 Cash.........................................              --          --          --           --         4,000
 Cash denominated in foreign currencies (cost
   $4,712)....................................              --          --          --           --            --
 Receivable for:
   Investments sold...........................              35         141          --           --            --
   Capital stock sold.........................             640          --         341          447         1,113
   Interest...................................           5,720          --       6,185        3,906           891
   Dividends..................................              --          --          --           --            --
   Expense reimbursement......................              --          10          --           --            --
                                                      --------     -------    --------     --------    ----------
 Total assets.................................         423,006      10,662     471,522      178,694     1,230,339
                                                      --------     -------    --------     --------    ----------
LIABILITIES:
 Payable for:
   Investments purchased......................             425          --          --           --            --
   Capital stock redeemed.....................             463          --         195          184         4,974
   Dividends and distributions................             125           4         397           50            --
   Litigation.................................              --          --          --          178            --
   Investment management fee..................             174           5         193           88           469
   Transfer agent fees and expenses...........              28          --          10            8            87
   Other accrued expenses.....................              36           8          42           68           157
                                                      --------     -------    --------     --------    ----------
 Total liabilities............................           1,251          17         837          576         5,687
                                                      --------     -------    --------     --------    ----------
NET ASSETS....................................        $421,755     $10,645    $470,685     $178,118    $1,224,652
                                                      ========     =======    ========     ========    ==========
NET ASSETS consist of:
 Paid-in capital..............................        $427,997     $10,396    $457,816     $187,017    $1,224,652
 Undistributed net investment income (loss)...            (246)         (2)         21         (119)           --
 Undistributed net realized gain (accumulated
   losses) from Investment transactions.......         (12,325)         (4)        406       (6,284)           --
   Foreign currency transactions..............              --          --          --           --            --
 Unrealized appreciation (depreciation) on:
   Investments................................           6,329         255      12,442       (2,496)           --
   Translation of assets and liabilities in
    foreign currencies........................              --          --          --           --            --
                                                      --------     -------    --------     --------    ----------
NET ASSETS....................................        $421,755     $10,645    $470,685     $178,118    $1,224,652
                                                      ========     =======    ========     ========    ==========
SHARES OF CAPITAL STOCK OUTSTANDING...........          32,388       1,082      38,605       19,958     1,224,652
                                                      ========     =======    ========     ========    ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE....................................        $  13.02     $  9.84    $  12.19     $   8.92    $     1.00
                                                      ========     =======    ========     ========    ==========

                 See Accompanying Notes to Financial Statements
                                       91

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
COLUMBIA FUNDS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

                                                      COMMON                        INTERNATIONAL
                                                      STOCK          GROWTH             STOCK            SPECIAL        SMALL CAP
                                                       FUND           FUND              FUND              FUND            FUND
                                                     --------       ---------       -------------       ---------       ---------
NET INVESTMENT INCOME:
 Income:
   Interest...................................       $   518        $     829         $    192          $   2,156       $    986
   Dividends..................................         3,405            3,766            1,862                994            247
   Foreign withholding tax on dividend
    income....................................            --               --             (252)                --             --
                                                     --------       ---------         --------          ---------       --------
    Total income..............................         3,923            4,595            1,802              3,150          1,233
                                                     --------       ---------         --------          ---------       --------
 Expenses:
   Investment management fees.................         2,383            4,549              827              4,171          2,517
   Transfer agent fees and expenses...........           449              779              272                475            264
   Shareholder servicing fees.................           128              114                8                137            162
   Postage, printing, and other...............           122              330               74                131             34
   Custodian fees.............................            34               53               70                 40             42
   Registration and filing fees...............             9               17                8                 12             36
   Legal, insurance, and audit fees...........            19               24               21                 22             19
   Director fees..............................             3                7                1                  4              2
                                                     --------       ---------         --------          ---------       --------
    Total expenses............................         3,147            5,873            1,281              4,992          3,076
   Fees paid indirectly.......................            (8)             (17)              (5)               (11)            (7)
   Expense reimbursements.....................            --               --               --                 --             --
                                                     --------       ---------         --------          ---------       --------
    Net expenses..............................         3,139            5,856            1,276              4,981          3,069
                                                     --------       ---------         --------          ---------       --------
 Net investment income (loss).................           784           (1,261)             526             (1,831)        (1,836)
                                                     --------       ---------         --------          ---------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) from:
   Investment transactions....................        (4,232)        (119,088)          (9,366)           (21,173)       (42,706)
   Foreign currency transactions..............            --               --             (140)                --             --
                                                     --------       ---------         --------          ---------       --------
    Net realized gain (loss)..................        (4,232)        (119,088)          (9,506)           (21,173)       (42,706)
                                                     --------       ---------         --------          ---------       --------
 Change in net unrealized appreciation or
   depreciation on:
   Investments................................       (90,745)        (133,050)         (11,176)          (148,955)        15,951
   Translation of assets and liabilities in
    foreign currencies........................            --               --              (62)                --             --
                                                     --------       ---------         --------          ---------       --------
    Change in net unrealized appreciation or
      depreciation............................       (90,745)        (133,050)         (11,238)          (148,955)        15,951
                                                     --------       ---------         --------          ---------       --------
    Net realized and unrealized gain (loss) on
      investments.............................       (94,977)        (252,138)         (20,744)          (170,128)       (26,755)
                                                     --------       ---------         --------          ---------       --------
NET INCREASE (DECREASE) RESULTING FROM
 OPERATIONS...................................       $(94,193)      $(253,399)        $(20,218)         $(171,959)      $(28,591)
                                                     ========       =========         ========          =========       ========

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                      REAL ESTATE                STRATEGIC              SHORT TERM
                                                        EQUITY      TECHNOLOGY     VALUE     BALANCED      BOND
                                                         FUND          FUND        FUND        FUND        FUND
                                                      -----------   ----------   ---------   --------   ----------
NET INVESTMENT INCOME:
 Income:
   Interest...................................          $   588      $    25      $  161     $15,124      $1,217
   Dividends..................................           10,292            3         284       2,686          --
   Foreign withholding tax on dividend
    income....................................               --           --          --          --          --
                                                        -------      -------      ------     --------     ------
    Total income..............................           10,880           28         445      17,810       1,217
                                                        -------      -------      ------     --------     ------
 Expenses:
   Investment management fees.................            1,687           49         159       2,690          94
   Transfer agent fees and expenses...........              117           32          41         482          52
   Shareholder servicing fees.................              221            5           5         222          --
   Postage, printing, and other...............               13            9           6         100           9
   Custodian fees.............................               19           20          15          44           3
   Registration and filing fees...............               35            6          15          11           5
   Legal, insurance, and audit fees...........               14           13          10          22          14
   Director fees..............................                2           --          --           5          --
                                                        -------      -------      ------     --------     ------
    Total expenses............................            2,108          134         251       3,576         177
   Fees paid indirectly.......................               (4)          (1)         (1)         (9)         (1)
   Expense reimbursements.....................               --          (51)         --          --         (35)
                                                        -------      -------      ------     --------     ------
    Net expenses..............................            2,104           82         250       3,567         141
                                                        -------      -------      ------     --------     ------
 Net investment income (loss).................            8,776          (54)        195      14,243       1,076
                                                        -------      -------      ------     --------     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) from:
   Investment transactions....................            2,168       (2,138)      1,716     (16,199)        309
   Foreign currency transactions..............               --           --          --          --          --
                                                        -------      -------      ------     --------     ------
    Net realized gain (loss)..................            2,168       (2,138)      1,716     (16,199)        309
                                                        -------      -------      ------     --------     ------
 Change in net unrealized appreciation or
   depreciation on:
   Investments................................           18,051        1,531       6,336     (53,290)         46
   Translation of assets and liabilities in
    foreign currencies........................               --           --          --          --          --
                                                        -------      -------      ------     --------     ------
    Change in net unrealized appreciation or
      depreciation............................           18,051        1,531       6,336     (53,290)         46
                                                        -------      -------      ------     --------     ------
    Net realized and unrealized gain (loss) on
      investments.............................           20,219         (607)      8,052     (69,489)        355
                                                        -------      -------      ------     --------     ------
NET INCREASE (DECREASE) RESULTING FROM
 OPERATIONS...................................          $28,995      $  (661)     $8,247     $(55,246)    $1,431
                                                        =======      =======      ======     ========     ======

                                                        FIXED      NATIONAL    OREGON                  COLUMBIA
                                                       INCOME     MUNICIPAL   MUNICIPAL                 DAILY
                                                     SECURITIES     BOND        BOND      HIGH YIELD    INCOME
                                                        FUND        FUND        FUND         FUND      COMPANY
                                                     ----------   ---------   ---------   ----------   --------
NET INVESTMENT INCOME:
 Income:
   Interest...................................         $13,763       $284       $12,243     $ 6,590     $32,229
   Dividends..................................              --         --            --          --          --
   Foreign withholding tax on dividend
    income....................................              --         --            --          --          --
                                                       -------       ----       -------     -------     -------
    Total income..............................          13,763        284        12,243       6,590      32,229
                                                       -------       ----       -------     -------     -------
 Expenses:
   Investment management fees.................           1,014         27         1,155         461       2,808
   Transfer agent fees and expenses...........             185         22            80          67         538
   Shareholder servicing fees.................              56         --            12          60           2
   Postage, printing, and other...............              34          4            42          46         119
   Custodian fees.............................              19          1            15          10         109
   Registration and filing fees...............              13          8             8          34          19
   Legal, insurance, and audit fees...........              17         13            19          20          22
   Director fees..............................               2         --             2           1           5
                                                       -------       ----       -------     -------     -------
    Total expenses............................           1,340         75         1,333         699       3,622
   Fees paid indirectly.......................              (4)        --            (3)         (2)        (47)
   Expense reimbursements.....................              --        (40)           --          --          --
                                                       -------       ----       -------     -------     -------
    Net expenses..............................           1,336         35         1,330         697       3,575
                                                       -------       ----       -------     -------     -------
 Net investment income (loss).................          12,427        249        10,913       5,893      28,654
                                                       -------       ----       -------     -------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) from:
   Investment transactions....................           3,158         58           323      (3,374)         --
   Foreign currency transactions..............              --         --            --          --          --
                                                       -------       ----       -------     -------     -------
    Net realized gain (loss)..................           3,158         58           323      (3,374)         --
                                                       -------       ----       -------     -------     -------
 Change in net unrealized appreciation or
   depreciation on:
   Investments................................          (1,954)       (31)        1,809         816          --
   Translation of assets and liabilities in
    foreign currencies........................              --         --            --          --          --
                                                       -------       ----       -------     -------     -------
    Change in net unrealized appreciation or
      depreciation............................          (1,954)       (31)        1,809         816          --
                                                       -------       ----       -------     -------     -------
    Net realized and unrealized gain (loss) on
      investments.............................           1,204         27         2,132      (2,558)         --
                                                       -------       ----       -------     -------     -------
NET INCREASE (DECREASE) RESULTING FROM
 OPERATIONS...................................         $13,631       $276       $13,045     $ 3,335     $28,654
                                                       =======       ====       =======     =======     =======


                 See Accompanying Notes to Financial Statements
                                       93

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
COLUMBIA FUNDS
(IN THOUSANDS)

                                        COMMON STOCK FUND                   GROWTH FUND               INTERNATIONAL STOCK FUND
                                  -----------------------------    -----------------------------    -----------------------------
                                   SIX MONTHS         YEAR          SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                      ENDED           ENDED            ENDED           ENDED            ENDED           ENDED
                                  JUNE 30, 2001   DECEMBER 31,     JUNE 30, 2001   DECEMBER 31,     JUNE 30, 2001   DECEMBER 31,
                                   (UNAUDITED)        2000          (UNAUDITED)        2000          (UNAUDITED)        2000
                                  -------------   -------------    -------------   -------------    -------------   -------------
OPERATIONS:
 Net investment income
   (loss).....................    $        784    $       (528)    $     (1,261)   $     (3,975)    $        526    $       (418)
 Net realized gain (loss)
   from:
   Investment transactions....          (4,232)         77,923         (119,088)        181,942           (9,366)         22,823
   Foreign currency
    transactions..............              --              --               --              --             (140)           (571)
 Change in net unrealized
   appreciation or
   depreciation on:
   Investments................         (90,745)       (134,130)        (133,050)       (347,199)         (11,176)        (78,760)
   Translation of assets and
    liabilities in foreign
    currencies................              --              --               --              --              (62)             40
                                  ------------    ------------     ------------    ------------     ------------    ------------
 Net increase (decrease)
   resulting from
   operations.................         (94,193)        (56,735)        (253,399)       (169,232)         (20,218)        (56,886)
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...              --              --               --              --               --              --
 From net realized gain from
   investment transactions and
   foreign currency
   transactions...............              --         (98,504)              --        (227,212)              --         (28,787)
 From return of capital.......              --              --               --              --               --              --
NET CAPITAL SHARE
 TRANSACTIONS.................         (36,957)         90,463         (102,077)        154,932            1,613          21,766
                                  ------------    ------------     ------------    ------------     ------------    ------------
Net increase (decrease) in net
 assets.......................        (131,150)        (64,776)        (355,476)       (241,512)         (18,605)        (63,907)
NET ASSETS:
 Beginning of period..........         895,134         959,910        1,919,227       2,160,739          175,316         239,223
                                  ------------    ------------     ------------    ------------     ------------    ------------
 End of period................    $    763,984    $    895,134     $  1,563,751    $  1,919,227     $    156,711    $    175,316
                                  ============    ============     ============    ============     ============    ============
Undistributed net investment
 income (loss) at end of
 period.......................    $        784    $         --     $     (1,261)   $         --     $        526    $         --
                                  ============    ============     ============    ============     ============    ============

                                                                                                            FIXED INCOME
                                          BALANCED FUND                SHORT TERM BOND FUND                SECURITIES FUND
                                  -----------------------------    -----------------------------    -----------------------------
                                   SIX MONTHS         YEAR          SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                      ENDED           ENDED            ENDED           ENDED            ENDED           ENDED
                                  JUNE 30, 2001   DECEMBER 31,     JUNE 30, 2001   DECEMBER 31,     JUNE 30, 2001   DECEMBER 31,
                                   (UNAUDITED)        2000          (UNAUDITED)        2000          (UNAUDITED)        2000
                                  -------------   -------------    -------------   -------------    -------------   -------------
OPERATIONS:
 Net investment income........    $     14,243    $     29,487     $      1,076    $      1,807     $     12,427    $     24,636
 Net realized gain (loss) from
   investment transactions....         (16,199)         34,216              309            (160)           3,158          (5,893)
 Change in net unrealized
   appreciation or
   depreciation on
   investments................         (53,290)        (58,072)              46             826           (1,954)         21,661
                                  ------------    ------------     ------------    ------------     ------------    ------------
 Net increase (decrease)
   resulting from
   operations.................         (55,246)          5,631            1,431           2,473           13,631          40,404
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...         (14,210)        (29,675)          (1,076)         (1,807)         (12,673)        (24,636)
 From net realized gain from
   investment transactions....              --         (60,990)              --              --               --              --
NET CAPITAL SHARE
 TRANSACTIONS.................           7,788         170,948            3,777          (2,882)          41,998         (34,116)
                                  ------------    ------------     ------------    ------------     ------------    ------------
Net increase (decrease) in net
 assets.......................         (61,668)         85,914            4,132          (2,216)          42,956         (18,348)
NET ASSETS:
 Beginning of period..........       1,126,854       1,040,940           35,856          38,072          378,799         397,147
                                  ------------    ------------     ------------    ------------     ------------    ------------
 End of period................    $  1,065,186    $  1,126,854     $     39,988    $     35,856     $    421,755    $    378,799
                                  ============    ============     ============    ============     ============    ============
Undistributed net investment
 income (loss) at end of
 period.......................    $         33    $         --     $         --    $         --     $       (246)   $         --
                                  ============    ============     ============    ============     ============    ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              SPECIAL FUND                   SMALL CAP FUND              REAL ESTATE EQUITY FUND
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                      JUNE 30, 2001   DECEMBER 31,    JUNE 30, 2001   DECEMBER 31,    JUNE 30, 2001   DECEMBER 31,
                                       (UNAUDITED)        2000         (UNAUDITED)        2000         (UNAUDITED)        2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
 Net investment income
   (loss).....................        $     (1,831)   $     (4,293)   $     (1,836)   $     (1,988)   $      8,776    $     17,385
 Net realized gain (loss)
   from:
   Investment transactions....             (21,173)        228,792         (42,706)         34,983           2,168          (2,132)
   Foreign currency
    transactions..............                  --              --              --              --              --              --
 Change in net unrealized
   appreciation or
   depreciation on:
   Investments................            (148,955)       (103,303)         15,951         (30,358)         18,051          67,537
   Translation of assets and
    liabilities in foreign
    currencies................                  --              --              --              --              --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
 Net increase (decrease)
   resulting from
   operations.................            (171,959)        121,196         (28,591)          2,637          28,995          82,790
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...                  --              --              --              --          (8,546)        (16,043)
 From net realized gain from
   investment transactions and
   foreign currency
   transactions...............                  --        (267,238)             --         (53,611)             --              --
 From return of capital.......                  --              --              --              --              --          (1,342)
NET CAPITAL SHARE
 TRANSACTIONS.................              (7,142)        323,245          80,246         279,570          66,796         129,641
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets.......................            (179,101)        177,203          51,655         228,596          87,245         195,048
NET ASSETS:
 Beginning of period..........           1,095,525         918,322         518,970         290,374         436,764         241,716
                                      ------------    ------------    ------------    ------------    ------------    ------------
 End of period................        $    916,424    $  1,095,525    $    570,625    $    518,970    $    524,009    $    436,764
                                      ============    ============    ============    ============    ============    ============
Undistributed net investment
 income (loss) at end of
 period.......................        $     (1,831)   $         --    $     (1,836)   $         --    $        230    $         --
                                      ============    ============    ============    ============    ============    ============

                                         TECHNOLOGY FUND                STRATEGIC VALUE FUND
                                  -----------------------------     -----------------------------
                                   SIX MONTHS      OCTOBER 27        SIX MONTHS      OCTOBER 27
                                      ENDED          THROUGH            ENDED          THROUGH
                                  JUNE 30, 2001   DECEMBER 31,      JUNE 30, 2001   DECEMBER 31,
                                   (UNAUDITED)        2000           (UNAUDITED)        2000
                                  -------------   -------------     -------------   -------------
OPERATIONS:
 Net investment income
   (loss).....................    $        (54)   $          4      $        195    $         13
 Net realized gain (loss)
   from:
   Investment transactions....          (2,138)           (215)            1,716             (20)
   Foreign currency
    transactions..............              --              --                --              --
 Change in net unrealized
   appreciation or
   depreciation on:
   Investments................           1,531            (239)            6,336             847
   Translation of assets and
    liabilities in foreign
    currencies................              --              --                --              --
                                  ------------    ------------      ------------    ------------
 Net increase (decrease)
   resulting from
   operations.................            (661)           (450)            8,247             840
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...              --              (4)               --             (13)
 From net realized gain from
   investment transactions and
   foreign currency
   transactions...............              --              --                --              --
 From return of capital.......              --              --                --              --
NET CAPITAL SHARE
 TRANSACTIONS.................          11,336           4,781            60,925           8,699
                                  ------------    ------------      ------------    ------------
Net increase (decrease) in net
 assets.......................          10,675           4,327            69,172           9,526
NET ASSETS:
 Beginning of period..........           4,327              --             9,526              --
                                  ------------    ------------      ------------    ------------
 End of period................    $     15,002    $      4,327      $     78,698    $      9,526
                                  ============    ============      ============    ============
Undistributed net investment
 income (loss) at end of
 period.......................    $        (54)   $         --      $        195    $         --
                                  ============    ============      ============    ============

                                            NATIONAL MUNICIPAL               OREGON MUNICIPAL
                                                BOND FUND                       BOND FUND
                                      -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED           ENDED           ENDED           ENDED
                                      JUNE 30, 2001   DECEMBER 31,    JUNE 30, 2001   DECEMBER 31,
                                       (UNAUDITED)        2000         (UNAUDITED)        2000
                                      -------------   -------------   -------------   -------------
OPERATIONS:
 Net investment income........        $        249    $        506    $     10,913    $     20,398
 Net realized gain (loss) from
   investment transactions....                  58             (61)            323             320
 Change in net unrealized
   appreciation or
   depreciation on
   investments................                 (31)            690           1,809          20,124
                                      ------------    ------------    ------------    ------------
 Net increase (decrease)
   resulting from
   operations.................                 276           1,135          13,045          40,842
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...                (251)           (506)        (10,892)        (20,398)
 From net realized gain from
   investment transactions....                  --              --              --            (286)
NET CAPITAL SHARE
 TRANSACTIONS.................                (278)            134          31,988           6,467
                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets.......................                (253)            763          34,141          26,625
NET ASSETS:
 Beginning of period..........              10,898          10,135         436,544         409,919
                                      ------------    ------------    ------------    ------------
 End of period................        $     10,645    $     10,898    $    470,685    $    436,544
                                      ============    ============    ============    ============
Undistributed net investment
 income (loss) at end of
 period.......................        $         (2)   $         --    $         21    $         --
                                      ============    ============    ============    ============

                                                                          COLUMBIA DAILY
                                          HIGH YIELD FUND                 INCOME COMPANY
                                   -----------------------------   -----------------------------
                                    SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                       ENDED           ENDED           ENDED           ENDED
                                   JUNE 30, 2001   DECEMBER 31,    JUNE 30, 2001   DECEMBER 31,
                                    (UNAUDITED)        2000         (UNAUDITED)        2000
                                   -------------   -------------   -------------   -------------
OPERATIONS:
 Net investment income........     $      5,893    $      6,353    $     28,654    $     68,891
 Net realized gain (loss) from
   investment transactions....           (3,374)         (1,570)             --              --
 Change in net unrealized
   appreciation or
   depreciation on
   investments................              816          (1,057)             --              --
                                   ------------    ------------    ------------    ------------
 Net increase (decrease)
   resulting from
   operations.................            3,335           3,726          28,654          68,891
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...           (6,012)         (6,353)        (28,654)        (68,891)
 From net realized gain from
   investment transactions....               --              --              --              --
NET CAPITAL SHARE
 TRANSACTIONS.................           83,220          28,524          26,501          32,862
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets.......................           80,543          25,897          26,501          32,862
NET ASSETS:
 Beginning of period..........           97,575          71,678       1,198,151       1,165,289
                                   ------------    ------------    ------------    ------------
 End of period................     $    178,118    $     97,575    $  1,224,652    $  1,198,151
                                   ============    ============    ============    ============
Undistributed net investment
 income (loss) at end of
 period.......................     $       (119)   $         --    $         --    $         --
                                   ============    ============    ============    ============


                See Accompanying Notes to Financial Statements
                                      95

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

The Columbia Funds (the "Funds") consist of the following:

      Columbia Common Stock Fund, Inc.
      Columbia Growth Fund, Inc.
      Columbia International Stock Fund, Inc.
      Columbia Special Fund, Inc.
      Columbia Small Cap Fund, Inc.
      Columbia Real Estate Equity Fund, Inc.
      Columbia Technology Fund, Inc.
      Columbia Strategic Value Fund, Inc.
      Columbia Balanced Fund, Inc.
      Columbia Short Term Bond Fund, Inc.
      Columbia Fixed Income Securities Fund, Inc.
      Columbia National Municipal Bond Fund, Inc.
      Columbia Oregon Municipal Bond Fund, Inc.
      Columbia High Yield Fund, Inc.
      Columbia Daily Income Company

All Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended, and are diversified except the Technology and Oregon Municipal Bond Funds, which are non-diversified.

Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Fixed income securities are valued based on market values as quoted by dealers who are market makers in these securities, by independent pricing services, or by the adviser using a methodology approved by the Board of Directors. Market values for fixed income securities, except for municipal securities, are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Market value for municipal securities is based on bid prices. Investment securities with less than 60 days to maturity when purchased and all securities held by Columbia Daily Income Company, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

OPTION CONTRACTS. Certain Funds may engage in option contracts. A fund may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Schedule of Investments. These amounts reflect each contract's exposure to the underlying instrument. Buying puts and writing calls tends to decrease a fund's exposure to the underlying instruments or to hedge other fund investments.

Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked to market daily. When a written option expires, the fund will realize a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option is sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchases upon exercise.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. Each fund segregates liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts or amortization of premiums. Expenses are recorded on the accrual basis and each fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of all funds. Expenses for "fees paid indirectly" reflect earnings credits on uninvested cash balances used to reduce the fund's custodian charges.

FORWARD CURRENCY EXCHANGE CONTRACTS. Certain funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. For the International Stock Fund net realized gains arising from such transactions for the six months ended June 30, 2001, amounted to $36,053 and are included in realized gains from foreign currency transactions. As of June 30, 2001, the Funds had no outstanding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Stock Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES (CONT.)

or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income of the Common Stock, Real Estate Equity and Balanced Funds are declared and paid quarterly. Dividends from net investment income of the Growth, International Stock, Special, Small Cap, Technology and Strategic Value Funds are declared and paid annually. Dividends from net investment income of the Short Term Bond, Fixed Income Securities, National Municipal Bond, Oregon Municipal Bond and High Yield Funds are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company are declared and paid daily. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

FEDERAL INCOME TAXES. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

FOREIGN CAPITAL GAINS TAXES. Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds provide for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

PREMIUM AND DISCOUNT AMORTIZATION/PAYDOWN GAINS-LOSSES. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on all fixed income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities (paydown gains and losses) previously included in realized gain/loss, as part of interest income. Upon initial adoption, the Funds adjusted the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation on investments and undistributed net income. Adoption of these accounting principles does not affect the Funds' net asset values or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations. The cumulative effect to the Funds resulting from the adoption of premium and discount amortization and recog-

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

nition of paydown gains and losses as part of interest income on the financial statements is as follows:

                            AS OF             FOR THE SIX MONTHS ENDED
                       JANUARY 1, 2001             JUNE 30, 2001
                       ---------------   ----------------------------------
                                            NET          NET         NET
                           COST OF       INVESTMENT   UNREALIZED   REALIZED
                         INVESTMENTS       INCOME       GAINS       GAINS
                       ---------------   ----------   ----------   --------
Increase (decrease)
Balanced Fund........     $(424,616)     $(218,935)    $106,730    $112,205
Fixed Income
 Securities Fund.....      (340,884)      (246,377)     199,509      46,868
National Municipal
 Bond Fund...........         3,143         (2,146)       1,877         269
Oregon Municipal Bond
 Fund................       120,220         21,417      (22,073)        656
High Yield Fund......      (214,213)      (118,811)      15,818     102,993

OTHER. The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of June 30, 2001, 10% of the Fund's debt securities were rated Baa, 45% were rated Ba, and 45% were rated B, as rated by Moody's Investors Service, Inc. The Fund currently holds Flooring America, Inc., 12.75% Senior Subordinate Notes, Series B, due 10/15/2002, which represents less than 1% of the Fund's portfolio. Flooring America filed a bankruptcy petition for reorganization on June 15, 2000 and effective on that date, the Fund stopped accruing income on the bonds. Prior to the bankruptcy petition the Fund received payments for interest and a partial tender of the Bonds. Flooring America has filed a petition for return of these payments. The Fund has joined other bondholders and is vigorously defending the litigation. If the Fund is required to return the payments, the potential loss to the Fund as of June 30, 2001 is approximately $0.02 per share. A loss reserve has been established for a portion of interest and principal payments that the Fund received.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

NOTE 2 -- INVESTMENT TRANSACTIONS

During the six months ended June 30, 2001, purchases and sales of long-term securities, and net realized gains (losses) were as follows:

                                                                                                                   REALIZED
                                                                    PURCHASES                SALES              GAINS (LOSSES)
                                                                  --------------         --------------         --------------
Common Stock Fund...........................................      $  461,372,760         $  516,042,930         $  (4,231,648)
Growth Fund.................................................       1,071,335,083          1,157,501,892          (119,087,571)
International Stock Fund....................................          99,471,205            105,774,339            (9,366,285)
Special Fund................................................         872,766,903            866,348,949          *(21,172,850)
Small Cap Fund..............................................         376,971,116            283,217,466           (42,705,962)
Real Estate Equity Fund.....................................         163,693,903            108,957,212             2,168,388
Technology Fund.............................................          28,798,860             17,694,515            (2,137,814)
Strategic Value Fund........................................         107,352,575             59,278,000             1,715,754
Balanced Fund...............................................         492,706,265            496,850,814           (17,601,770)
Short Term Bond Fund........................................          14,565,667             10,643,426               179,646
Fixed Income Securities Fund................................         106,430,628             99,859,352             2,515,426
National Municipal Bond Fund................................           1,238,328              1,656,044                58,889
Oregon Municipal Bond Fund..................................          63,599,749             26,485,355               321,387
High Yield Fund.............................................         113,847,728             46,950,811            (3,476,883)

* Includes proceeds of $1,980,000 from shareholder class action suits related to securities held.

During the six months ended June 30, 2001, purchases, sales, and net realized gains (losses) of U.S. Government securities were as follows:

                                                                                                               REALIZED
                                                                   PURCHASES              SALES             GAINS (LOSSES)
                                                                  ------------         ------------         --------------
Balanced Fund...............................................      $110,486,883         $112,243,045           $1,291,152
Short Term Bond Fund........................................        13,649,324           11,928,083              128,438
Fixed Income Securities Fund................................       133,938,579          107,332,712              595,764

During the six months ended June 30, 2001, written option transactions for the Special Fund were as follows:

                                                                       PUTS                                    CALLS
                                                          -------------------------------         -------------------------------
                                                           NUMBER OF                               NUMBER OF
                                                           CONTRACTS           PREMIUMS            CONTRACTS           PREMIUMS
                                                          -----------         -----------         -----------         -----------
Outstanding at December 31, 2000....................            3,250         $ 4,033,250               3,250         $ 3,988,492
Options written.....................................               --                  --                  --                  --
Options expired.....................................           (3,150)         (3,919,200)             (3,150)         (3,882,546)
Options closed......................................             (100)           (114,050)               (100)           (105,946)
Options exercised...................................               --                  --                  --                  --
                                                          -----------         -----------         -----------         -----------
Outstanding at June 30, 2001........................               --         $        --                  --         $        --
                                                          ===========         ===========         ===========         ===========

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

NOTE 3 -- FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales, passive foreign investment companies (PFIC), post-October losses, non-taxable dividends, and discount accretion/premium amortization on debt securities.

As of December 31, 2000, the unused capital loss carryforwards that expire in 2007 and 2008, post-October losses that were deferred to January 1, 2001, and as of June 30, 2001, the unrealized appreciation (depreciation), excluding short-term investments, were as follows:

                                           NET CAPITAL        POST OCTOBER                                              NET
                                              LOSS          LOSSES DEFERRED       UNREALIZED       UNREALIZED       APPRECIATION
                                          CARRYFORWARDS    TO JANUARY 1, 2001    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                          -------------    ------------------    ------------    --------------    --------------
Common Stock Fund.......................   $        --        $        --        $139,974,985     $(37,904,367)     $102,070,618
Growth Fund.............................            --                 --        355,154,361       (75,161,289)      279,993,072
International Stock Fund................            --          3,219,216          9,272,337       (12,103,829)       (2,831,492)
Special Fund............................            --                 --        110,347,135       (59,083,471)       51,263,664
Small Cap Fund..........................            --         16,383,766        101,877,256       (24,871,261)       77,005,995
Real Estate Equity Fund.................     7,485,840            498,523         76,428,147        (1,495,453)       74,932,694
Technology Fund.........................            --             43,859          1,493,100          (574,398)          918,702
Strategic Value Fund....................            --             14,165          7,594,326          (737,614)        6,857,712
Balanced Fund...........................            --          8,325,669        116,079,116       (35,761,288)       80,317,828
Short Term Bond Fund....................       330,002              2,830            665,981           (59,815)          606,166
Fixed Income Securities Fund............    14,910,886                 --          8,137,853        (2,515,927)        5,621,926
National Municipal Bond Fund............        47,911             17,662            311,012           (55,062)          255,950
Oregon Municipal Bond Fund..............            --             27,604         14,964,733        (2,389,580)       12,575,153
High Yield Fund.........................     2,583,996            111,749          2,330,501        (5,126,946)       (2,796,445)

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

NOTE 4 -- CAPITAL STOCK ACTIVITY
(IN THOUSANDS)

                                         COMMON STOCK FUND                   GROWTH FUND               INTERNATIONAL STOCK FUND
                                    ---------------------------      ---------------------------      ---------------------------
                                     SIX MONTHS                       SIX MONTHS                       SIX MONTHS
                                       ENDED           YEAR             ENDED           YEAR             ENDED           YEAR
                                      JUNE 30,        ENDED            JUNE 30,        ENDED            JUNE 30,        ENDED
                                        2001       DECEMBER 31,          2001       DECEMBER 31,          2001       DECEMBER 31,
                                    (UNAUDITED)        2000          (UNAUDITED)        2000          (UNAUDITED)        2000
                                    ------------   ------------      ------------   ------------      ------------   ------------
SHARES:
 Shares sold....................           6,457         9,768              3,755         9,514              6,372          8,814
 Shares reinvested for dividends
   and distributions............              --         3,643                 --         5,075                 --          1,893
                                    ------------   ------------      ------------   ------------      ------------   ------------
                                           6,457        13,411              3,755        14,589              6,372         10,707
 Shares redeemed................          (8,194)       (9,840)            (6,359)      (10,871)            (6,265)        (9,327)
                                    ------------   ------------      ------------   ------------      ------------   ------------
 Net increase (decrease)........          (1,737)        3,571             (2,604)        3,718                107          1,380
                                    ============   ============      ============   ============      ============   ============
AMOUNTS:
 Sales..........................    $    145,276*  $   286,558       $    135,506   $   486,166       $     87,390   $    176,958
 Reinvestment of dividends and
   distributions................              --        91,883                 --       215,989                 --         27,529
                                    ------------   ------------      ------------   ------------      ------------   ------------
                                         145,276       378,441            135,506       702,155             87,390        204,487
 Less redemptions...............        (182,233)     (287,978)          (237,583)     (547,223)           (85,777)      (182,721)
                                    ------------   ------------      ------------   ------------      ------------   ------------
 Net increase (decrease)........    $    (36,957)  $    90,463       $   (102,077)  $   154,932       $      1,613   $     21,766
                                    ============   ============      ============   ============      ============   ============
 Capital stock authorized.......     100 million                      100 million                      100 million
 Par value......................          no par                     $       0.01                           no par


                                                                             SHORT TERM                      FIXED INCOME
                                           BALANCED FUND                      BOND FUND                     SECURITIES FUND
                                    ---------------------------      ---------------------------      ---------------------------
                                     SIX MONTHS                       SIX MONTHS                       SIX MONTHS
                                       ENDED           YEAR             ENDED           YEAR             ENDED           YEAR
                                      JUNE 30,        ENDED            JUNE 30,        ENDED            JUNE 30,        ENDED
                                        2001       DECEMBER 31,          2001       DECEMBER 31,          2001       DECEMBER 31,
                                    (UNAUDITED)        2000          (UNAUDITED)        2000          (UNAUDITED)        2000
                                    ------------   ------------      ------------   ------------      ------------   ------------
SHARES:
 Shares sold....................           6,954        15,974              1,540         2,376              9,412          8,755
 Shares reinvested for dividends
   and distributions............             658         3,707                120           205                901          1,721
                                    ------------   ------------      ------------   ------------      ------------   ------------
                                           7,612        19,681              1,660         2,581             10,313         10,476
 Shares redeemed................          (7,294)      (12,719)            (1,214)       (2,933)            (7,122)       (13,214)
                                    ------------   ------------      ------------   ------------      ------------   ------------
   Net increase (decrease)......             318         6,962                446          (352)             3,191         (2,738)
                                    ============   ============      ============   ============      ============   ============
AMOUNTS:
 Sales..........................    $    153,954   $   398,071       $     13,012   $    19,516       $    123,460   $    109,490
 Reinvestment of dividends and
   distributions................          14,009        89,921              1,012         1,688             11,801         21,530
                                    ------------   ------------      ------------   ------------      ------------   ------------
                                         167,963       487,992             14,024        21,204            135,261        131,020
 Less redemptions...............        (160,175)     (317,044)           (10,247)      (24,086)           (93,263)      (165,136)
                                    ------------   ------------      ------------   ------------      ------------   ------------
 Net increase (decrease)........    $      7,788   $   170,948       $      3,777   $    (2,882)      $     41,998   $    (34,116)
                                    ============   ============      ============   ============      ============   ============
 Capital stock authorized.......     100 million                      100 million                      200 million
 Par value......................          no par                     $       0.01                     $       0.01


* Includes $17,070 of securities received in an in-kind transfer.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

                                              SPECIAL FUND                 SMALL CAP FUND            REAL ESTATE EQUITY FUND
                                       ---------------------------   ---------------------------   ---------------------------
                                        SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                          ENDED           YEAR          ENDED           YEAR          ENDED           YEAR
                                         JUNE 30,        ENDED         JUNE 30,        ENDED         JUNE 30,        ENDED
                                           2001       DECEMBER 31,       2001       DECEMBER 31,       2001       DECEMBER 31,
                                       (UNAUDITED)        2000       (UNAUDITED)        2000       (UNAUDITED)        2000
                                       ------------   ------------   ------------   ------------   ------------   ------------
SHARES:
 Shares sold....................              6,779        14,843           9,805        19,208           7,752        19,858
 Shares reinvested for dividends
   and distributions............                 --         9,709              --         1,960             468         1,001
                                       ------------   ------------   ------------   ------------   ------------   ------------
                                              6,779        24,552           9,805        21,168           8,220        20,859
 Shares redeemed................             (7,127)      (13,081)         (6,459)      (11,761)         (4,472)      (13,039)
                                       ------------   ------------   ------------   ------------   ------------   ------------
 Net increase (decrease)........               (348)       11,471           3,346         9,407           3,748         7,820
                                       ============   ============   ============   ============   ============   ============
AMOUNTS:
 Sales..........................       $    155,035   $   519,898    $    233,739   $   586,333    $    137,167   $   326,388
 Reinvestment of dividends and
   distributions................                 --       258,830              --        51,634           8,344        16,814
                                       ------------   ------------   ------------   ------------   ------------   ------------
                                            155,035       778,728         233,739       637,967         145,511       343,202
 Less redemptions...............           (162,177)     (455,483)       (153,493)     (358,397)        (78,715)     (213,561)
                                       ------------   ------------   ------------   ------------   ------------   ------------
 Net increase (decrease)........       $     (7,142)  $   323,245    $     80,246   $   279,570    $     66,796   $   129,641
                                       ============   ============   ============   ============   ============   ============
 Capital stock authorized.......        100 million                   100 million                   100 million
 Par value......................       $       0.01                        no par                        no par



                                             TECHNOLOGY FUND              STRATEGIC VALUE FUND
                                       ---------------------------     ---------------------------
                                        SIX MONTHS                       SIX MONTHS
                                          ENDED        OCTOBER 27          ENDED        OCTOBER 27
                                         JUNE 30,       THROUGH           JUNE 30,       THROUGH
                                           2001       DECEMBER 31,          2001       DECEMBER 31,
                                       (UNAUDITED)        2000          (UNAUDITED)        2000
                                       ------------   ------------      ------------   ------------
SHARES:
 Shares sold....................              1,879           530           5,881            850
 Shares reinvested for dividends
   and distributions............                 --             1              --              1
                                       ------------   ------------   ------------   ------------
                                              1,879           531           5,881            851
 Shares redeemed................               (322)          (30)         (1,096)            (3)
                                       ------------   ------------   ------------   ------------
 Net increase (decrease)........              1,557           501           4,785            848
                                       ============   ============   ============   ============
AMOUNTS:
 Sales..........................       $     13,641   $     5,054    $     75,111   $      8,719
 Reinvestment of dividends and
   distributions................                 --             4              --             13
                                       ------------   ------------   ------------   ------------
                                             13,641         5,058          75,111          8,732
 Less redemptions...............             (2,305)         (277)        (14,186)           (33)
                                       ------------   ------------   ------------   ------------
 Net increase (decrease)........       $     11,336   $     4,781    $     60,925   $      8,699
                                       ============   ============   ============   ============
 Capital stock authorized.......        100 million                   100 million
 Par value......................             no par                        no par


                                           NATIONAL MUNICIPAL             OREGON MUNICIPAL
                                                BOND FUND                     BOND FUND
                                       ---------------------------   ---------------------------
                                        SIX MONTHS                    SIX MONTHS
                                          ENDED           YEAR          ENDED           YEAR
                                         JUNE 30,        ENDED         JUNE 30,        ENDED
                                           2001       DECEMBER 31,       2001       DECEMBER 31,
                                       (UNAUDITED)        2000       (UNAUDITED)        2000
                                       ------------   ------------   ------------   ------------
SHARES:
 Shares sold....................                201           363           5,942         7,011
 Shares reinvested for dividends
   and distributions............                 23            43             693         1,363
                                       ------------   ------------   ------------   ------------
                                                224           406           6,635         8,374
 Shares redeemed................               (252)         (388)         (4,027)       (7,836)
                                       ------------   ------------   ------------   ------------
 Net increase (decrease)........                (28)           18           2,608           538
                                       ============   ============   ============   ============
AMOUNTS:
 Sales..........................       $      1,982   $     3,420    $     72,642   $    82,023
 Reinvestment of dividends and
   distributions................                222           409           8,448        15,992
                                       ------------   ------------   ------------   ------------
                                              2,204         3,829          81,090        98,015
 Less redemptions...............             (2,482)       (3,695)        (49,102)      (91,548)
                                       ------------   ------------   ------------   ------------
 Net increase (decrease)........       $       (278)  $       134    $     31,988   $     6,467
                                       ============   ============   ============   ============
 Capital stock authorized.......        100 million                   100 million
 Par value......................       $       0.01                        no par



                                               HIGH YIELD                  COLUMBIA DAILY
                                                  FUND                     INCOME COMPANY
                                       ---------------------------   ---------------------------
                                        SIX MONTHS                    SIX MONTHS
                                          ENDED           YEAR          ENDED           YEAR
                                         JUNE 30,        ENDED         JUNE 30,        ENDED
                                           2001       DECEMBER 31,       2001       DECEMBER 31,
                                       (UNAUDITED)        2000       (UNAUDITED)        2000
                                       ------------   ------------   ------------   ------------
SHARES:
 Shares sold....................             15,023         7,960         799,571     1,917,314
 Shares reinvested for dividends
   and distributions............                611           613          28,642        68,861
                                       ------------   ------------   ------------   ------------
                                             15,634         8,573         828,213     1,986,175
 Shares redeemed................             (6,539)       (5,400)       (801,712)   (1,953,313)
                                       ------------   ------------   ------------   ------------
 Net increase (decrease)........              9,095         3,173          26,501        32,862
                                       ============   ============   ============   ============
AMOUNTS:
 Sales..........................       $    137,399   $    72,120    $    799,571   $ 1,917,314
 Reinvestment of dividends and
   distributions................              5,551         5,546          28,642        68,861
                                       ------------   ------------   ------------   ------------
                                            142,950        77,666         828,213     1,986,175
 Less redemptions...............            (59,730)      (49,142)       (801,712)   (1,953,313)
                                       ------------   ------------   ------------   ------------
 Net increase (decrease)........       $     83,220   $    28,524    $     26,501   $    32,862
                                       ============   ============   ============   ============
 Capital stock authorized.......        100 million                     2 billion
 Par value......................             no par                  $      0.001

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                  (UNAUDITED)

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The amounts of fees and expenses described below are shown on each Fund's statement of operations.

Columbia Funds Management Company (CFMC) manages each Fund, and Columbia Trust Company (CTC) is the transfer and shareholder servicing agent. CFMC and CTC are indirect, wholly owned subsidiaries of FleetBoston Financial Corporation, a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees were paid by each Fund to CFMC. The fees are based on the following annual rates of average daily net assets:

                                                                 FEES ON           FEES ON           FEES ON           FEES ON
                                                                NET ASSETS        NET ASSETS        NET ASSETS        NET ASSETS
                                                                  FIRST              NEXT              NEXT           EXCEEDING
                                                               $200 MILLION      $300 MILLION      $500 MILLION       $1 BILLION
                                                               ------------      ------------      ------------      ------------
Common Stock Fund..........................................     0.60 of 1%        0.60 of 1%        0.60 of 1%        0.60 of 1%
Growth Fund................................................     0.75 of 1%       0.625 of 1%        0.50 of 1%        0.50 of 1%
International Stock Fund...................................     1.00 of 1%        1.00 of 1%        1.00 of 1%        1.00 of 1%
Special Fund...............................................     1.00 of 1%        1.00 of 1%        0.75 of 1%        0.75 of 1%
Small Cap Fund.............................................     1.00 of 1%        1.00 of 1%        1.00 of 1%        1.00 of 1%
Real Estate Equity Fund....................................     0.75 of 1%        0.75 of 1%        0.75 of 1%        0.75 of 1%
Technology Fund............................................     1.00 of 1%        1.00 of 1%        1.00 of 1%        1.00 of 1%
Strategic Value Fund.......................................     0.75 of 1%        0.75 of 1%        0.75 of 1%        0.75 of 1%
Balanced Fund..............................................     0.50 of 1%        0.50 of 1%        0.50 of 1%        0.50 of 1%
Short Term Bond Fund.......................................     0.50 of 1%        0.50 of 1%        0.50 of 1%        0.50 of 1%
Fixed Income Securities Fund...............................     0.50 of 1%        0.50 of 1%        0.50 of 1%        0.50 of 1%
National Municipal Bond Fund...............................     0.50 of 1%        0.50 of 1%        0.50 of 1%        0.50 of 1%
Oregon Municipal Bond Fund.................................     0.50 of 1%        0.50 of 1%        0.50 of 1%        0.50 of 1%
High Yield Fund............................................     0.60 of 1%        0.60 of 1%        0.60 of 1%        0.60 of 1%
Columbia Daily Income Company..............................     0.50 of 1%        0.50 of 1%        0.45 of 1%        0.40 of 1%

Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.

Transfer agent fees were paid by each Fund to CTC for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The Funds also paid CTC for certain direct shareholder servicing and accounting costs.

For the six months ended June 30, 2001, CFMC has voluntarily agreed to reimburse expenses, after fees paid indirectly, in excess of 1.68% for the Technology Fund.

For the three years commencing November 1, 2000 and ending October 31, 2003, CFMC has contractually agreed to reimburse expenses, after fees paid indirectly, in excess of 0.75% for the Short Term Bond Fund.

For the year ended December 31, 2001, CFMC has contractually agreed to reimburse expenses, after fees paid indirectly, in excess of 0.65% for the National Municipal Bond Fund.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK; AND INVOLVE RISKS, INCLUDING LOSS OF PRINCIPAL.

                          [COLUMBIA FUNDS LOGO & ART]
                                 COLUMBIA FUNDS
                 1301 S.W. FIFTH AVENUE, PORTLAND, OREGON 97201
                 ----------------------------------------------


                                   DIRECTORS
                 ----------------------------------------------
                                JAMES C. GEORGE
                             J. JERRY INSKEEP, JR.
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH


                               INVESTMENT ADVISOR
                 ----------------------------------------------
                       COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                 LEGAL COUNSEL
                 ----------------------------------------------
                                STOEL RIVES LLP
                       900 S.W. FIFTH AVENUE, SUITE 2300
                          PORTLAND, OREGON 97204-1268


                                 TRANSFER AGENT
                 ----------------------------------------------
                             COLUMBIA TRUST COMPANY
                             1301 S.W. FIFTH AVENUE
                             PORTLAND, OREGON 97201


   THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

THE MANAGERS' VIEWS CONTAINED IN THIS REPORT ARE SUBJECT TO CHANGE AT ANY TIME,
                   BASED ON MARKET AND OTHER CONSIDERATIONS.

    PORTFOLIO CHANGES SHOULD NOT BE CONSIDERED RECOMMENDATIONS FOR ACTION BY
                             INDIVIDUAL INVESTORS.

                  FUNDS DISTRIBUTED BY PFPC DISTRIBUTORS, INC.